UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-21906

Claymore Exchange-Traded Fund Trust
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code:     (312) 827-0100

Date of fiscal year end:  August 31

Date of reporting period:  September 1, 2014 - August 31, 2015

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM
. . . YOUR ROAD TO THE LATEST, MOST UP-TO-DATE INFORMATION
The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com, you will find:

•	Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.
Guggenheim Funds Distributors, LLC is constantly updating and expanding shareholder information services on each Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

Contents

Dear Shareholder	3

Economic and Market Overview	4

Management Discussion of Fund Performance	6

Performance Report and Fund Profile	17

About Shareholders' Fund Expenses	35

Schedule of Investments	37

Statement of Assets and Liabilities	65

Statement of Operations	68

Statements of Changes in Net Assets	71

Financial Highlights	76

Notes to Financial Statements	85

Report of Independent Registered Public Accounting Firm	93

Supplemental Information	94

Approval of Advisory Agreements	97

Trust Information	103

About the Trust Adviser	Back Cover

August 31, 2015
DEAR SHAREHOLDER
Guggenheim Funds Investment Advisors, LLC (the "Investment Adviser"), is pleased to present the annual shareholder report for several of our exchange-traded funds ("ETFs" or "Funds"). This report covers performance of the Funds for the annual fiscal period ended August 31, 2015.
The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC ("Guggenheim"), a global diversified financial services firm.
Guggenheim Funds Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.
To learn more about economic and market conditions over the last year and the objective and performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, which begins on page 6.
Sincerely,
Donald Cacciapaglia
President, Chief Executive Officer and Trustee
Claymore Exchange-Traded Fund Trust
September 30, 2015

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ECONOMIC AND MARKET OVERVIEW	August 31, 2015
The U.S. economic expansion is beginning to approach its late stages, but the underlying fundamentals of the economy remain strong. Growth mid-year bounced back from a weather-induced slowdown in the first quarter, with GDP increasing 3.7% for the third quarter. The labor and housing markets continue to strengthen, and consumption has benefited from low energy prices.
Markets have been anticipating a rate hike by the U.S. Federal Reserve (the "Fed") sometime before the end of 2015, but the Fed's insistence on being data dependent provides it with significant flexibility. Among measures being watched closely is wage growth, an indicator of inflationary pressure, which has been subdued. Once the Fed begins its tightening process, the terminal value of the Fed funds rate may be lower than expected.
Overseas, growth in the Chinese economy continues to slow, with a recent devaluation a government attempt to stimulate exports. Policymakers are likely to continue to do whatever is necessary to maintain growth at an acceptable level, but turbulence is expected to persist. The Japanese economy's long-term prospects also remain weak, with continued monetary accommodation leading to more capital being exported. In Europe, economic data have also slipped recently, and export growth may suffer due to falling demand from China. Events in Greece are likely to remain unsettled.
Responsible for much of this international turbulence is the massive misalignment of exchange rates, which finds its roots in quantitative easing. Japan, for example, has weakened its currency by over 50% against the U.S. dollar while China, Japan's largest trading partner, has basically pegged the renminbi to the dollar. Strains on the terms of trade between countries that have devalued and those that have not have built to the point that perpetuating these disparities is destabilizing to the countries that have staunchly fought devaluation. Witness China's recent move to devalue the renminbi versus the dollar, proving that artificial equilibrium is not only impossible to maintain, but ultimately disruptive to markets and economic growth.
Now we are facing the turbulent path to a new equilibrium, including the potential for several months of volatility for risk assets. In such a challenging period, many take comfort in governments' willingness to use the printing press. It is a handy tool to prop up asset prices and temporarily spur economic growth, which is the main reason a recession does not appear to be on the horizon for either the G-7 nations or China. It's also worth noting that there has never been a recession in the post-war period without the Fed first raising interest rates, after which it typically takes several years for a recession to be induced.
For the 12 months ended August 31, 2015, the Standard & Poor's 500® ("S&P 500") Index returned 0.48%. The Morgan Stanley Capital International ("MSCI") Europe-Australasia-Far East ("EAFE") Index returned -7.47%. The return of the MSCI Emerging Markets Index was -22.95%.
In the bond market, the Barclays U.S. Aggregate Bond Index posted a 1.56% return for the period, while the Barclays U.S. Corporate High Yield Index returned -2.93%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index was 0.03% for the 12-month period.
The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

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August 31, 2015
Index Definitions
All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.
The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.
The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or "MBS" (agency fixed-rate and hybrid adjustable-rate mortgage, or "ARM", pass-throughs), asset-backed securities ("ABS"), and commercial mortgage-backed securities ("CMBS").
The Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB +/BB + or below.
The Dow Jones U.S. Select Dividend Index is a selection of stocks that is based almost entirely on dividend yield and dividend history. Stocks are also required to have an annual average daily dollar trading volume of more than $1.5 million.
The FTSE NAREIT Equity REIT Index is a free float-adjusted index of REITs that own, manage, and lease investment-grade commercial real estate. Specifically, a company is classified as an Equity REIT if 75% or more of its gross invested book assets are invested in real property.
The MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.
The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000® companies.
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.
The S&P MidCap 400® provides investors with a benchmark for mid-sized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of midsized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.
Industry Sectors
Comments about industry sectors in these Fund commentaries are based on Bloomberg industry classifications.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)	August 31, 2015
EEB   Guggenheim BRIC ETF
Fund Overview
The Guggenheim BRIC ETF, NYSE Arca ticker: EEB (the "Fund") seeks investment results that correspond generally to the performance, before fees and expenses, of the BNY Mellon BRIC Select DR Index (the "Index").
The Index is a rules-based Index (i.e., an Index constructed using specified criteria) comprised of American depositary receipts ("ADRs"), global depositary receipts ("GDRs"), and China H-shares of Chinese equities where appropriate, based on liquidity, from a universe of all listed depositary receipts of companies from Brazil, Russia, India, and China currently trading on the U.S. exchanges. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.
Fund Performance
All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2015.
On a market price basis, the Fund generated a total return of -31.67%, which included a decrease in market price over the period to $24.95 as of August 31, 2015, from $37.84 as of August 31, 2014. On an NAV basis, the Fund generated a total return of -31.90%, which included a decrease in NAV over the period to $24.97 as of August 31, 2015, from $37.98 as of August 31, 2014. At the end of the period, the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.
For comparison, the underlying Index returned -31.59% and the MSCI Emerging Markets Index returned -22.95%.
The Fund made an annual income distribution of $1.033 per share on December 31, 2014, to shareholders of record on December 29, 2014.
Performance Attribution
For the 12-month period ended August 31, 2015, the technology sector contributed the most to the Fund's return and was the only sector to contribute to return. The energy sector detracted the most from return, followed by the communications sector.
Positions that contributed the most to the Fund's return included Infosys Ltd., ADR, a provider of IT consulting and software services; HDFC Bank Ltd., ADR, a provider of corporate banking and custodial services to the global corporate sector; and China Life Insurance Co. Ltd. Class H, which provides life, accident, and health insurance, as well as reinsurance and fund investment (4.6%, 3.3%, and 3.6%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from return included preferred stock of Petroleo Brasileiro S.A., ADR, a Brazilian oil and gas service company; Baidu, Inc., ADR, which operates an Internet search engine; and preferred stock of Itau Unibanco Holding S.A., ADR, which takes deposits and offers retail, commercial, and private-banking services 1.2%, 5.7%, and 3.1%, respectively, of the Fund's long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	August 31, 2015
DEF   Guggenheim Defensive Equity ETF
Fund Overview
The Guggenheim Defensive Equity ETF, NYSE Arca ticker: DEF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Sabrient Defensive Equity Index (the "Index").
As of August 31, 2015, the Index is comprised of approximately 100 securities selected, based on investment and other criteria developed by Sabrient Systems LLC, from a broad universe of U.S.-traded securities, including master limited partnerships ("MLPs") and American depositary receipts ("ADRs"). The depositary receipts included in the Index may be sponsored or unsponsored. The universe of potential Index constituents includes approximately 1,000 listed companies, generally with market capitalizations in excess of $1 billion. The Fund will invest at least 90% of its total assets in common stocks, ADRs, and MLPs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.
Fund Performance
All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2015.
On a market price basis, the Fund generated a total return of -6.16%, which included a decrease in market price over the period to $35.66 as of August 31, 2015, from $38.97 as of August 31, 2014. On an NAV basis, the Fund generated a total return of -6.24%, which included a decrease in NAV over the period to $35.61 as of August 31, 2015, from $38.95 as of August 31, 2014. At the end of the period, the Fund's shares were trading at a market price premium to NAV. NAV performance data reflects fees and expenses of the Fund.
For comparison, the Index returned -5.83% and the S&P 500 Index returned 0.48% for the same period.
The Fund made an annual income distribution of $0.9630 per share on December 31, 2014, to shareholders of record on December 29, 2014.
Performance Attribution
For the 12-month period ended August 31, 2015, the consumer, non-cyclical sector contributed the most to the Fund's return, followed by the utilities sector. The energy sector detracted the most from return, followed by the communications sector.
Positions that contributed the most to the Fund's return included China Southern Airlines Company Ltd., ADR, which provides commercial airline services throughout China, Southeast Asia, and other parts of the world (0.7% of the Fund's long-term investments at period end); Kraft Heinz Co., which provides food services (not held in the portfolio at period end); and Syngenta AG, ADR, which produces crop-protection products and seeds (not held in the portfolio at period end).
Positions that detracted the most from the Fund's return included Windstream Holdings, Inc., which offers telecommunications services to residential and business customers in U.S. rural communities (not held in the portfolio at period end); ONEOK Partners LP, which, through a subsidiary limited partnership, owns a general partner interest in an interstate pipeline system for transporting natural gas (1.1% of the Fund's long-term investments at period end); and preferred stock of Gerdau S.A., ADR, a steel manufacturer (not held in the portfolio at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	August 31, 2015
NFO   Guggenheim Insider Sentiment ETF
Fund Overview
The Guggenheim Insider Sentiment ETF, NYSE Arca ticker: NFO (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Sabrient Insider Sentiment Index (the "Index").
As of August 31, 2015, the Index is comprised of approximately 100 securities selected, based on investment and other criteria developed by Sabrient Systems LLC, from a broad universe of U.S.-traded securities, including master limited partnerships ("MLPs") and American depositary receipts ("ADRs"). The depositary receipts included in the Index may be sponsored or unsponsored. The universe of companies eligible for inclusion in the Index includes approximately 6,000 listed companies without limitations on market capitalization. The Fund will invest at least 90% of its total assets in common stocks, ADRs, and MLPs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.
Fund Performance
All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2015.
On a market price basis, the Fund generated a total return of -2.30%, which included a decrease in market price over the period to $47.52 as of August 31, 2015, from $49.22 as of August 31, 2014. On an NAV basis, the Fund generated a total return of -2.40%, which included a decrease in NAV over the period to $47.50 as of August 31, 2015, from $49.25 as of August 31, 2014. At the end of the period, the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.
For comparison, the Index returned -1.88% and the S&P 500 Index returned 0.48% for the same period.
The Fund made an annual income distribution of $0.5840 per share on December 31, 2014, to shareholders of record on December 29, 2014.
Performance Attribution
For the 12-month period ended August 31, 2015, the consumer, non-cyclical sector contributed the most to the Fund's return, followed by the consumer, cyclical sector. Energy detracted the most from return, followed by the basic materials sector.
Positions that contributed the most to the Fund's return included Entravision Communications Corp. Class A, a diversified Spanish-language media company (not held in the portfolio at period end); Ligand Pharmaceuticals, Inc., which develops drugs that regulate hormone-activated intracellular receptors (1.1% of the Fund's long-term investments at period end); and Stamps.com, Inc., which provides a service for purchasing and printing postage over the Internet (1.2% of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included Natural Resources Partners, LP, which owns and manages coal properties in Appalachia, the Illinois Basin, and the Western United States (0.9% of the Fund's long-term investments at period end); EV Energy Partners, LP, an upstream master limited partnership that explores for oil and natural gas in the U.S. (0.7% of the Fund's long-term investments at period end); and Hercules Offshore, Inc., which offers offshore contract drilling and liftboat services (not held in the portfolio at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	August 31, 2015
CZA   Guggenheim Mid-Cap Core ETF
Fund Overview
The Guggenheim Mid-Cap Core ETF, NYSE Arca ticker: CZA (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an index called the Zacks Mid-Cap Core Index (the "Index").
The Index is comprised of 100 securities selected, based on investment and other criteria, from a universe of mid-capitalization securities, including master limited partnerships ("MLPs"), American depositary receipts ("ADRs"), and business development companies ("BDCs"). Currently, the mid-capitalization universe ranges from approximately $2 billion in market capitalization to $16 billion in market capitalization, as defined by Zacks Investment Research, Inc. ("Zacks"). The securities in the universe are selected using a proprietary strategy developed by Zacks. The Fund will invest at least 90% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing ADRs that comprise the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is concentrated.
Fund Performance
All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2015.
On a market price basis, the Fund generated a total return of -1.17%, which included a decrease in market price over the period to $49.09 as of August 31, 2015, from $50.04 as of August 31, 2014. On an NAV basis, the Fund generated a total return of -1.11%, which included a decrease in NAV over the period to $49.05 as of August 31, 2015, from $49.97 as of August 31, 2014. At the end of the period, the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.
For comparison, the Index returned -0.23%, the Russell Midcap Index returned 0.02%, the S&P MidCap 400 Index returned 0.01%, and the S&P 500 Index returned 0.48% for the same period.
The Fund made an annual income distribution of $0.3680 per share on December 31, 2014, to shareholders of record on December 29, 2014.
Performance Attribution
For the 12-month period ended August 31, 2015, the consumer, non-cyclical sector contributed the most to the Fund's return, followed by the technology sector. The energy sector detracted the most from the Fund's return, followed by the industrial sector.
Positions that contributed the most to the Fund's return included Blackstone Group LP, a global alternative asset manager and provider of financial advisory services; CareFusion Corp., a global medical technology company that was acquired by Becton, Dickinson and Co. during the period; and ConAgra Foods, Inc., which manufactures and markets packaged foods for retail consumers, restaurants, and institutions (none held in the portfolio at period end).
Positions that detracted the most from the Fund's return included NiSource, Inc., an energy holding company (not held in the portfolio at period end); ONEOK Partners LP, which, through a subsidiary limited partnership, owns a general partner interest in an interstate pipeline systems for transporting natural gas (not held in the portfolio at period end); and Xerox Corp., which offers business process and IT outsourcing support and document technology (1.5% of the Fund's long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	August 31, 2015
CVY   Guggenheim Multi-Asset Income ETF
Fund Overview
The Guggenheim Multi-Asset Income ETF, NYSE Arca ticker: CVY (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Zacks Multi-Asset Income Index (the "Index").
The Index is comprised of approximately 125 to 150 securities selected, based on investment and other criteria, from a universe of domestic and international companies. The securities comprising the Index include stocks of small- and medium-sized companies. The universe of securities within the Index includes U.S. listed common stocks and American depositary receipts ("ADRs") paying dividends, real estate investment trusts ("REITs"), master limited partnerships ("MLPs"), closed-end funds, Canadian royalty trusts, and traditional preferred stocks. The companies in the universe are selected using a proprietary methodology developed by Zacks Investment Research, Inc. The Fund will invest at least 90% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing ADRs that comprise the Index). The Fund uses a sampling approach in seeking to achieve its objective. Sampling means that the Investment Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes, and other characteristics. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.
Fund Performance
All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2015.
On a market price basis, the Fund generated a total return of -18.99%, which included a decrease in market price over the period to $19.89 on August 31, 2015, from $26.05 on August 31, 2014. On an NAV basis, the Fund generated a total return of -18.90%, which included a decrease in NAV over the period to $19.92 on August 31, 2015, from $26.06 on August 31, 2014. At the end of the period, the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.
For comparison, the Index returned -18.74%, the S&P 500 Index returned 0.48%, and the Dow Jones U.S. Select Dividend Index returned -0.66% for the same period.
The Fund pays distributions quarterly on the last business day of each calendar quarter to shareholders of record two business days earlier. The following distributions per share were paid during the 12-month period ended August 31, 2015:

Payable Date	Amount
September 30, 2014	$0.3160
December 31, 2014	$0.4870
March 31, 2015	$0.2824
June 30, 2015	$0.2543
Total	$1.3397
Performance Attribution
For the 12-month period ended August 31, 2015, the consumer, non-cyclical sector was the only contributor to the Fund's return. The energy sector detracted the most from return, followed by the financial sector.
Positions that contributed the most to the Fund's return included AstraZeneca plc, ADR, which, through its subsidiaries, researches, manufactures, and sells pharmaceutical and medical-products technology (1.0% of the Fund's long-term investments at period end); Kraft Heinz Co., which provides food services (not held in the portfolio at period end); and Target Corp., an operator of general merchandise discount stores (not held in the portfolio at period end).
Positions that detracted the most from the Fund's return included Linn Energy LLC, an independent natural gas exploration and production company (not held in the portfolio at period end); Penn West Petroleum Ltd., an oil and natural gas explorer (not held in the portfolio at period end); and BP Prudhoe Bay Royalty Trust, which provides oil and gas services (0.8% of the Fund's long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	August 31, 2015
RYJ   Guggenheim Raymond James SB-1 Equity ETF
Fund Overview
The Guggenheim Raymond James SB-1 Equity ETF, NYSE Arca ticker: RYJ (the "Fund"), seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Raymond James SB-1 Equity Index (the "Index").
The Index is comprised of all equity securities rated Strong Buy 1 ("SB-1") by Raymond James & Associates, Inc., an affiliate of Raymond James Research Services, LLC (the "Index Provider"), as of each rebalance and reconstitution date. Index constituents include equity securities of all market capitalizations, as defined by the Index Provider, that trade on a U.S. securities exchange, including common stocks, American depositary receipts ("ADRs"), real estate investment trusts ("REITs"), and master limited partnerships ("MLPs"). The number of securities in the Index may vary depending on the number of equity securities rated SB-1 by Raymond James & Associates, Inc. As of August 31, 2015, the Index consisted of 160 securities. Under normal conditions, the Fund will invest at least 80% of its total assets in equity securities. The Fund will invest at least 80% of its total assets in securities that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.
Fund Performance
All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2015.
On a market price basis, the Fund generated a total return of -2.82%, which included a decrease in market price over the period to $34.19 on August 31, 2015, from $35.28 on August 31, 2014. On an NAV basis, the Fund generated a total return of -2.64%, which included a decrease in NAV over the period to $34.24 on August 31, 2015, from $35.26 on August 31, 2014. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.
For comparison, the Index returned -1.46% and the S&P MidCap 400 Index returned 0.01% for the same period.
The Fund made an annual income distribution of $0.0910 per share on December 31, 2014, to shareholders of record on December 29, 2014.
Performance Attribution
For the 12-month period ended August 31, 2015, the consumer, non-cyclical sector contributed the most to the Fund's return, followed by the consumer, cyclical sector. The energy sector detracted the most from the Fund's return, followed by the communications sector.
Positions that contributed the most to the Fund's return included Palo Alto Networks, Inc., a provider of network security solutions (0.7% of long-term investments at period end); Paylocity Holding Corp., a provider of cloud-based payroll and human capital management services (not held in the portfolio at period end); and Nabors Industries Ltd., a land drilling contractor (not held in the portfolio at period end).
Positions that detracted the most from the Fund's return included Energy XXI Ltd., an oil and natural gas exploration and production company; LinnCo. LLC, which owns LINN Energy, an independent natural gas exploration and production company; and Oasis Petroleum, Inc., an independent oil and natural gas exploration and production company (none held in the portfolio at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	August 31, 2015
CSD   Guggenheim Spin-Off ETF
Fund Overview
The Guggenheim Spin-Off ETF, NYSE Arca ticker: CSD (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Beacon Spin-Off Index (the "Index").
As of August 31, 2015, the Index is comprised of approximately 33 securities selected, based on investment and other criteria, from a broad universe of U.S.-traded stocks, American depositary receipts, ("ADRs") and master limited partnerships ("MLPs"). The universe of companies eligible for inclusion in the Index includes companies that have been spun-off within the past 30 months (but not more recently than six months prior to the applicable rebalancing date), without limitations on market capitalization (including micro-cap securities), but which are primarily small- and mid-cap companies with capitalizations under $10.0 billion. Beacon Indexes LLC defines a spin-off company as any company resulting from either of the following events: a spin-off distribution of stock of a subsidiary company by its parent company to parent company shareholders or equity "carve-outs" or "partial initial public offerings" in which a parent company sells a percentage of the equity of a subsidiary to public shareholders. The Fund will invest at least 90% of its total assets in common stock, ADRs, and MLPs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.
Fund Performance
All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2015.
On a market price basis, the Fund generated a total return of -10.63%, which included a decrease in market price over the period to $40.85 on August 31, 2015, from $46.46 on August 31, 2014. On an NAV basis, the Fund generated a total return of -10.54%, which included a decrease in NAV over the period to $40.90 on August 31, 2015, from $46.47 on August 31, 2014. At the end of the period, the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.
For comparison, the Index returned -10.21%, the S&P 500 Index returned 0.48%, and the Russell Midcap Index returned 0.02% for the same period.
The Fund made an annual income distribution of $0.7360 per share on December 31, 2014, to shareholders of record on December 29, 2014.
Performance Attribution
For the 12-month period ended August 31, 2015, the consumer, non-cyclical sector contributed the most to the Fund's return, followed by the consumer, cyclical sector. The energy sector detracted the most from return, followed by the financial sector.
Positions that contributed the most to the Fund's return included Kraft Heinz Co., which provides food services (not held in the portfolio at period end); Prothena Corp. PLC, a biotechnology company (2.4% of the Fund's long-term investments at period end); and Zoetis, Inc., which develops and makes animal health medicines and vaccines (4.8% of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included WPX Energy, Inc., an independent natural gas and oil exploration and production company (not held in the portfolio at period end); Altisource Asset Management Corp., which provides asset management and corporate governance services (0.1% of the Fund's long-term investments at period end); and Navient Corp., which conducts education-loan portfolio management, servicing, and asset recovery (3.5% of the Fund's long-term investments at period end).

12 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	August 31, 2015
WMCR   Wilshire Micro-Cap ETF
Fund Overview
The Wilshire Micro-Cap ETF, NYSE ticker: WMCR (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Wilshire US Micro-Cap IndexSM (the "Index").
The Index is a rules-based Index (i.e., an Index based on specified criteria) comprised of, as of August 31, 2015, approximately 1,200 securities of micro-capitalization companies, including real estate investment trusts ("REITs") and business development companies ("BDCs"), as defined by Wilshire Associates Incorporated. The Index is designed to represent microsized companies and is a subset of the Wilshire 5000 Total Market IndexSM (the "Wilshire 5000"). The Index represents a float-adjusted, market capitalization-weighted index of the issues ranked below 2500 by market capitalization of the Wilshire 5000.
Under normal conditions, the Fund will invest at least 80% of its total assets in micro-capitalization companies. In addition, the Fund will invest at least 80% of its total assets in equity securities that comprise the Index. The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Investment Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes, and other characteristics. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.
Fund Performance
All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2015.
On a market price basis, the Fund generated a total return of 0.91%, which included a decrease in market price over the period to $26.60 as of August 31, 2015, from $27.31 as of August 31, 2014. On an NAV basis, the Fund generated a total return of 0.57%, which included a decrease in NAV over the period to $26.59 as of August 31, 2015, from $27.40 as of August 31, 2014. At the end of the period, the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.
For comparison, the Index returned -0.29%, the S&P 500 Index returned 0.48%, and the Russell 2000 Index returned 0.03% for the same period.
The Fund made an annual income distribution of $0.9730 per share on December 31, 2014, to shareholders of record on December 29, 2014.
Performance Attribution
For the 12-month period ended August 31, 2015, the consumer, non-cyclical sector contributed the most to the Fund's return, followed by the financial sector. The energy sector detracted the most from return, followed by the industrial sector.
Positions that contributed the most to the Fund's return included Zogenix, Inc., a specialty pharmaceutical company (0.3% of the Fund's long-term investments at period end); Alliance One International, Inc., an independent leaf tobacco merchant serving large multinational cigarette manufacturers (0.1% of the Fund's long-term investments at period end); and Auspex Pharmaceuticals, Inc., a biopharmaceutical company that develops and distributes medicines for orphan diseases (not held in the portfolio at period end).
Positions that detracted the most from the Fund's return included Emerald Oil, Inc., an independent oil exploration and production company; Gastar Exploration, Inc., an independent oil and gas exploration and production company; and Advanced Emissions Solutions, Inc., an environmental technology/specialty company (less than 0.1%, 0.1%, and 0.2%, respectively, of the Fund's long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	August 31, 2015
WREI   Wilshire US REIT ETF
Fund Overview
The Wilshire US REIT ETF, NYSE Arca ticker: WREI (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Wilshire US REIT IndexSM (the "Index").
The Index is a rules-based Index comprised of, as of August 31, 2015, approximately 113 securities, which may include securities of companies of all categories of market capitalizations (subject to certain minimum market capitalization requirements), as defined by Wilshire Associates Incorporated ("Wilshire"). The Index is comprised primarily of real estate investment trusts ("REITs") and is derived from the broader Wilshire 5000 Total Market IndexSM. The Index is weighted by float-adjusted market capitalization. The Fund will invest at least 80% of its total assets in equity securities that comprise the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.
Fund Performance
All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended August 31, 2015.
On a market price basis, the Fund generated a total return of 1.88%, which included a decrease in market price over the period to $42.08 on August 31, 2015, from $42.59 on August 31, 2014. On an NAV basis, the Fund generated a total return of 1.60%, which included a decrease in NAV over the period to $42.06 on August 31, 2015, from $42.69 on August 31, 2014. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. NAV performance data reflects fees and expenses of the Fund.
For comparison, the Index returned 1.80% and the FTSE NAREIT Equity REIT Index returned -0.33% for the same period.
The Fund pays distributions quarterly on the last business day of each calendar quarter to shareholders of record two business days earlier. Per share distributions paid over the 12-month period ended August 31, 2015, were:

Date	Amount
September 30, 2014	$0.3210
December 31, 2014	$0.3980
($0.2490 in ordinary income,
$0.0130 in short-term capital gain, and
$0.1360 in long-term capital gain)
March 31, 2015	$0.2305
June 30, 2015	$0.3888
Total	$1.3383
Performance Attribution
More than 99% of the Fund's holdings are categorized in the financial sector, which had a negative return for the 12-month period ended August 31, 2015, detracting from the Fund's return.
Positions that contributed the most to the Fund's performance included Public Storage, a real estate investment trust involved in the acquisition, development, ownership, and operation of self-storage facilities; Simon Property Group, Inc., which invests in regional malls, community/lifestyle centers, and international properties in North America, Europe, and Asia; and Hersha Hospitality Trust, a real estate investment trust that owns and operates limited-service and extended-stay hotels (5.1%, 9.8%, and 0.2%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's performance included Host Hotels & Resorts, Inc., a real estate trust which owns or holds controlling interests in upscale and luxury full-service hotel lodging properties; Vornado Realty Trust, a estate investment trust which owns, manages, and leases office properties in major metropolitan areas; and Ventas, Inc., a real estate investment trust which owns seniors-housing communities, skilled-nursing facilities, hospitals, and medical-office buildings (2.3%, 2.9%, and 3.2%, respectively, of the Fund's long-term investments at period end).

14 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

August 31, 2015
Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers and Guggenheim Funds Investment Advisors, LLC only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.
This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Guggenheim ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in a Fund, which may cause you to lose money, including the entire principal that you invest. Please refer to each individual ETF prospectus for a more detailed discussion of Fund-specific risks and considerations.
Investment Risk. An investment in a Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Equity Risk. The value of the securities held by each Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by each Fund participate, or factors relating to specific companies in which such Fund invests.
Foreign Investment Risk. A Fund's investments in non-U.S. issuers, although limited to ADRs and GDRs (EEB only), may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic, or social developments could undermine the value of such Fund's investments or prevent such Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Finally, the value of the currency of the country in which a Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
Emerging Markets Risk. Investment in securities of issuers based in developing or "emerging market" countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.
Micro-, Small-, and Medium-Sized Company Risk. Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Micro-cap companies may be newly formed, less developed and there may be less available information about the company.
MLP Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders, and the general partner of an MLP, including a conflict arising as a result of incentive distribution payments.
Portfolio Turnover Risk. Certain Funds may engage in active and frequent trading of their portfolio securities in connection with the rebalancing of their respective Index, and therefore such Fund's investments. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund's shareholders, such Fund will seek to utilize the creation and redemption in kind mechanism to minimize capital gains to the extent possible.
Replication Management Risk. The Funds are not "actively" managed. Therefore, a Fund would not necessarily sell a security because the stock's issuer was in financial trouble unless that stock is removed from such Fund's Index.
Non-Correlation Risk. A Fund's return may not match the return of such Fund's Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. A Fund may not be fully invested at times, either as a result of cash flows into such Fund or reserves of cash held by a Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.
Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.
Non-Diversified Fund Risk. Certain Funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.
Concentration Risk. If the Index concentrates in an industry or group of industries, the Fund's investments will be concentrated accordingly. In such event, the value of the Fund's shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.
Guggenheim BRIC ETF is also subject to risks incurred by investing in companies that are located in Brazil, Russia, India, and China. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits, and significant devaluations of the currency of Brazil, which have led to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Investing in securities of Russian companies involves additional risks, including, among others, the absence of developed legal structures governing private or foreign investments and private property and the possibility of the loss of all or a substantial portion of the Fund's assets invested in Russia as a result of expropriation. Investing in securities of Indian companies involves additional risks, including, but not limited to, greater price volatility, substantially less liquidity, significantly smaller market capitalization of securities markets, more substantial governmental involvement in the economy, higher rates of inflation, and greater political, economic and social uncertainty. Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 15

August 31, 2015
respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources, and capital reinvestment, among others. As an investor in such companies, the Fund is indirectly subject to those risks.
Risk of Investing in Russia. Recently, economic sanctions have been imposed by the U.S. and other countries on certain Russian citizens and institutions, and further sanctions could be imposed or removed by the U.S. or other countries on Russia at any time. Among the potential impacts of such sanctions are a decline in the price or liquidity of Russian securities, a weakening of the Russian currency or other event that could negatively affect the Russian economy. In addition, any sanctions could prevent the Fund from completing transactions in Russian securities or cause Russia to take action in response to the sanctions, which could further damage the value of Russian securities or the economic ties between Russia and other countries. Please review the Fund's Prospectus and Statement of Additional Information for other risks.
Guggenheim Multi-Asset Income ETF is also subject to risks incurred by investing in preferred stocks—some that may be rated below investment grade, REITs, and other investment companies.
Guggenheim Raymond James SB-1 Equity ETF is also subject to risks relating to Raymond James & Associates Equity Securities Ratings. The Fund will seek to construct and maintain a portfolio consisting of the equity securities rated SB-1 by Raymond James & Associates analysts. Changes in the ratings methodologies or in the scope of equity research by Raymond James & Associates may have an adverse effect on the ability of the Fund to pursue its investment strategy.
Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Continuing uncertainty as to the status of the euro and the European Monetary Union has created significant volatility in currency and financial markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Funds' portfolios. Financial market conditions, as well as various social and political tensions in the U.S. and around the world, have contributed to increased market volatility and may have long-term effects on the U.S. and worldwide financial markets and cause further economic uncertainties or deterioration in the U.S. and worldwide. The Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.
There is no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged. In addition to the risks described above, there are certain other risks related to investing in the Funds. These risks are described further in each Fund's Prospectus and Statement of Additional Information and at guggenheiminvestments.com.

16 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	August 31, 2015
EEB   Guggenheim BRIC ETF

Fund Statistics
Share Price	$24.95
Net Asset Value	$24.97
Discount to NAV	-0.08%
Net Assets ($000)	$86,177

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED AUGUST 31, 2015
				Since
	One	Three	Five	Inception
	Year	Year	Year	(09/21/06)
Guggenheim BRIC ETF
NAV	-31.90%	-7.03%	-6.37%	2.49%
Market	-31.67%	-6.98%	-6.38%	2.49%
The BNY Mellon BRIC
Select ADR Index/
The BNY Mellon
BRIC Select DR
Index1	-31.59%	-5.54%	-5.31%	3.24%
MSCI Emerging
Markets
Index	-22.95%	-2.41%	-0.92%	3.03%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $24.58 per share for share price returns or initial net asset value (NAV) of $24.58 per share for NAV returns. Returns for periods of less than one year are not annualized.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.66%. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was 0.64% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.70%. There is a contractual fee waiver currently in place for this Fund through December 31, 2018 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Investments:
Communications	27.6%
Energy	23.0%
Financial	19.1%
Consumer, Non-cyclical	9.9%
Technology	7.5%
Basic Materials	6.8%
Other	5.4%
Total Long-Term Investments	99.3%
Securities lending collateral	6.8%
Total Investments	106.1%
Other Assets & Liabilities, net	-6.1%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
China Mobile Ltd.	9.3%
Baidu, Inc. ADR	5.7%
Infosys Ltd. ADR	4.6%
Gazprom PAO ADR	3.6%
China Life Insurance Company Ltd. — Class H	3.6%
Alibaba Group Holding Ltd. ADR	3.4%
Ambev S.A. ADR	3.3%
HDFC Bank Ltd. ADR	3.2%
Itau Unibanco Holding S.A. ADR	3.1%
Reliance Industries Ltd. GDR	2.9%
Top Ten Total	42.7%
"Ten Largest Holdings" exclude any temporary cash or derivative investments.
1
Benchmark returns reflect the blended return of the BNY Mellon BRIC Select ADR Index from 9/21/06 – 10/30/2013 and the return of the BNY Mellon BRIC Select DR Index, net of foreign withholding taxes, from 10/31/13 – 8/31/2015.

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PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2015
EEB   Guggenheim BRIC ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI Emerging Markets Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The MSCI Emerging Markets Index is a free float-adjusted market Capitalization index that is designed to measure equity market Performance in the global emerging markets. The referenced index is unmanaged. It is not possible to invest directly in the MSCI Emerging Markets Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

18 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2015
DEF   Guggenheim Defensive Equity ETF

Fund Statistics
Share Price	$35.66
Net Asset Value	$35.61
Premium to NAV	0.14%
Net Assets ($000)	$197,662

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED AUGUST 31, 2015
				Since
	One	Three	Five	Inception
	Year	Year	Year	(12/15/06)
Guggenheim Defensive Equity ETF
NAV	-6.24%	9.46%	12.38%	6.21%
Market	-6.16%	9.46%	12.39%	6.23%
Sabrient Defensive
Equity
Index	-5.83%	10.04%	13.01%	6.91%
S&P 500 Index	0.48%	14.31%	15.87%	6.04%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.07 per share for share price returns or initial net asset value (NAV) of $25.07 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.74%. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was 0.65% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.72%. There is a contractual fee waiver currently in place for this Fund through December 31, 2018 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Investments:
Financial	29.5%
Utilities	19.5%
Communications	13.1%
Energy	13.0%
Consumer, Non-cyclical	11.0%
Consumer, Cyclical	5.4%
Industrial	4.2%
Other	4.0%
Total Long-Term Investments	99.7%
Other Instruments:
Securities Lending Collateral	7.9%
Rights	0.0%*
Total Other Instruments	7.9%
Total Investments	107.6%
Other Assets & Liabilities, net	-7.6%
Net Assets	100.0%
*Less than 0.1%

Ten Largest Holdings
(% of Total Net Assets)
AGL Resources, Inc.	1.3%
Sysco Corp.	1.2%
Spectra Energy Partners, LP	1.1%
National Oilwell Varco, Inc.	1.1%
ONEOK Partners, LP	1.1%
Crown Castle International Corp.	1.1%
LG Display Company Ltd. ADR	1.1%
Banco de Chile	1.1%
Maxim Integrated Products, Inc.	1.1%
National Grid plc ADR	1.1%
Top Ten Total	11.3%
"Ten Largest Holdings" exclude any temporary cash or derivative investments.

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PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2015
DEF   Guggenheim Defensive Equity ETF continued
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The referenced index is unmanaged. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

20 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2015
NFO   Guggenheim Insider Sentiment ETF

Fund Statistics
Share Price	$47.52
Net Asset Value	$47.50
Premium to NAV	0.04%
Net Assets ($000)	$123,547

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED AUGUST 31, 2015
				Since
	One	Three	Five	Inception
	Year	Year	Year	(09/21/06)
Guggenheim Insider Sentiment ETF
NAV	-2.40%	13.17%	14.60%	8.77%
Market	-2.30%	13.16%	14.62%	8.78%
Sabrient Insider
Sentiment
Index	-1.88%	13.85%	15.27%	9.69%
S&P 500 Index	0.48%	14.31%	15.87%	6.86%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.14 per share for share price returns or initial net asset value (NAV) of $25.14 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.74%. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was 0.65% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.73%. There is a contractual fee waiver currently in place for this Fund through December 31, 2018 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Investments:
Financial	20.7%
Consumer, Cyclical	19.1%
Consumer, Non-cyclical	16.9%
Industrial	10.1%
Energy	9.8%
Technology	8.6%
Basic Materials	5.9%
Other	8.3%
Total Long-Term Investments	99.4%
Securities Lending Collateral	5.0%
Total Investments	104.4%
Other Assets & Liabilities, net	-4.4%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Coty, Inc. — Class A	1.3%
Comfort Systems USA, Inc.	1.3%
Ethan Allen Interiors, Inc.	1.3%
Chipotle Mexican Grill, Inc. — Class A	1.3%
Stamps.com, Inc.	1.2%
CR Bard, Inc.	1.2%
Blackbaud, Inc.	1.2%
Briggs & Stratton Corp.	1.2%
Tesoro Corp.	1.2%
HCA Holdings, Inc.	1.2%
Top Ten Total	12.4%
"Ten Largest Holdings" exclude any temporary cash or derivative investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2015
NFO   Guggenheim Insider Sentiment ETF continued
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Standard and Poor's 500 Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

22 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2015
CZA   Guggenheim Mid-Cap Core ETF

Fund Statistics
Share Price	$49.09
Net Asset Value	$49.05
Premium to NAV	0.08%
Net Assets ($000)	$149,597

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED AUGUST 31, 2015
				Since
	One	Three	Five	Inception
	Year	Year	Year	(04/02/07)
Guggenheim Mid-Cap Core ETF
NAV	-1.11%	15.64%	16.25%	8.98%
Market	-1.17%	15.60%	16.22%	8.99%
Russell Midcap Index	0.02%	16.12%	16.56%	7.21%
S&P 500 Index	0.48%	14.31%	15.87%	6.24%
S&P MidCap
400 Index	0.01%	15.10%	16.14%	7.88%
Zacks Mid-Cap
Core Index	-0.23%	16.89%	17.49%	10.22%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.09 per share for share price returns or initial net asset value (NAV) of $25.09 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.
The S&P MidCap 400® provides investors with a benchmark for midsized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of midsized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.
The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.73%. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was 0.65% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.73%. There is a contractual fee waiver currently in place for this Fund through December 31, 2018 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Investments:
Financial	24.7%
Industrial	23.0%
Consumer, Non-cyclical	11.9%
Technology	11.7%
Utilities	9.4%
Consumer, Cyclical	5.4%
Communications	4.8%
Energy	4.7%
Basic Materials	3.8%
Total Investments	99.4%
Securities Lending Collateral	3.1%
Total Investments	102.5%
Other Assets & Liabilities, net	-2.5%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Fidelity National Information Services, Inc.	2.6%
Edison International	2.5%
Amphenol Corp. — Class A	2.1%
Roper Technologies, Inc.	2.1%
DaVita HealthCare Partners, Inc.	2.1%
Northern Trust Corp.	2.1%
Tyco International plc	2.0%
Spectra Energy Partners, LP	2.0%
Ingersoll-Rand plc	1.9%
Invesco Ltd.	1.9%
Top Ten Total	21.3%
"Ten Largest Holdings" exclude any temporary cash or derivative investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2015
CZA   Guggenheim Mid-Cap Core ETF continued
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's 500® Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P 500® Index is a broad based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. It is not possible to invest directly in the S&P 500® Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

24 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2015
CVY   Guggenheim Multi-Asset Income ETF

Fund Statistics
Share Price	$19.89
Net Asset Value	$19.92
Discount to NAV	-0.15%
Net Assets ($000)	$647,321

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED AUGUST 31, 2015
				Since
	One	Three	Five	Inception
	Year	Year	Year	(09/21/06)
Guggenheim Multi-Asset Income ETF
NAV	-18.90%	1.89%	7.35%	3.20%
Market	-18.99%	1.79%	7.30%	3.18%
Zacks Multi-Asset
Income
Index	-18.74%	2.63%	8.17%	4.07%
S&P 500 Index	0.48%	14.31%	15.87%	6.86%
Dow Jones
U.S. Select
Dividend
Index	-0.66%	12.80%	15.06%	5.61%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $24.96 per share for share price returns or initial net asset value (NAV) of $24.96 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.89%. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was 0.65% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.71%. There is a contractual fee waiver currently in place for this Fund through December 31, 2018 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Investments:
Financial	26.9%
Energy	20.8%
Utilities	11.9%
Consumer, Non-cyclical	7.6%
Basic Materials	5.5%
Technology	5.4%
Consumer, Cyclical	4.1%
Industrial	4.0%
Communications	2.7%
Total Investments	88.9%
Other Instruments:
Closed-End Funds	10.0%
Securities Lending Collateral	6.4%
Total Other Instruments	16.4%
Total Investments	105.3%
Other Assets & Liabilities, net	-5.3%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
HollyFrontier Corp.	1.2%
Bank of America Corp.	1.2%
JPMorgan Chase & Co.	1.2%
Baxter International, Inc.	1.2%
Lockheed Martin Corp.	1.2%
PIMCO Dynamic Income Fund	1.1%
PIMCO Dynamic Credit Income Fund	1.1%
Xcel Energy, Inc.	1.1%
Annaly Capital Management, Inc.	1.1%
NextEra Energy, Inc.	1.1%
Top Ten Total	11.5%
"Ten Largest Holdings" exclude any temporary cash or derivative investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2015
CVY   Guggenheim Multi-Asset Income ETF continued
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stock chose for market size, liquidity and industry group representation. The referenced index is unmanaged. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

26 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2015
RYJ   Guggenheim Raymond James SB-1 Equity ETF

Fund Statistics
Share Price	$34.19
Net Asset Value	$34.24
Discount to NAV	-0.15%
Net Assets ($000)	$240,495

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED AUGUST 31, 2015
				Since
	One	Three	Five	Inception
	Year	Year	Year	(05/19/06)
Guggenheim Raymond James SB-1 Equity ETF
NAV	-2.64%	15.21%	16.75%	7.76%
Market	-2.82%	15.20%	16.73%	7.34%
Raymond
James
SB-1 Equity
Index	-1.46%	16.19%	17.68%	8.79%
S&P MidCap
400 Index	0.01%	15.10%	16.14%	8.50%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $20.00 per share for share price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized.
The S&P MidCap 400® provides investors with a benchmark for midsized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of midsized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
The Fund's annual operating expense ratio of 0.75% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Investments:
Consumer, Cyclical	22.1%
Financial	17.2%
Technology	14.2%
Communications	12.7%
Industrial	12.1%
Consumer, Non-cyclical	10.0%
Energy	8.7%
Other	2.7%
Total Investments	99.7%
Securities Lending Collateral	2.8%
Total Investments	102.5%
Other Assets & Liabilities, net	-2.5%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
EnerNOC, Inc.	0.8%
Newpark Resources, Inc.	0.8%
Applied Micro Circuits Corp.	0.8%
Iridium Communications, Inc.	0.8%
Micron Technology, Inc.	0.8%
NeoPhotonics Corp.	0.8%
Teekay Corp.	0.8%
Baker Hughes, Inc.	0.8%
Nimble Storage, Inc.	0.7%
Superior Energy Services, Inc.	0.7%
Top Ten Total	7.8%
"Ten Largest Holdings" exclude any temporary cash or derivative investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2015
RYJ   Guggenheim Raymond James SB-1 Equity ETF continued
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P MidCap 400 Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P MidCap 400 Index provides investors with a benchmark for mid-sized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis. The referenced index is unmanaged. It is not possible to invest directly in the S&P MidCap 400 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

28 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2015
CSD   Guggenheim Spin-Off ETF

Fund Statistics
Share Price	$40.85
Net Asset Value	$40.90
Discount to NAV	-0.12%
Net Assets ($000)	$413,092

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED AUGUST 31, 2015
				Since
	One	Three	Five	Inception
	Year	Year	Year	(12/15/06)
Guggenheim Spin-Off ETF
NAV	-10.54%	16.31%	17.43%	6.85%
Market	-10.63%	16.15%	17.29%	6.83%
Beacon Spin-Off
Index	-10.21%	17.07%	18.36%	7.54%
Russell Midcap
Index	0.02%	16.12%	16.56%	7.33%
S&P 500 Index	0.48%	14.31%	15.87%	6.04%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.18 per share for share price returns or initial net asset value (NAV) of $25.18 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.
The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.72%. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was 0.65% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.71%. There is a contractual fee waiver currently in place for this Fund through December 31,2018 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Investments:
Financial	26.4%
Consumer, Non-cyclical	22.7%
Communications	16.6%
Industrial	13.5%
Technology	5.7%
Energy	5.5%
Consumer, Cyclical	3.8%
Utilities	3.0%
Basic Materials	2.7%
Total Investments	99.9%
Securities Lending Collateral	10.9%
Total Investments	110.8%
Other Assets & Liabilities, net	-10.8%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
WhiteWave Foods Co. — Class A	5.1%
Keysight Technologies, Inc.	5.1%
Allegion plc	5.0%
Liberty Media Corp. — Class A	5.0%
Brookfield Property Partners, LP	4.9%
AbbVie, Inc.	4.8%
Zoetis, Inc.	4.8%
News Corp. — Class A	4.7%
New Residential Investment Corp.	4.3%
NorthStar Asset Management Group, Inc.	4.2%
Top Ten Total	47.9%
"Ten Largest Holdings" exclude any temporary cash or derivative investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2015
CSD   Guggenheim Spin-Off ETF continued
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's 500 Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

30 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2015
WMCR   Wilshire Micro-Cap ETF

Fund Statistics
Share Price	$26.60
Net Asset Value	$26.59
Premium to NAV	0.04%
Net Assets ($000)	$21,292

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED AUGUST 31, 2015
				Since
	One	Three	Five	Inception
	Year	Year	Year	(09/21/06)
Wilshire Micro-Cap ETF
NAV	0.57%	15.83%	15.52%	2.62%
Market	0.91%	16.02%	15.45%	2.63%
Sabrient Stealth
Index/Wilshire
Micro-Cap IndexSM	-0.29%	15.55%	15.83%	3.20%1
Wilshire Micro-Cap
IndexSM	-0.29%	15.55%	15.83%	5.86%
Russell 2000
Index	0.03%	14.12%	15.55%	6.68%
S&P 500 Index	0.48%	14.31%	15.87%	6.86%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.15 per share for share price returns or initial net asset value (NAV) of $25.15 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
The Fund's annual operating expense ratio of 0.50% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Investments:
Financial	30.6%
Consumer, Non-cyclical	28.9%
Consumer, Cyclical	11.5%
Industrial	11.3%
Communications	6.6%
Technology	6.5%
Energy	2.5%
Other	2.0%
Total Common Stocks	99.9%
Other Instruments:
Securities Lending Collateral	17.3%
Rights	0.0%*
Total Other Instruments	17.3%
Total Investments	117.2%
Other Assets & Liabilities, net	-17.2%
Net Assets	100.0%

(% of Total Net Assets)
LendingTree, Inc.	0.6%
AtriCure, Inc.	0.6%
Atrion Corp.	0.5%
US Concrete, Inc.	0.5%
BNC Bancorp	0.5%
Eagle Pharmaceuticals, Inc.	0.5%
Integrated Silicon Solution, Inc.	0.5%
Vascular Solutions, Inc.	0.5%
Patrick Industries, Inc.	0.5%
CenterState Banks, Inc.	0.5%
Top Ten Total	5.2%
"Ten Largest Holdings" exclude any temporary cash or derivative investments.

1	The benchmark return reflects the blended return of the Sabrient Stealth Index from 9/21/06 - 8/19/10 and the return of the Wilshire US Micro-Cap Index from 8/20/10 - 8/31/15.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2015
WMCR   Wilshire Micro-Cap ETF continued
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The referenced index is unmanaged. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

32 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2015
WREI   Wilshire US REIT ETF

Fund Statistics
Share Price	$42.08
Net Asset Value	$42.06
Premium to NAV	0.05%
Net Assets ($000)	$14,722

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED AUGUST 31, 2015
				Since
	One	Three	Five	Inception
	Year	Year	Year	(03/09/10)
Wilshire US REIT ETF
NAV	1.60%	7.92%	12.43%	12.97%
Market	1.88%	7.86%	12.52%	12.97%
Wilshire US REITSM	1.80%	8.24%	12.79%	13.33%
FTSE NAREIT Equity
REIT Index	-0.33%	7.83%	12.36%	12.91%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.28 per share for share price returns or initial net asset value (NAV) of $25.28 per share for NAV returns. Returns for periods of less than one year are not annualized.
The FTSE NAREIT Equity REIT Index is a free float-adjusted index of REITs that own, manage and lease investment-grade commercial real estate.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
The Fund's annual operating expense ratio of 0.32% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Investments:
Financial	99.0%
Total Common Stocks	99.0%
Securities Lending Collateral	0.6%
Total Investments	99.6%
Other Assets & Liabilities, net	0.4%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Simon Property Group, Inc.	9.7%
Public Storage	5.0%
Equity Residential	4.5%
Health Care REIT, Inc.	3.8%
AvalonBay Communities, Inc.	3.8%
Prologis, Inc.	3.4%
Ventas, Inc.	3.1%
Boston Properties, Inc.	3.0%
HCP, Inc.	3.0%
Vornado Realty Trust	2.8%
Top Ten Total	42.1%
"Ten Largest Holdings" exclude any temporary cash or derivative investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	August 31, 2015
WREI   Wilshire US REIT ETF continued
This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the FTSE NAREIT Equity REIT Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The FTSE NAREIT Equity REIT Index is a free float-adjusted index of REITs that own, manage and lease investment-grade commercial real-estate. The referenced index is unmanaged. It is not possible to invest directly in the FTSE NAREIT Equity REIT Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

34 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

ABOUT SHAREHOLDERS' FUND EXPENSES (Unaudited)	August 31, 2015
All funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur advisory fees and other Fund expenses which are deducted from a Fund's gross income and reduce the investment return of the Fund.
A fund's expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.
The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning February 28, 2015 and ending August 31, 2015.
The following tables illustrate a Fund's costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund's account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading "Expenses Paid During Period."
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund's cost with those of other funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the "SEC") requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges ("CDSC") on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
More information about a Fund's expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

					Expenses
			Beginning	Ending	Paid
	Expense	Fund	account value	Account Value	During
	Ratio1	Return	February 28, 2015	August 31, 2015	Period2
Table 1. Based on actual Fund return3
Guggenheim BRIC ETF	0.64%	(17.10)%	$1,000.00	$829.03	$2.95
Guggenheim Defensive Equity ETF	0.65%	(7.98)%	1,000.00	920.16	3.15
Guggenheim Insider Sentiment ETF	0.65%	(4.81)%	1,000.00	951.90	3.20
Guggenheim Mid-Cap Core ETF	0.65%	(3.78)%	1,000.00	962.16	3.21
Guggenheim Multi-Asset Income ETF	0.65%	(10.56)%	1,000.00	894.41	3.10
Guggenheim Raymond James SB-1 Equity ETF	0.75%	(5.15)%	1,000.00	948.48	3.68
Guggenheim Spin-Off ETF	0.65%	(12.65)%	1,000.00	873.54	3.07
Wilshire Micro-Cap ETF	0.50%	(3.03)%	1,000.00	969.74	2.48
Wilshire US REIT ETF	0.32%	(8.72)%	1,000.00	912.79	1.54

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 35

ABOUT SHAREHOLDERS' FUND EXPENSES (Unaudited) continued	August 31, 2015

					Expenses
			Beginning	Ending	Paid
	Expense	Fund	account value	Account Value	During
	Ratio1	Return	February 28, 2015	August 31, 2015	Period2
Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim BRIC ETF	0.64%	5.00%	$1,000.00	$1,021.98	$3.26
Guggenheim Defensive Equity ETF	0.65%	5.00%	1,000.00	1,021.93	3.31
Guggenheim Insider Sentiment ETF	0.65%	5.00%	1,000.00	1,021.93	3.31
Guggenheim Mid-Cap Core ETF	0.65%	5.00%	1,000.00	1,021.93	3.31
Guggenheim Multi-Asset Income ETF	0.65%	5.00%	1,000.00	1,021.93	3.31
Guggenheim Raymond James SB-1 Equity ETF	0.75%	5.00%	1,000.00	1,021.42	3.82
Guggenheim Spin-Off ETF	0.65%	5.00%	1,000.00	1,021.93	3.31
Wilshire Micro-Cap ETF	0.50%	5.00%	1,000.00	1,022.68	2.55
Wilshire US REIT ETF	0.32%	5.00%	1,000.00	1,023.59	1.63

1	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
2
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3	Actual cumulative return at net asset value for the period February 28, 2015 to August 31, 2015.

36 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS	August 31, 2015
EEB   Guggenheim BRIC ETF

	Shares	Value
COMMON STOCKS† - 89.8%
Communications - 26.9%
China Mobile Ltd.	663,950	$8,044,453
Baidu, Inc. ADR*,1	33,130	4,878,392
Alibaba Group Holding Ltd. ADR*	44,911	2,969,515
Ctrip.com International Ltd. ADR*	17,042	1,132,441
JD.com, Inc. ADR*	35,755	925,339
China Telecom Corporation Ltd. — Class H	1,667,480	873,539
China Unicom Hong Kong Ltd.	546,000	717,193
Vipshop Holdings Ltd. ADR*	37,048	666,494
Qihoo 360 Technology Company Ltd. ADR*	10,617	561,321
Mobile TeleSystems PJSC ADR	60,742	463,462
Tim Participacoes S.A. ADR	19,171	231,777
Youku Tudou, Inc. ADR*,1	13,602	225,929
Mail.Ru Group Ltd. GDR*	11,289	207,718
YY, Inc. ADR*,1	3,516	192,044
Autohome, Inc. ADR*,1	4,975	154,822
Sistema JSFC GDR	20,840	153,799
MegaFon OAO GDR	11,157	143,367
SouFun Holdings Ltd. ADR1	24,103	131,602
VimpelCom Ltd. ADR1	23,185	108,274
21Vianet Group, Inc. ADR*	5,584	99,339
58.com, Inc. ADR*,1	1,924	87,465
Bitauto Holdings Ltd. ADR*,1	2,791	74,938
51job, Inc. ADR*	2,414	64,719
E-Commerce China Dangdang, Inc. — Class A ADR*,1	6,709	40,053
Weibo Corp ADR*	2,208	26,783
Phoenix New Media Ltd. ADR*	3,628	17,378
Total Communications		23,192,156

Energy - 21.6%
Gazprom PAO ADR	710,084	3,131,470
Reliance Industries Ltd. GDR2	94,901	2,476,916
CNOOC Ltd.	1,929,060	2,392,019
Lukoil PJSC ADR	62,250	2,348,070
PetroChina Company Ltd. — Class H	2,533,414	2,105,172
China Petroleum & Chemical Corp. — Class H	3,062,574	2,039,068
Petroleo Brasileiro S.A. ADR*,1	178,588	1,046,526
Novatek OAO GDR	9,472	907,418
Tatneft PAO ADR	29,189	829,259
Surgutneftegas OAO ADR	115,732	604,121
Rosneft OAO GDR	127,157	479,128
Yanzhou Coal Mining Company Ltd. — Class H1	234,000	110,508
Trina Solar Ltd. ADR*,1	10,498	93,432
JinkoSolar Holding Company Ltd. ADR*,1	2,423	49,308
JA Solar Holdings Company Ltd. ADR*,1	4,662	37,343
Total Energy		18,649,758

Financial - 13.8%
China Life Insurance Company Ltd. — Class H	892,933	3,087,800
HDFC Bank Ltd. ADR	49,096	2,797,980
Sberbank of Russia ADR	323,749	1,570,182
ICICI Bank Ltd. ADR	170,573	1,487,397
Axis Bank Ltd. GDR	35,137	1,356,288
State Bank of India GDR	17,914	674,462
VTB Bank JSC GDR	303,224	630,706
Banco Santander Brasil S.A. ADR	20,092	80,368
Noah Holdings Ltd. ADR*,1	2,496	50,145
E-House China Holdings Ltd. ADR1	8,447	47,726
CNinsure, Inc. ADR*,1	5,522	42,133
Gafisa S.A. ADR*,1	22,679	27,442
TCS Group Holding plc GDR	10,653	21,306
Total Financial		11,873,935

Consumer, Non-cyclical - 9.5%
Ambev S.A. ADR	546,663	2,880,915
Magnit PJSC GDR	34,604	1,730,027
BRF S.A. ADR	79,555	1,515,523
Dr Reddy's Laboratories Ltd. ADR	9,921	645,559
WuXi PharmaTech Cayman, Inc. ADR*	8,583	362,717
New Oriental Education & Technology Group ADR	15,771	323,148
Mindray Medical International Ltd. ADR	10,645	257,822
X5 Retail Group N.V. GDR*	11,726	192,306
TAL Education Group ADR*,1	4,691	143,873
QIWI plc ADR	3,723	97,356
China Distance Education Holdings Ltd. ADR1	2,382	25,011
Total Consumer, Non-cyclical		8,174,257

Technology - 7.5%
Infosys Ltd. ADR	231,326	3,967,241
NetEase, Inc. ADR	8,800	978,384
Wipro Ltd. ADR	70,449	824,958
Semiconductor Manufacturing International Corp.*	3,181,000	279,105
WNS Holdings Ltd. ADR*	6,234	186,023
Shanda Games Ltd. ADR*	11,353	73,454
Momo, Inc. ADR*,1	3,706	43,212
Changyou.com Ltd. ADR*	1,391	29,197
NQ Mobile, Inc. ADR*,1	6,377	26,273
Cheetah Mobile Inc ADR*	1,318	22,762
Total Technology		6,430,609

Basic Materials - 5.4%
MMC Norilsk Nickel PJSC ADR	58,857	932,001
Ultrapar Participacoes S.A. ADR	52,072	909,177
Vale S.A. ADR1	177,558	878,912
Fibria Celulose S.A. ADR1	26,585	378,039

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS continued	August 31, 2015
EEB   Guggenheim BRIC ETF continued
	Shares	Value
COMMON STOCKS† - 89.8% (continued)
Basic Materials - 5.4% (continued)
Uralkali PJSC GDR	23,249	$359,430
Severstal PAO GDR	21,107	224,789
Vedanta Resources plc ADR	35,571	216,983
Aluminum Corporation of China Ltd. — Class H*,1	476,000	159,075
Sinopec Shanghai Petrochemical Company Ltd. — Class H	420,000	153,367
PhosAgro OAO GDR	9,789	137,535
Novolipetsk Steel OJSC GDR	10,067	119,797
Tata Steel Ltd. GDR	26,855	94,261
Cia Siderurgica Nacional S.A. ADR	86,567	80,603
Total Basic Materials		4,643,969

Consumer, Cyclical - 2.3%
Mahindra & Mahindra Ltd. GDR	36,514	682,811
Tata Motors Ltd. ADR*	23,798	602,565
Qunar Cayman Islands Ltd. ADR*	4,248	138,060
China Southern Airlines Company Ltd. — Class H	206,000	134,232
China Eastern Airlines Corporation Ltd. — Class H*	226,000	120,435
Homeinns Hotel Group*	3,640	96,824
Lenta Ltd. GDR*	12,286	89,688
China Lodging Group Ltd. ADR*	3,392	87,005
Bona Film Group Ltd. ADR*,1	3,767	43,660
Jumei International Holding Ltd. ADR*	1,347	13,928
Total Consumer, Cyclical		2,009,208

Industrial - 1.5%
Larsen & Toubro Ltd. GDR	26,745	652,578
Embraer S.A. ADR	19,323	488,485
Guangshen Railway Company Ltd. — Class H	174,000	71,845
Globaltrans Investment plc GDR*	11,580	39,372
China Ming Yang Wind Power Group Ltd. ADR*	11,105	22,987
Total Industrial		1,275,267

Utilities - 1.3%
Huaneng Power International, Inc. — Class H	420,000	483,946
CPFL Energia S.A. ADR	34,550	300,931
Cia de Saneamento Basico do Estado de Sao Paulo ADR	41,004	177,547
RusHydro PJSC ADR	152,931	125,403
Centrais Eletricas Brasileiras S.A. ADR*	32,607	44,019
Total Utilities		1,131,846
Total Common Stocks
(Cost $107,884,456)		77,381,005

PREFERRED STOCKS† - 9.5%
Financial - 5.3%
Itau Unibanco Holding S.A. ADR	364,363	2,667,137
Banco Bradesco S.A. ADR	302,873	1,929,301
Total Financial		4,596,438

Energy - 1.4%
Petroleo Brasileiro S.A. ADR*	245,327	1,236,448

Basic Materials - 1.4%
Vale S.A. ADR	243,214	943,670
Gerdau S.A. ADR	107,250	158,730
Braskem S.A. ADR	9,106	70,663
Total Basic Materials		1,173,063

Communications - 0.7%
Telefonica Brasil S.A. ADR	47,004	523,155
Oi S.A. ADR*	45,319	33,989
Total Communications		557,144

Consumer, Non-cyclical - 0.4%
Cia Brasileira de Distribuicao ADR1	19,826	341,404

Utilities - 0.3%
Cia Energetica de Minas Gerais ADR	86,475	181,597
Cia Paranaense de Energia ADR	12,191	102,161
Total Utilities		283,758
Total Preferred Stocks
(Cost $32,664,909)		8,188,255

SECURITIES LENDING COLLATERAL†,3 - 6.8%
BNY Mellon Separately Managed Cash
Collateral Account, 0.1278%	5,874,789	5,874,789
Total Securities Lending Collateral
(Cost $5,874,789)		5,874,789
Total Investments - 106.1%
(Cost $146,424,154)		$91,444,049
Other Assets & Liabilities, net - (6.1)%		(5,266,625)
Total Net Assets - 100.0%		$86,177,424

See notes to financial statements.
38 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2015
EEB   Guggenheim BRIC ETF continued

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1	All or a portion of this security is on loan at August 31, 2015 — See Note 2.
2
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $2,476,916 (cost $2,859,114), or 2.9% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

3	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
plc	Public Limited Company

Country Diversification
% of Long-Term
Country	Investments
China	42.1%
Brazil	20.1%
India	19.5%
Russia	18.0%
Other	0.3%
Total Long-Term Investments	100.0%

Currency Denomination
% of Long-Term
Currency	Investments
United States Dollar	76.0%
Hong Kong Dollar	24.0%
Total Long-Term Investments	100.0%

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS continued	August 31, 2015
DEF   Guggenheim Defensive Equity ETF
	Shares	Value
COMMON STOCKS† - 89.1%
Financial - 25.8%
Crown Castle International Corp. REIT	25,587	$2,133,699
Banco de Chile1	33,814	2,114,051
PartnerRe Ltd.	15,051	2,083,209
Digital Realty Trust, Inc. REIT	32,408	2,052,075
Starwood Property Trust, Inc. REIT	96,196	2,047,051
Mid-America Apartment Communities, Inc. REIT	25,808	2,028,250
Macerich Co. REIT	26,511	2,019,608
HCP, Inc. REIT	53,915	1,998,091
UDR, Inc. REIT	61,225	1,977,568
Axis Capital Holdings Ltd.	35,053	1,962,968
Ventas, Inc. REIT	35,473	1,951,724
Plum Creek Timber Company, Inc. REIT	50,670	1,950,288
Santander Consumer USA Holdings, Inc.*	86,792	1,949,348
WP Carey, Inc. REIT	33,859	1,945,877
Omega Healthcare Investors, Inc. REIT	57,182	1,931,608
Brixmor Property Group, Inc. REIT	84,550	1,929,431
National Retail Properties, Inc. REIT	55,296	1,921,536
Realty Income Corp. REIT	42,951	1,919,480
Alexandria Real Estate Equities, Inc. REIT	22,245	1,912,848
Bancolombia S.A. ADR	55,237	1,905,677
Health Care REIT, Inc. REIT	30,004	1,900,753
Weyerhaeuser Co. REIT	67,980	1,899,361
Liberty Property Trust REIT	61,623	1,894,291
Camden Property Trust REIT	26,271	1,892,300
Duke Realty Corp. REIT	103,616	1,871,305
Lamar Advertising Co. — Class A REIT	34,740	1,853,032
Care Capital Properties, Inc. REIT*	1	24
Total Financial		51,045,453

Utilities - 19.5%
AGL Resources, Inc.	43,405	2,647,271
National Grid plc ADR1	31,491	2,084,074
Consolidated Edison, Inc.	32,844	2,066,217
Edison International	34,832	2,036,975
PPL Corp.	65,720	2,036,662
DTE Energy Co.	26,072	2,035,180
CenterPoint Energy, Inc.	109,009	2,029,748
Public Service Enterprise Group, Inc.	50,329	2,025,742
Southern Co.	46,600	2,022,906
SCANA Corp.	38,246	2,022,831
Pinnacle West Capital Corp.	33,836	2,014,257
American Electric Power Company, Inc.	36,718	1,993,420
Exelon Corp.	64,565	1,986,019
Eversource Energy	42,028	1,985,403
PG&E Corp.	39,801	1,973,334
FirstEnergy Corp.	60,853	1,944,862
Entergy Corp.	29,427	1,922,466
NextEra Energy, Inc.	19,452	1,914,271
Pepco Holdings, Inc.	78,119	1,795,175
Talen Energy Corp.*	0	4
Total Utilities		38,536,817

Communications - 13.1%
Frontier Communications Corp.	406,824	2,062,598
Chunghwa Telecom Company Ltd. ADR1	67,455	2,052,655
Verizon Communications, Inc.	44,606	2,052,322
Nippon Telegraph & Telephone Corp. ADR	53,640	2,051,194
NTT DOCOMO, Inc. ADR	97,449	2,047,403
AT&T, Inc.	60,448	2,006,874
China Unicom Hong Kong Ltd. ADR1	151,822	1,987,350
Telekomunikasi Indonesia Persero Tbk PT ADR	48,999	1,970,250
China Mobile Ltd. ADR	32,829	1,963,831
CenturyLink, Inc.	72,497	1,960,319
SK Telecom Company Ltd. ADR	85,656	1,947,817
Vodafone Group plc ADR	55,781	1,923,329
BT Group plc ADR	28,674	1,916,857
Total Communications		25,942,799

Consumer, Non-cyclical - 11.0%
Sysco Corp.	57,766	2,303,130
ADT Corp.1	62,171	2,037,965
Clorox Co.	18,219	2,025,406
Campbell Soup Co.	42,005	2,015,820
Dr Pepper Snapple Group, Inc.	25,992	1,994,366
Macquarie Infrastructure Corp.	24,700	1,944,384
Procter & Gamble Co.	27,424	1,938,055
British American Tobacco plc ADR	17,731	1,879,132
Pfizer, Inc.	57,958	1,867,407
Unilever N.V. — Class Y	46,016	1,846,162
Unilever plc ADR	45,766	1,844,827
Reynolds American, Inc.	0	4
Total Consumer, Non-cyclical		21,696,658

Energy - 6.1%
National Oilwell Varco, Inc.	51,138	2,164,672
HollyFrontier Corp.	44,408	2,080,958
Total S.A. ADR1	43,111	2,000,351
BP plc ADR	57,434	1,926,336
Valero Energy Corp.	32,403	1,922,794
China Petroleum & Chemical Corp. ADR1	28,270	1,904,267
Total Energy		11,999,378

Consumer, Cyclical - 5.4%
Ford Motor Co.	140,238	1,945,101
The Gap, Inc.1	58,427	1,916,990

See notes to financial statements.
40 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2015
DEF   Guggenheim Defensive Equity ETF continued

	Shares	Value
COMMON STOCKS† - 89.1% (continued)
Consumer, Cyclical - 5.4% (continued)
Wal-Mart Stores, Inc.	29,026	$1,878,853
Macy's, Inc.	30,716	1,800,264
Kohl's Corp.	34,432	1,757,065
China Southern Airlines Company, Ltd. ADR1	43,522	1,358,322
Total Consumer, Cyclical		10,656,595

Industrial - 4.2%
LG Display Company Ltd. ADR	211,629	2,120,523
Waste Management, Inc.	41,242	2,064,574
Lockheed Martin Corp.	10,083	2,028,498
Republic Services, Inc. — Class A	49,239	2,017,814
Total Industrial		8,231,409

Technology - 3.0%
Maxim Integrated Products, Inc.	62,301	2,097,675
Canon, Inc. ADR	65,067	1,983,242
CA, Inc.	72,446	1,977,051
Total Technology		6,057,968

Basic Materials - 1.0%
International Paper Co.	44,257	1,909,247
Total Common Stocks
(Cost $179,054,522)		176,076,324

MASTER LIMITED PARTNERSHIPS† - 10.6%
Energy - 6.9%
Spectra Energy Partners, LP1	43,414	2,211,509
ONEOK Partners, LP1	66,660	2,156,451
Energy Transfer Equity, LP	70,661	1,982,041
Sunoco Logistics Partners, LP1	57,105	1,931,862
Plains All American Pipeline, LP	50,978	1,838,267
Targa Resources Partners, LP1	59,880	1,807,777
Plains GP Holdings, LP — Class A	84,928	1,663,740
Total Energy		13,591,647

Financial - 3.7%
Oaktree Capital Group LLC1	37,888	2,008,064
Icahn Enterprises, LP1	26,691	1,955,917
Carlyle Group, LP	80,427	1,701,835
KKR & Company, LP	87,334	1,667,206
Total Financial		7,333,022
Total Master Limited Partnerships
(Cost $25,369,424)		20,924,669

RIGHTS††† - 0.0%**
Safeway Casa Ley SA de CV
Expires 01/17/192	64,285	9,643
Safeway Property Development Centers LLC
Expires 01/17/172	64,285	4,500
Total Rights
(Cost $65,401)		14,143

SECURITIES LENDING COLLATERAL†,3 - 7.9%
BNY Mellon Separately Managed Cash Collateral Account,
0.1346%	15,727,781	15,727,781
Total Securities Lending Collateral
(Cost $15,727,781)		15,727,781
Total Investments - 107.6%
(Cost $220,217,128)		$212,742,917
Other Assets & Liabilities, net - (7.6)%		(15,080,736)
Total Net Assets - 100.0%		$197,662,181

*	Non-income producing security.
**	Less than 0.1%.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	All or a portion of this security is on loan at August 31, 2015 — See Note 2.
2	Security was fair valued by the Valuation Committee at August 31, 2015. The total market value of fair valued securities amounts to $14,143, (cost $65,401) or less than 0.01% of total net assets.
3	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt
plc	Public Limited Company
REIT	Real Estate Investment Trust

Country Diversification
% of Long-Term
Country	Investments
United States	77.2%
United Kingdom	5.9%
Japan	3.1%
South Korea	2.1%
Bermuda	2.0%
Hong Kong	2.0%
Other	7.7%
Total Long-Term Investments	100.0%

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS continued	August 31, 2015
NFO   Guggenheim Insider Sentiment ETF

	Shares	Value
COMMON STOCKS† - 93.9%
Financial - 20.7%
Beneficial Bancorp, Inc.*	106,937	$1,330,296
MB Financial, Inc.	39,677	1,306,960
Piedmont Office Realty Trust, Inc. — Class A	76,922	1,304,597
Fifth Third Bancorp	64,623	1,287,291
Huntington Bancshares, Inc.	117,942	1,286,747
Healthcare Realty Trust, Inc.	56,181	1,286,545
FS Investment Corp.	127,079	1,286,039
MGIC Investment Corp.*	121,502	1,283,061
JPMorgan Chase & Co.	19,929	1,277,449
Ryman Hospitality Properties, Inc.	24,080	1,233,618
KeyCorp	89,572	1,230,719
WP Carey, Inc.	21,224	1,219,743
Pinnacle Financial Partners, Inc.	25,719	1,219,595
Aon plc	13,042	1,218,644
UMB Financial Corp.	24,297	1,218,009
Lamar Advertising Co. — Class A	22,078	1,177,641
AG Mortgage Investment Trust, Inc.	71,159	1,176,258
Lincoln National Corp.	22,730	1,154,457
BlackRock, Inc. — Class A	3,642	1,101,596
Government Properties Income Trust	67,713	1,072,574
Enova International, Inc.*	69,197	899,561
Total Financial		25,571,400

Consumer, Cyclical - 19.1%
Ethan Allen Interiors, Inc.	52,333	1,556,907
Chipotle Mexican Grill, Inc. — Class A*	2,174	1,543,561
AutoZone, Inc.*	1,953	1,398,328
Starbucks Corp.	25,506	1,395,433
Newell Rubbermaid, Inc.	33,055	1,392,607
Caleres, Inc.	41,737	1,389,842
American Eagle Outfitters, Inc.	80,703	1,373,565
G-III Apparel Group Ltd.*	19,792	1,372,179
Delta Air Lines, Inc.	30,741	1,345,841
Texas Roadhouse, Inc. — Class A	37,284	1,341,851
Group 1 Automotive, Inc.	15,214	1,329,704
Crocs, Inc.*	86,823	1,278,903
Rite Aid Corp.*	153,317	1,264,865
Hanesbrands, Inc.	41,499	1,249,535
Michaels Companies, Inc.*	47,050	1,233,181
Genuine Parts Co.	14,644	1,222,628
Marriott International, Inc. — Class A	16,745	1,183,202
Tuesday Morning Corp.*	97,596	773,936
Total Consumer, Cyclical		23,646,068

Consumer, Non-cyclical - 16.9%
Coty, Inc. — Class A*	51,762	1,568,906
CR Bard, Inc.	7,745	1,500,904
HCA Holdings, Inc.*	16,393	1,419,962
Celgene Corp.*	11,795	1,392,753
Global Payments, Inc.	12,458	1,387,697
Spectrum Brands Holdings, Inc.	13,788	1,355,085
Tyson Foods, Inc. — Class A	31,830	1,345,772
Ligand Pharmaceuticals, Inc. — Class B*	14,522	1,335,153
Valeant Pharmaceuticals International, Inc.*	5,549	1,279,598
Cal-Maine Foods, Inc.	23,850	1,266,912
Enanta Pharmaceuticals, Inc.*,1	31,946	1,247,172
Moody's Corp.	12,174	1,245,522
AmerisourceBergen Corp. — Class A	11,831	1,183,573
Archer-Daniels-Midland Co.	25,339	1,140,002
Lannett Company, Inc.*,1	23,583	1,130,805
Sotheby's	28,837	1,015,351
Total Consumer, Non-cyclical		20,815,167

Industrial - 10.1%
Comfort Systems USA, Inc.	56,586	1,568,564
Briggs & Stratton Corp.	72,240	1,443,355
Sealed Air Corp.	27,275	1,403,299
Barrett Business Services, Inc.	35,429	1,263,044
Honeywell International, Inc.	12,665	1,257,254
ITT Corp.	30,626	1,145,719
Woodward, Inc.	25,096	1,144,378
Corning, Inc.	63,902	1,099,753
Oshkosh Corp.	25,963	1,091,744
Garmin Ltd.	28,872	1,085,876
Total Industrial		12,502,986

Technology - 8.6%
Blackbaud, Inc.	25,408	1,451,814
Cadence Design Systems, Inc.*	65,719	1,315,694
Science Applications International Corp.	24,733	1,206,229
VMware, Inc. — Class A*	14,927	1,181,472
DST Systems, Inc.	11,059	1,132,663
Ultratech, Inc.*	65,062	1,119,066
Logitech International S.A.	82,360	1,090,446
VeriFone Systems, Inc.*	34,147	1,066,752
Ebix, Inc.	37,325	1,059,657
Total Technology		10,623,793

See notes to financial statements.
42 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2015

NFO   Guggenheim Insider Sentiment ETF continued

	Shares	Value
COMMON STOCKS† - 93.9% (continued)
Basic Materials - 5.9%
Commercial Metals Co.	79,880	$1,254,116
RPM International, Inc.	26,340	1,155,009
LyondellBasell Industries N.V. — Class A	12,930	1,103,963
Cliffs Natural Resources, Inc.1	252,228	1,001,345
Alcoa, Inc.	105,408	996,106
Platform Specialty Products Corp.*	47,899	916,787
Newmont Mining Corp.	50,386	860,089
Total Basic Materials		7,287,415

Utilities - 5.2%
IDACORP, Inc.	22,965	1,363,432
SCANA Corp.	25,679	1,358,162
NorthWestern Corp.	26,293	1,357,771
Exelon Corp.	39,771	1,223,356
California Water Service Group	55,061	1,135,908
Total Utilities		6,438,629

Energy - 4.3%
Tesoro Corp.	15,685	1,443,177
Phillips 66	16,979	1,342,530
Rowan Companies plc — Class A	60,393	1,085,262
Fairmount Santrol Holdings, Inc.*,1	147,696	739,957
CONSOL Energy, Inc.1	47,765	727,461
Total Energy		5,338,387

Communications - 3.1%
Stamps.com, Inc.*	18,607	1,532,100
Time, Inc.	56,275	1,168,832
Time Warner, Inc.	15,463	1,099,419
Total Communications		3,800,351
Total Common Stocks
(Cost $113,373,944)		116,024,196

MASTER LIMITED PARTNERSHIPS† - 5.5%
Energy - 5.5%
Calumet Specialty Products Partners, LP1	50,062	1,297,106
Tallgrass Energy Partners, LP	26,759	1,265,166
NuStar GP Holdings LLC	34,200	1,135,441
NuStar Energy, LP1	21,558	1,124,896
Natural Resource Partners, LP1	325,796	1,110,964
EV Energy Partners, LP1	96,320	861,101
Total Energy		6,794,674
Total Master Limited Partnerships
(Cost $8,996,538)		6,794,674

SECURITIES LENDING COLLATERAL†,2 - 5.0%
BNY Mellon Separately Managed Cash Collateral Account,
0.1346%	6,146,063	6,146,063
Total Securities Lending Collateral
(Cost $6,146,063)		6,146,063
Total Investments - 104.4%
(Cost $128,516,545)		$128,964,933
Other Assets & Liabilities, net - (4.4)%		(5,418,391)
Total Net Assets - 100.0%		$123,546,542

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1	All or a portion of this security is on loan at August 31, 2015 — See Note 2.
2	Securities lending collateral — See Note 2.

plc	Public Limited Company

Country Diversification
% of Long-Term
Country	Investments
United States	95.4%
United Kingdom	1.9%
Switzerland	1.8%
Netherlands	0.9%
Total Long-Term Investments	100.0%

Currency Diversification
% of Long-Term
Currency	Investments
United States Dollar	99.0%
Canadian Dollar	1.0%
Total Long-Term Investments	100.0%

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS continued	August 31, 2015
CZA   Guggenheim Mid-Cap Core ETF

	Shares	Value
COMMON STOCKS† - 91.5%
Industrial - 23.0%
Amphenol Corp. — Class A	60,807	$3,183,855
Roper Technologies, Inc.	19,485	3,158,324
Tyco International plc	81,991	2,975,453
Ingersoll-Rand plc	51,348	2,839,031
Agilent Technologies, Inc.	63,223	2,295,627
Textron, Inc.	53,696	2,083,405
Wabtec Corp.	19,003	1,819,727
L-3 Communications Holdings, Inc.	16,151	1,703,446
Spirit AeroSystems Holdings, Inc. — Class A*	27,278	1,394,179
Crown Holdings, Inc.*	27,131	1,344,884
Packaging Corporation of America	19,191	1,287,908
Waste Connections, Inc.	24,056	1,144,103
Xylem, Inc.	34,660	1,124,717
Hubbell, Inc. — Class B	11,075	1,092,770
Keysight Technologies, Inc.*	33,672	1,078,851
Huntington Ingalls Industries, Inc.	9,430	1,061,629
Hexcel Corp.	18,808	907,674
FLIR Systems, Inc.	26,750	765,853
BWX Technologies, Inc.	28,481	755,316
ITT Corp.	17,258	645,622
Curtiss-Wright Corp.	9,145	600,918
Crane Co.	11,299	593,649
Progressive Waste Solutions Ltd.	21,395	589,860
Total Industrial		34,446,801

Financial - 22.4%
Northern Trust Corp.	44,846	3,132,045
Invesco Ltd.	83,052	2,832,904
Essex Property Trust, Inc.	12,722	2,730,396
Regions Financial Corp.	256,831	2,463,009
KeyCorp	162,566	2,233,657
CBRE Group, Inc. — Class A*	63,392	2,029,811
Voya Financial, Inc.	44,047	1,897,545
CNA Financial Corp.	52,266	1,880,531
Arch Capital Group Ltd.*	23,737	1,620,762
Willis Group Holdings plc	34,852	1,501,772
Brixmor Property Group, Inc.	58,472	1,334,331
Jones Lang LaSalle, Inc.	8,557	1,273,880
WP Carey, Inc.	20,462	1,175,951
American Financial Group, Inc.*	16,888	1,166,285
Grupo Financiero Santander Mexico SAB de CV ADR	127,371	988,399
Equity LifeStyle Properties, Inc.	16,595	925,337
StanCorp Financial Group, Inc.	8,131	924,576
Taubman Centers, Inc.	12,213	842,575
BioMed Realty Trust, Inc.	40,231	744,274
Erie Indemnity Co. — Class A	8,914	730,681
CoreLogic, Inc.*	17,042	646,744
Chimera Investment Corp.	39,785	557,388
Total Financial		33,632,853

Consumer, Non-cyclical - 11.9%
DaVita HealthCare Partners, Inc.*	41,649	3,150,330
Universal Health Services, Inc. — Class B	18,160	2,490,462
Verisk Analytics, Inc. — Class A*	32,362	2,365,015
Equifax, Inc.	23,000	2,251,700
SEI Investments Co.	32,192	1,628,271
Total System Services, Inc.	35,341	1,619,678
ManpowerGroup, Inc.	14,973	1,301,154
Spectrum Brands Holdings, Inc.	10,974	1,078,525
Pinnacle Foods, Inc.	22,315	1,000,605
VCA, Inc.*	15,648	866,586
Total Consumer, Non-cyclical		17,752,326

Technology - 11.7%
Fidelity National Information Services, Inc.	55,362	3,823,300
Check Point Software Technologies Ltd.*	35,899	2,800,481
Xerox Corp.	212,687	2,163,027
IMS Health Holdings, Inc.*	63,305	1,890,920
Amdocs Ltd.	29,763	1,702,740
ANSYS, Inc.*	17,123	1,517,098
MSCI, Inc. — Class A	21,013	1,271,707
Genpact Ltd.*	42,581	979,363
DST Systems, Inc.	6,949	711,717
Leidos Holdings, Inc.	14,474	609,066
Total Technology		17,469,419

Utilities - 8.9%
Edison International	64,838	3,791,725
DTE Energy Co.	34,927	2,726,402
American Water Works Company, Inc.	34,986	1,817,173
AGL Resources, Inc.	23,539	1,435,644
Alliant Energy Corp.	22,198	1,257,961
UGI Corp.	33,901	1,155,346
Atmos Energy Corp.	19,686	1,078,596
Total Utilities		13,262,847

Consumer, Cyclical - 5.0%
AutoNation, Inc.*	21,272	1,272,917
Allison Transmission Holdings, Inc.	35,223	1,007,378
Penske Automotive Group, Inc.	17,032	861,819
Copart, Inc.*	24,287	850,531
Columbia Sportswear Co.	13,427	824,015
Cinemark Holdings, Inc.	22,554	801,795
Scotts Miracle-Gro Co. — Class A	11,723	729,053
Dolby Laboratories, Inc. — Class A	19,747	642,962

See notes to financial statements.
44 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2015
CZA   Guggenheim Mid-Cap Core ETF continued
	Shares	Value
COMMON STOCKS† - 91.5% (continued)
Consumer, Cyclical - 5.0%(continued)
Choice Hotels International, Inc.	11,270	$574,770
Total Consumer, Cyclical		7,565,240

Communications - 4.8%
Symantec Corp.	128,143	2,625,651
Interpublic Group of Companies, Inc.	80,499	1,519,821
Markit Ltd.*	33,278	951,085
EchoStar Corp. — Class A*	17,819	794,727
Yandex N.V. — Class A*	63,100	769,820
United States Cellular Corp.*	15,966	589,465
Total Communications		7,250,569

Basic Materials - 3.8%
Mosaic Co.	67,859	2,770,684
RPM International, Inc.	25,871	1,134,443
Steel Dynamics, Inc.	45,348	883,379
Reliance Steel & Aluminum Co.	14,270	829,372
Total Basic Materials		5,617,878
Total Common Stocks
(Cost $135,863,777)		136,997,933

MASTER LIMITED PARTNERSHIPS† - 7.9%
Energy - 4.7%
Spectra Energy Partners, LP1	57,926	2,950,750
Plains All American Pipeline, LP	75,711	2,730,139
TC PipeLines, LP1	12,302	664,062
Enable Midstream Partners, LP1	41,102	637,903
Total Energy		6,982,854

Financial - 2.3%
KKR & Company, LP	83,886	1,601,383
Lazard Ltd. — Class A	25,193	1,252,848
AllianceBernstein Holding, LP1	20,020	547,347
Total Financial		3,401,578

Utilities - 0.5%
AmeriGas Partners, LP1	17,967	805,640

Consumer, Cyclical - 0.4%
Cedar Fair, LP	11,031	608,691
Total Master Limited Partnerships
(Cost $12,401,241)		11,798,763

SECURITIES LENDING COLLATERAL†,2 - 3.1%
BNY Mellon Separately Managed Cash Collateral Account,
0.1344%	4,566,437	4,566,437
Total Securities Lending Collateral
(Cost $4,566,437)		4,566,437
Total Investments - 102.5%
(Cost $152,831,455)		$153,363,133
Other Assets & Liabilities, net - (2.5)%		(3,765,752)
Total Net Assets - 100.0%		$149,597,381

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1	All or a portion of this security is on loan at August 31, 2015 — See Note 2.
2	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt
plc	Public Limited Company

Country Diversification
% of Long-Term
Country	Investments
United States	85.4%
Bermuda	5.1%
Ireland	4.9%
Israel	1.9%
Guernsey	1.1%
Mexico	0.7%
Netherlands	0.5%
Canada	0.4%
Total Long-Term Investments	100.0%

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS continued	August 31, 2015
CVY   Guggenheim Multi-Asset Income ETF

	Shares	Value
COMMON STOCKS† - 70.7%
Financial - 18.5%
Annaly Capital Management, Inc.	700,598	$7,048,016
Starwood Property Trust, Inc.	300,118	6,386,510
HSBC Holdings plc ADR	151,183	5,997,430
New Residential Investment Corp.	419,125	5,934,810
Two Harbors Investment Corp.	614,554	5,813,681
Senior Housing Properties Trust	358,383	5,626,613
Blackstone Mortgage Trust, Inc. — Class A	182,234	5,046,060
First Niagara Financial Group, Inc.	539,894	4,994,020
Cincinnati Financial Corp.	94,609	4,950,889
Chimera Investment Corp.	336,102	4,708,789
Banco Santander S.A. ADR	729,202	4,440,840
Manulife Financial Corp.1	261,554	4,245,021
Waddell & Reed Financial, Inc. — Class A	99,129	3,872,970
Hospitality Properties Trust	140,079	3,602,832
Lexington Realty Trust	438,128	3,535,693
GEO Group, Inc.	108,874	3,269,486
MFA Financial, Inc.	458,882	3,262,651
Navient Corp.	249,790	3,194,814
Hatteras Financial Corp.	155,069	2,516,770
Apollo Commercial Real Estate Finance, Inc.	153,586	2,514,203
Validus Holdings Ltd.	56,293	2,492,654
Old National Bancorp	174,757	2,411,646
Government Properties Income Trust1	151,848	2,405,272
American National Insurance Co.	24,119	2,394,776
Sun Life Financial, Inc.1	74,518	2,374,889
Bank of Hawaii Corp.	37,880	2,350,833
Horace Mann Educators Corp.	69,461	2,307,494
Hancock Holding Co.	81,595	2,291,187
Boston Private Financial Holdings, Inc.	191,298	2,276,446
FirstMerit Corp.	121,878	2,188,929
Aircastle Ltd.	99,740	2,072,597
OFG Bancorp	183,631	1,586,572
New York Mortgage Trust, Inc.1	221,045	1,445,634
Total Financial		119,561,027

Energy - 12.0%
HollyFrontier Corp.	171,860	8,053,360
Suncor Energy, Inc.	245,892	6,943,990
Royal Dutch Shell plc — Class A ADR	120,076	6,354,422
Exxon Mobil Corp.	83,988	6,319,257
National Oilwell Varco, Inc.	143,441	6,071,858
Helmerich & Payne, Inc.1	98,622	5,819,684
Chevron Corp.	69,371	5,618,357
BP Prudhoe Bay Royalty Trust1	120,562	5,434,935
PBF Energy, Inc. — Class A	178,607	5,343,921
Statoil ASA ADR1	307,276	4,759,705
Western Refining, Inc.	107,588	4,628,436
Denbury Resources, Inc.1	665,472	2,888,148
Atwood Oceanics, Inc.1	149,904	2,864,665
Alon USA Energy, Inc.	146,205	2,710,641
CNOOC Ltd. ADR	21,094	2,641,391
Eni SpA ADR1	43,357	1,443,355
Total Energy		77,896,125

Utilities - 11.9%
Xcel Energy, Inc.	210,891	7,113,354
NextEra Energy, Inc.	70,952	6,982,386
PG&E Corp.	136,074	6,746,549
Public Service Enterprise Group, Inc.	166,198	6,689,470
SCANA Corp.	90,264	4,774,063
WEC Energy Group, Inc.	99,077	4,721,019
CMS Energy Corp.	140,890	4,618,374
Eversource Energy	97,514	4,606,561
Alliant Energy Corp.	78,753	4,462,933
OGE Energy Corp.	153,026	4,290,849
AES Corp.	356,032	4,272,384
National Grid plc ADR1	51,030	3,377,166
Southwest Gas Corp.	45,093	2,484,173
NorthWestern Corp.	45,836	2,366,971
Avista Corp.	74,934	2,352,178
PNM Resources, Inc.	90,169	2,309,228
Questar Corp.	105,497	2,037,147
Black Hills Corp.	50,535	2,010,282
Cia Energetica de Minas Gerais ADR	380,027	798,057
Total Utilities		77,013,144

Consumer, Non-cyclical - 7.6%
Baxter International, Inc.	203,330	7,818,039
Kimberly-Clark Corp.	65,233	6,949,271
Coca-Cola Co.	174,852	6,875,181
Pfizer, Inc.	210,138	6,770,645
AbbVie, Inc.	108,416	6,766,243
AstraZeneca plc ADR	211,784	6,624,604
PDL BioPharma, Inc.	722,874	4,084,238
British American Tobacco plc ADR	30,600	3,242,988
Total Consumer, Non-cyclical		49,131,209

Technology - 5.4%
Seagate Technology plc1	131,290	6,748,306
International Business Machines Corp.	42,114	6,228,239
Intel Corp.	216,504	6,179,024
CA, Inc.	155,390	4,240,593
Pitney Bowes, Inc.	208,652	4,133,396
KLA-Tencor Corp.	82,042	4,111,125

See notes to financial statements.
46 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2015
CVY   Guggenheim Multi-Asset Income ETF continued
	Shares	Value
COMMON STOCKS† - 70.7% (continued)
Technology - 5.4% (continued)
Lexmark International, Inc. — Class A	104,569	$3,134,979
Total Technology		34,775,662

Basic Materials - 4.5%
Dow Chemical Co.	141,575	6,195,322
Rio Tinto plc ADR1	161,780	5,940,562
International Paper Co.	136,462	5,886,970
Domtar Corp.	108,681	4,370,063
Innophos Holdings, Inc.	45,999	2,211,172
Compass Minerals International, Inc.	27,225	2,205,225
Schweitzer-Mauduit International, Inc.	60,002	2,119,871
Ternium S.A. ADR	30,270	430,439
Total Basic Materials		29,359,624

Consumer, Cyclical - 4.1%
Ford Motor Co.	471,832	6,544,310
General Motors Co.	201,810	5,941,286
GameStop Corp. — Class A1	118,914	5,051,467
Cracker Barrel Old Country Store, Inc.1	34,096	4,915,961
DineEquity, Inc.	24,489	2,338,700
Stage Stores, Inc.	143,565	1,541,888
Total Consumer, Cyclical		26,333,612

Industrial - 4.0%
Lockheed Martin Corp.	37,613	7,566,984
Caterpillar, Inc.	81,575	6,235,593
Eaton Corporation plc	99,540	5,679,752
Packaging Corporation of America	68,173	4,575,090
DHT Holdings, Inc.	298,665	2,135,455
Total Industrial		26,192,874

Communications - 2.7%
Vodafone Group plc ADR	185,459	6,394,626
Nokia Oyj ADR	998,219	6,228,887
Mobile TeleSystems PJSC ADR	310,551	2,369,504
Meredith Corp.	45,930	2,168,815
Total Communications		17,161,832
Total Common Stocks
(Cost $522,623,722)		457,425,109

CLOSED-END FUNDS† - 10.0%
PIMCO Dynamic Income Fund	266,004	7,429,492
PIMCO Dynamic Credit Income Fund	380,525	7,180,507
First Trust Intermediate Duration Preferred & Income Fund	320,512	6,967,931
NexPoint Credit Strategies Fund1	733,886	4,528,077
Prudential Global Short Duration High Yield Fund, Inc.1	262,707	3,693,660
AllianceBernstein Global High Income Fund, Inc.	316,938	3,625,771
Templeton Global Income Fund	577,509	3,592,106
Wells Fargo Advantage Income Opportunities Fund1	396,836	3,059,606
Prudential Short Duration High Yield Fund, Inc.	207,196	3,037,493
PIMCO Income Strategy Fund II1	325,986	2,969,732
Western Asset High Income Fund II, Inc.	403,388	2,714,801
John Hancock Preferred Income Fund	122,512	2,378,816
Babson Capital Global Short Duration High Yield Fund1	123,111	2,215,998
Nuveen Quality Preferred Income Fund1	266,187	2,177,410
Brookfield Total Return Fund, Inc.	79,918	1,776,577
Wells Fargo Advantage Global Dividend Opportunity Fund	272,508	1,735,876
John Hancock Preferred Income Fund III1	97,731	1,639,926
Nuveen Long/Short Commodity Total Return Fund	90,678	1,470,797
Western Asset Global High Income Fund, Inc.	151,242	1,427,724
John Hancock Preferred Income Fund II	70,994	1,358,115
Total Closed-End Funds
(Cost $76,668,516)		64,980,415

MASTER LIMITED PARTNERSHIPS† - 8.8%
Energy - 8.8%
ONEOK Partners, LP1	189,481	6,129,711
DCP Midstream Partners, LP1	214,181	6,039,904
Energy Transfer Partners, LP	121,885	5,989,428
Buckeye Partners, LP	70,643	4,974,681
Targa Resources Partners, LP	155,382	4,690,983
MarkWest Energy Partners, LP	82,246	4,636,207
Enbridge Energy Partners, LP	160,087	4,527,260
Genesis Energy, LP	103,374	4,513,309
Plains All American Pipeline, LP	118,002	4,255,152
EnLink Midstream Partners, LP	238,095	4,197,615
Enterprise Products Partners, LP	131,777	3,704,251
Sunoco Logistics Partners, LP	99,625	3,370,314
Total Energy		57,028,815
Total Master Limited Partnerships
(Cost $68,182,604)		57,028,815

PREFERRED STOCKS† - 6.6%
Financial - 6.6%
Bank of America Corp. 6.50%1,2	305,458	7,841,107
JPMorgan Chase & Co. 6.13%1,2	312,876	7,818,770
Morgan Stanley 6.38%2,3	243,937	6,274,060
Citigroup, Inc. 6.88%1,2,3	173,823	4,637,598
State Street Corp. 6.00%2	177,310	4,505,447
Regions Financial Corp. 6.38%2,3	162,991	4,239,396
Barclays Bank plc 8.13%1,2	149,271	3,867,612
Goldman Sachs Group, Inc. 6.38%1,2,3	146,960	3,831,247
Total Financial		43,015,237
Total Preferred Stocks
(Cost $43,521,383)		43,015,237

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS continued	August 31, 2015
CVY   Guggenheim Multi-Asset Income ETF continued
	Shares	Value
CONVERTIBLE PREFERRED STOCKS† - 2.8%
Financial - 1.8%
Wells Fargo & Co. 7.50%2	5,703	$6,723,837
Bank of America Corp. 7.25%2	4,769	5,269,840
Total Financial		11,993,677

Basic Materials - 1.0%
Alcoa, Inc. 5.38%, 10/01/17	177,667	6,236,112
Total Convertible Preferred Stocks
(Cost $20,457,464)		18,229,789

SECURITIES LENDING COLLATERAL†,4 - 6.4%
BNY Mellon Separately Managed Cash Collateral Account
issued, 0.1277%	41,080,252	41,080,252
Total Securities Lending Collateral
(Cost $41,080,252)		41,080,252
Total Investments - 105.3%
(Cost $772,533,941)		$681,759,617
Other Assets & Liabilities, net - (5.3)%		(34,438,914)
Total Net Assets - 100.0%		$647,320,703

†	Value determined based on Level 1 inputs — See Note 4.
1	All or a portion of this security is on loan at August 31, 2015 — See Note 2.
2	Perpetual maturity.
3	Variable rate security. Rate indicated is rate effective at August 31, 2015.
4	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt
plc	Public Limited Company

Country Diversification
% of Long-Term
Country	Investments
United States	84.5%
United Kingdom	6.5%
Canada	2.1%
Ireland	1.9%
Bermuda	1.1%
Finland	1.0%
Norway	0.7%
Other	2.2%
Total Long-Term Investments	100.0%

Currency Denomination
% of Long-Term
Currency	Investments
United States Dollar	97.9%
Canadian Dollar	2.1%
Total Long-Term Investments	100.0%

See notes to financial statements.
48 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2015
RYJ   Guggenheim Raymond James SB-1 Equity ETF
	Shares	Value
COMMON STOCKS† - 93.7%
Consumer, Cyclical - 21.4%
Ingram Micro, Inc. — Class A	64,809	$1,753,732
Carrols Restaurant Group, Inc.*	135,977	1,720,108
Rush Enterprises, Inc. — Class A*	65,940	1,682,789
Regal Entertainment Group — Class A	88,457	1,682,452
Steelcase, Inc. — Class A	95,082	1,676,296
MCBC Holdings, Inc.*	111,088	1,655,211
Bloomin' Brands, Inc.	79,913	1,654,198
WCI Communities, Inc.*	66,044	1,645,816
Bed Bath & Beyond, Inc.*	26,490	1,645,294
Polaris Industries, Inc.	12,618	1,638,700
Jarden Corp.*	31,870	1,636,206
Harman International Industries, Inc.	16,663	1,628,642
Red Robin Gourmet Burgers, Inc.*	20,628	1,625,280
La-Z-Boy, Inc.	58,680	1,620,155
AutoZone, Inc.*	2,253	1,613,125
Ethan Allen Interiors, Inc.	53,976	1,605,786
Select Comfort Corp.*	65,940	1,605,639
MarineMax, Inc.*	98,402	1,603,953
Mohawk Industries, Inc.*	8,136	1,602,548
DineEquity, Inc.	16,645	1,589,598
O'Reilly Automotive, Inc.*	6,617	1,588,543
Tractor Supply Co.	18,550	1,582,501
Malibu Boats, Inc. — Class A*	91,574	1,581,483
Advance Auto Parts, Inc.	9,016	1,580,054
Arctic Cat, Inc.	59,777	1,579,906
Pier 1 Imports, Inc.	154,985	1,577,747
Dollar Tree, Inc.*	20,689	1,577,743
Alaska Air Group, Inc.	21,048	1,575,653
Wal-Mart Stores, Inc.	24,302	1,573,068
Cinemark Holdings, Inc.	44,158	1,569,817
Dollar General Corp.	20,730	1,544,178
Spirit Airlines, Inc.*	29,017	1,487,121
Total Consumer, Cyclical		51,703,342

Financial - 17.2%
American Homes 4 Rent — Class A	106,740	1,705,705
Peoples Bancorp, Inc.	76,389	1,679,030
Talmer Bancorp, Inc. — Class A	103,164	1,676,415
Renasant Corp.	53,012	1,661,396
Yadkin Financial Corp.	79,722	1,659,812
Federated National Holding Co.	74,775	1,638,320
Signature Bank*	12,178	1,625,641
Primerica, Inc.	38,195	1,622,906
PrivateBancorp, Inc. — Class A	42,717	1,616,838
Wintrust Financial Corp.	31,592	1,611,192
SVB Financial Group*	12,837	1,605,652
NASDAQ OMX Group, Inc.	31,341	1,604,346
Equinix, Inc.	5,940	1,602,433
American Residential Properties, Inc.	94,381	1,599,758
ConnectOne Bancorp, Inc.	83,526	1,599,523
BGC Partners, Inc. — Class A	181,748	1,593,930
Argo Group International Holdings Ltd.	28,472	1,593,863
CubeSmart	62,849	1,589,451
CyrusOne, Inc.	49,939	1,581,069
Prudential Financial, Inc.	19,590	1,580,913
Meta Financial Group, Inc.	36,112	1,567,983
American Tower Corp. — Class A	16,824	1,551,005
Allstate Corp.	26,522	1,545,703
Fidus Investment Corp.	78,875	1,157,885
Alcentra Capital Corp.1	81,025	1,051,705
C1 Financial, Inc.*	42,477	803,240
CM Finance, Inc.	61,449	710,350
Health Insurance Innovations, Inc. — Class A*,1	100,418	520,165
Total Financial		41,356,229

Technology - 14.2%
Applied Micro Circuits Corp.*,1	326,718	1,911,300
Micron Technology, Inc.*	112,822	1,851,410
Nimble Storage, Inc.*	67,300	1,794,218
Qorvo, Inc.*	31,761	1,763,053
Skyworks Solutions, Inc.	20,172	1,762,024
Maxim Integrated Products, Inc.	51,968	1,749,763
Analog Devices, Inc.	30,899	1,726,018
NXP Semiconductor N.V.*	20,275	1,716,279
salesforce.com, Inc.*	24,521	1,700,776
Microsemi Corp.*	53,386	1,695,539
Cavium, Inc.*	24,828	1,688,801
Xilinx, Inc.	40,305	1,688,376
NVIDIA Corp.	75,045	1,687,012
ServiceNow, Inc.*	23,653	1,678,417
Texas Instruments, Inc.	35,063	1,677,414
BroadSoft, Inc.*	52,911	1,669,871
Envestnet, Inc.*	51,871	1,619,931
Benefitfocus, Inc.*,1	44,100	1,617,588
Rackspace Hosting, Inc.*	53,114	1,615,197
EMC Corp.	64,708	1,609,288
Total Technology		34,222,275

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS continued	August 31, 2015
RYJ   Guggenheim Raymond James SB-1 Equity ETF continued
	Shares	Value
COMMON STOCKS† - 93.7% (continued)
Communications - 12.7%
Iridium Communications, Inc.*,1	248,951	$1,854,685
NeoPhotonics Corp.*	255,060	1,846,634
ORBCOMM, Inc.*	281,387	1,713,646
Ctrip.com International Ltd. ADR*	25,739	1,710,356
Palo Alto Networks, Inc.*	10,353	1,700,170
Connecture, Inc.*,1	233,849	1,669,682
Premiere Global Services, Inc.*	154,697	1,667,634
LinkedIn Corp. — Class A*	9,210	1,663,326
Priceline Group, Inc.*	1,323	1,651,950
Zayo Group Holdings, Inc.*,1	58,888	1,647,097
ARRIS Group, Inc.*	61,775	1,632,096
United States Cellular Corp.*	43,821	1,617,871
DigitalGlobe, Inc.*	70,021	1,614,684
WebMD Health Corp. — Class A*,1	39,166	1,610,898
Comcast Corp. — Class A	28,490	1,604,842
Telephone & Data Systems, Inc.	56,372	1,603,220
GrubHub, Inc.*	58,597	1,549,891
RingCentral, Inc. — Class A*	83,862	1,443,265
KVH Industries, Inc.*	63,107	699,226
Total Communications		30,501,173

Industrial - 11.5%
Teekay Corp.1	49,985	1,837,449
Progressive Waste Solutions Ltd.	61,456	1,694,342
Applied Optoelectronics, Inc.*	81,800	1,685,898
PGT, Inc.*	125,414	1,676,785
Celadon Group, Inc.	84,804	1,618,908
Kansas City Southern	17,453	1,618,591
Covanta Holding Corp.	81,640	1,616,472
Saia, Inc.*	42,750	1,605,263
Advanced Energy Industries, Inc.*	65,835	1,597,815
Union Pacific Corp.	18,618	1,596,307
SBA Communications Corp. — Class A*	13,492	1,594,754
Republic Services, Inc. — Class A	38,702	1,586,008
ArcBest Corp.	54,686	1,579,332
Swift Transportation Co. — Class A*	80,728	1,573,389
FedEx Corp.	10,365	1,561,073
YRC Worldwide, Inc.*	93,113	1,555,918
Genesee & Wyoming, Inc. — Class A*	22,528	1,540,465
Total Industrial		27,538,769

Consumer, Non-cyclical - 10.0%
Sagent Pharmaceuticals, Inc.*	84,202	1,682,355
Quintiles Transnational Holdings, Inc.*	22,461	1,673,569
Becton Dickinson and Co.	11,582	1,633,294
Carriage Services, Inc. — Class A	70,917	1,627,545
Alere, Inc.*	31,242	1,623,647
Masimo Corp.*	39,605	1,609,151
UnitedHealth Group, Inc.	13,882	1,606,147
ICU Medical, Inc.*	14,137	1,604,832
Merit Medical Systems, Inc.*	70,525	1,604,444
Civitas Solutions, Inc.*	66,097	1,603,513
Amsurg Corp. — Class A*	20,447	1,603,454
Capital Senior Living Corp.*	76,565	1,595,615
Service Corporation International	53,784	1,594,696
McKesson Corp.	7,901	1,561,080
Amphastar Pharmaceuticals, Inc.*	119,813	1,541,993
Total Consumer, Non-cyclical		24,165,335

Energy - 5.2%
Newpark Resources, Inc.*	262,302	1,922,674
Baker Hughes, Inc.	32,379	1,813,224
Superior Energy Services, Inc.	111,685	1,776,908
Patterson-UTI Energy, Inc.	107,083	1,743,311
Halliburton Co.	44,111	1,735,768
Occidental Petroleum Corp.	23,599	1,722,963
Targa Resources Corp.	25,564	1,688,758
Total Energy		12,403,606

Utilities - 0.8%
EnerNOC, Inc.*	206,583	1,929,485

Basic Materials - 0.7%
Praxair, Inc	14,894	1,575,041
Total Common Stocks
(Cost $217,191,816)		225,395,255

MASTER LIMITED PARTNERSHIPS† - 6.0%
Energy - 3.5%
CSI Compressco, LP1	114,532	1,755,775
Antero Midstream Partners, LP	74,876	1,734,128
Enterprise Products Partners, LP	59,098	1,661,245
Energy Transfer Equity, LP	58,867	1,651,219
Tesoro Logistics, LP	31,130	1,643,975
Total Energy		8,446,342

Consumer, Cyclical - 0.7%
Green Plains Partners, LP*	112,745	1,648,332

Utilities - 0.7%
8Point3 Energy Partners, LP*	105,923	1,572,957

Industrial - 0.6%
Fortress Transportation & Infrastructure Investors LLC1	115,486	1,561,371

See notes to financial statements.
50 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2015
RYJ   Guggenheim Raymond James SB-1 Equity ETF continued
	Shares	Value
MASTER LIMITED PARTNERSHIPS† - 6.0% (continued)
Diversified - 0.5%
Landmark Infrastructure Partners, LP	79,775	$1,238,108
Total Master Limited Partnerships
(Cost $15,620,737)		14,467,110

SECURITIES LENDING COLLATERAL†,2 - 2.8%
BNY Mellon Separately Managed Cash Collateral
Account, 0.1277%	6,750,992	6,750,992
Total Securities Lending Collateral
(Cost $6,750,992)		6,750,992
Total Investments - 102.5%
(Cost $239,563,545)		$246,613,357
Other Assets & Liabilities, net - (2.5)%		(6,118,162)
Total Net Assets - 100.0%		$240,495,195

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1	All or a portion of this security is on loan at August 31, 2015 — See Note 2.
2	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt

Country Diversification
% of Long-Term
Country	Investments
United Sates	96.4%
Marshall Islands	0.8%
Netherlands	0.7%
Cayman Islands	0.7%
Canada	0.7%
Bermuda	0.7%
Total Long-Term Investments	100.0%

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS continued	August 31, 2015
CSD   Guggenheim Spin-Off ETF

	Shares	Value
COMMON STOCKS† - 95.0%
Consumer, Non-cyclical - 22.7%
WhiteWave Foods Co. — Class A*	460,878	$21,264,911
AbbVie, Inc.	319,308	19,928,013
Zoetis, Inc.	440,251	19,754,062
Mallinckrodt plc*	173,214	14,937,975
Prothena Corporation plc*,1	168,754	9,708,418
Halyard Health, Inc.*	252,717	7,945,422
Total Consumer, Non-cyclical		93,538,801

Financial - 21.5%
New Residential Investment Corp. REIT	1,253,363	17,747,620
NorthStar Asset Management Group, Inc.	1,026,612	17,247,082
Navient Corp.	1,129,477	14,446,011
WP GLIMCHER, Inc. REIT	990,839	11,999,060
Blackhawk Network Holdings, Inc.*	299,220	11,822,182
Starwood Waypoint Residential Trust REIT	206,755	4,980,728
Altisource Residential Corp. REIT	305,869	4,670,620
Silver Bay Realty Trust Corp. REIT	197,424	3,091,660
Enova International, Inc.*	179,518	2,333,734
Altisource Asset Management Corp.*,1	12,111	466,152
Total Financial		88,804,849

Communications - 16.6%
Liberty Media Corp. — Class A*	554,408	20,651,698
News Corp. — Class A	1,435,201	19,561,789
Time, Inc.	593,121	12,319,123
Lands' End, Inc.*,1	180,654	4,595,838
FTD Companies, Inc.*	153,474	4,587,338
New Media Investment Group, Inc.	255,413	3,810,762
Tribune Publishing Co.1	138,673	1,634,955
Straight Path Communications, Inc. — Class B*,1	65,993	1,501,341
Total Communications		68,662,844

Industrial - 13.5%
Keysight Technologies, Inc.*	654,748	20,978,126
Allegion plc1	348,175	20,754,712
Knowles Corp.*,1	481,647	7,841,213
TimkenSteel Corp.	244,662	4,372,110
Era Group, Inc.*	116,506	1,968,951
Total Industrial		55,915,112

Technology - 5.7%
Science Applications International Corp.	251,374	12,259,510
Cheetah Mobile Inc ADR*,1	650,389	11,232,218
Total Technology		23,491,728

Energy - 5.5%
Murphy USA, Inc.	246,900	12,619,059
NOW, Inc.1	585,719	9,992,366
Total Energy		22,611,425

Consumer, Cyclical - 3.8%
CST Brands, Inc.	421,011	14,617,502
Civeo Corp.	586,764	1,144,190
Total Consumer, Cyclical		15,761,692

Utilities - 3.0%
ONE Gas, Inc.	286,151	12,295,908

Basic Materials - 2.7%
Sibanye Gold Ltd. ADR	1,268,382	6,037,498
Veritiv Corp.*	95,560	3,433,471
Rayonier Advanced Materials, Inc.	228,175	1,556,154
Total Basic Materials		11,027,123
Total Common Stocks
(Cost $434,583,789)		392,109,482

MASTER LIMITED PARTNERSHIPS† - 4.9%
Financial - 4.9%
Brookfield Property Partners, LP1	972,794	20,243,843
Total Master Limited Partnerships
(Cost $19,897,753)		20,243,843

SECURITIES LENDING COLLATERAL†,2 - 10.9%
BNY Mellon Separately Managed Cash Collateral
Account, 0.1345%	45,189,367	45,189,367
Total Securities Lending Collateral
(Cost $45,189,367)		45,189,367
Total Investments - 110.8%
(Cost $499,670,909)		$457,542,692
Other Assets & Liabilities, net - (10.8)%		(44,450,505)
Total Net Assets - 100.0%		$413,092,187

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1	All or a portion of this security is on loan at August 31, 2015 — See Note 2.
2	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt
plc	Public Limited Company

Country Diversification
% of Long-Term
Country	Investments
United States	79.5%
Ireland	11.0%
Bermuda	4.9%
Cayman Islands	2.7%
South Africa	1.5%
Canada	0.3%
U.S. Virgin Islands	0.1%
Total Long-Term Investments	100.0%

See notes to financial statements.
52 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2015
WMCR   Wilshire Micro-Cap ETF

	Shares	Value
COMMON STOCKS† - 99.9%
Financial - 30.6%
BNC Bancorp	5,172	$106,853
CenterState Banks, Inc.	7,376	101,936
Yadkin Financial Corp.	4,452	92,691
Diamond Hill Investment Group, Inc.	459	89,376
Independent Bank Group, Inc.	2,055	87,111
Heritage Financial Corp.	4,599	81,494
MainSource Financial Group, Inc.	3,387	70,146
Enterprise Financial Services Corp.	2,933	70,128
Bryn Mawr Bank Corp.	2,332	69,215
HomeStreet, Inc.*	3,075	68,450
Preferred Bank/Los Angeles CA	2,223	68,135
Peoples Bancorp, Inc.	3,019	66,358
HCI Group, Inc.	1,651	65,627
Banc of California, Inc.	5,243	64,961
Agree Realty Corp. REIT	2,261	64,325
Arlington Asset Investment Corp. — Class A1	3,833	63,820
Seacoast Banking Corporation of Florida*	3,973	61,820
German American Bancorp, Inc.	2,127	61,640
Metro Bancorp, Inc.	2,101	60,173
Independent Bank Corp.	4,127	58,067
Financial Institutions, Inc.	2,282	56,525
Mercantile Bank Corp.	2,676	54,323
Guaranty Bancorp	3,344	53,638
Fidelity Southern Corp.	2,768	53,409
Peapack Gladstone Financial Corp.	2,495	52,944
CU Bancorp*	2,412	52,027
Southwest Bancorp, Inc.	3,090	51,541
Consolidated-Tomoka Land Co.	938	51,524
ConnectOne Bancorp, Inc.	2,672	51,169
RE/MAX Holdings, Inc. — Class A	1,384	50,765
Bridge Bancorp, Inc.	1,890	49,820
NewBridge Bancorp	5,949	49,674
First Defiance Financial Corp.	1,315	49,563
Federated National Holding Co.	2,187	47,917
Pacific Premier Bancorp, Inc.*	2,524	47,350
CommunityOne Bancorp*,1	4,404	46,374
Meta Financial Group, Inc.	1,044	45,330
Gladstone Commercial Corp. REIT	3,126	45,015
Suffolk Bancorp	1,685	44,922
West Bancorporation, Inc.	2,481	44,732
Ares Commercial Real Estate Corp. REIT	3,546	44,396
One Liberty Properties, Inc. REIT	2,026	44,228
Bear State Financial, Inc.*,1	5,039	43,587
CNB Financial Corp.	2,530	43,137
Fidus Investment Corp.1	2,794	41,016
CorEnergy Infrastructure Trust, Inc. REIT	7,834	40,188
First Connecticut Bancorp, Inc.	2,353	40,001
Federal Agricultural Mortgage Corp. — Class C	1,643	38,889
Oppenheimer Holdings, Inc. — Class A	1,937	38,643
Horizon Bancorp	1,621	38,304
Garrison Capital, Inc.1	2,616	38,062
Bank of Marin Bancorp	790	37,921
United Community Financial Corp.	7,468	37,265
OceanFirst Financial Corp.	2,018	37,172
Arbor Realty Trust, Inc.	5,705	36,455
Penns Woods Bancorp, Inc.	843	36,156
MidWestOne Financial Group, Inc.	1,220	35,587
Trade Street Residential, Inc. REIT1	5,351	35,263
Heritage Commerce Corp.	3,322	35,147
Territorial Bancorp, Inc.	1,346	34,942
Sun Bancorp, Inc.*	1,756	34,874
Farmers Capital Bank Corp.*	1,336	34,656
Citizens & Northern Corp.	1,733	34,625
Enterprise Bancorp, Inc.	1,580	34,586
American National Bankshares, Inc.	1,452	34,311
Whitestone REIT — Class B	2,996	34,214
Easterly Government Properties, Inc. REIT	2,171	34,041
EMC Insurance Group, Inc.	1,473	33,691
Hallmark Financial Services, Inc.*	2,924	33,597
Sierra Bancorp	1,960	33,320
National Bankshares, Inc.1	1,043	33,136
Independence Realty Trust, Inc. REIT	4,461	33,055
Pacific Continental Corp.	2,545	32,881
Gladstone Capital Corp.1	3,603	32,679
Preferred Apartment Communities, Inc. REIT — Class A	3,190	32,570
First Bancorp, Inc.	1,755	32,555
UMH Properties, Inc. REIT	3,457	32,323
GSV Capital Corp.*,1	3,626	32,181
Northwest Bancshares, Inc.	2,477	31,805
Old Second Bancorp, Inc.*	5,074	31,610
Northrim BanCorp, Inc.1	1,132	30,768
CatchMark Timber Trust, Inc. REIT — Class A	3,029	30,502
Bar Harbor Bankshares	915	30,341
MidSouth Bancorp, Inc.	2,170	30,163
United Insurance Holdings Corp.	2,228	29,276
Gladstone Investment Corp.	3,894	29,205
Owens Realty Mortgage, Inc. REIT	2,111	29,026
BBX Capital Corp. — Class A*,1	1,785	28,917

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS continued	August 31, 2015
WMCR   Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.9% (continued)
Financial - 30.6% (continued)
Merchants Bancshares, Inc.	1,000	$28,810
Marlin Business Services Corp.	2,056	28,208
Medallion Financial Corp.1	3,929	27,935
Access National Corp.	1,361	27,805
QCR Holdings, Inc.1	1,268	27,527
BSB Bancorp, Inc.*	1,308	27,363
Macatawa Bank Corp.1	5,243	27,264
PennantPark Floating Rate Capital Ltd.	2,260	27,188
CM Finance, Inc.1	2,312	26,727
MutualFirst Financial, Inc.	1,116	26,181
Home Bancorp, Inc.	1,028	25,813
Monroe Capital Corp.	1,714	25,401
WashingtonFirst Bankshares, Inc.	1,407	25,326
Pulaski Financial Corp.	1,915	25,297
Consumer Portfolio Services, Inc.*	4,409	25,263
Heritage Oaks Bancorp	3,212	24,957
C&F Financial Corp.	670	24,448
First Internet Bancorp1	774	24,257
Stellus Capital Investment Corp.	2,139	24,256
Square 1 Financial, Inc. — Class A*	958	24,151
Monarch Financial Holdings, Inc.	1,909	23,843
Shore Bancshares, Inc.	2,455	23,764
MBT Financial Corp.*	3,603	23,708
Customers Bancorp, Inc.*	952	23,334
SI Financial Group, Inc.	2,036	23,088
CIFC Corp.	3,266	22,993
Republic First Bancorp, Inc.*,1	6,507	22,970
Nicholas Financial, Inc.*	1,855	22,965
Southcoast Financial Corp.*,1	1,777	22,888
Manning & Napier, Inc. — Class A	2,377	22,748
Bluerock Residential Growth REIT, Inc.	2,007	22,539
Entegra Financial Corp.*	1,264	22,487
Orchid Island Capital, Inc. REIT1	2,467	22,425
Ellington Residential Mortgage REIT	1,715	22,296
Southern Missouri Bancorp, Inc.	1,015	21,823
Westfield Financial, Inc.	2,904	21,779
First Financial Northwest, Inc.1	1,777	21,750
Impac Mortgage Holdings, Inc.*,1	1,230	21,710
Heritage Insurance Holdings, Inc.*	1,227	21,558
First NBC Bank Holding Co.*	615	21,525
ESSA Bancorp, Inc.	1,663	21,503
Provident Financial Holdings, Inc.	1,274	20,881
Lake Sunapee Bank Group1	1,416	20,858
ZAIS Financial Corp. REIT	1,403	20,708
HF Financial Corp.	1,286	20,550
Chemung Financial Corp.	766	20,299
Century Bancorp, Inc. — Class A	486	20,261
Southern First Bancshares, Inc.*	1,002	20,200
Investors Title Co.	275	19,663
Riverview Bancorp, Inc.	4,319	19,306
Central Valley Community Bancorp1	1,643	18,977
TriplePoint Venture Growth BDC Corp.	1,592	18,977
OHA Investment Corp.1	4,069	18,962
Independence Holding Co.	1,540	18,957
Codorus Valley Bancorp, Inc.	896	18,789
Norwood Financial Corp.1	659	18,643
Peoples Bancorp of North Carolina, Inc.	952	18,488
Americana Bancorp	808	18,422
American River Bankshares*	1,815	18,332
Southern National Bancorp of Virginia, Inc.	1,604	18,254
Cherry Hill Mortgage Investment Corp. REIT	1,122	18,132
BCB Bancorp, Inc.	1,567	18,115
Premier Financial Bancorp, Inc.	1,171	18,104
Evans Bancorp, Inc.	750	18,038
Atlas Financial Holdings, Inc.*	1,118	18,033
Imperial Holdings, Inc.*	3,218	17,924
Summit Financial Group, Inc.	1,530	17,916
Ocean Shore Holding Co.	1,134	17,895
BRT Realty Trust*	2,549	17,894
Union Bankshares, Inc.1	665	17,716
Cape Bancorp, Inc.	1,572	17,449
Westbury Bancorp, Inc.*	1,002	17,445
Middleburg Financial Corp.	970	17,285
Five Oaks Investment Corp. REIT	2,710	17,100
Asta Funding, Inc.*	1,883	16,702
Chicopee Bancorp, Inc.	1,017	16,577
HopFed Bancorp, Inc.	1,452	16,553
Two River Bancorp	1,813	16,335
Bank of South Carolina Corp.	959	16,284
Triumph Bancorp, Inc.*	1,114	16,120
Harris & Harris Group, Inc.*,1	6,331	15,828
Pacific Mercantile Bancorp*	2,185	15,754
JAVELIN Mortgage Investment Corp. REIT	2,417	15,686
Parke Bancorp, Inc.1	1,280	15,654
AmeriServ Financial, Inc.1	4,718	15,522
Higher One Holdings, Inc.*	7,799	15,442
First South Bancorp, Inc.1	1,979	15,397
WhiteHorse Finance, Inc.1	1,198	15,203

See notes to financial statements.
54 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2015
WMCR   Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.9% (continued)
Financial - 30.6% (continued)
Old Point Financial Corp.	963	$15,119
Naugatuck Valley Financial Corp.*	1,404	15,093
Phoenix Companies, Inc.*	923	14,999
Silvercrest Asset Management Group, Inc. — Class A	1,262	14,854
Horizon Technology Finance Corp.	1,406	14,805
Eastern Virginia Bankshares, Inc.	2,250	14,783
Civista Bancshares, Inc.	1,463	14,571
Hawthorn Bancshares, Inc.1	1,037	14,487
Colony Bankcorp, Inc.*	1,611	14,225
OFS Capital Corp.	1,289	14,192
TriState Capital Holdings, Inc.*	1,128	14,134
Royal Bancshares of Pennsylvania, Inc. — Class A*	6,676	14,086
Timberland Bancorp, Inc.	1,352	14,061
United Security Bancshares*,1	2,741	14,060
Patriot National Bancorp, Inc.*,1	801	13,945
Harvest Capital Credit Corp.	1,143	13,739
First United Corp.*	1,684	13,708
Salisbury Bancorp, Inc.1	467	13,543
Poage Bankshares, Inc.	846	13,054
Great Ajax Corp. REIT1	1,011	12,951
United Security Bancshares, Inc.	1,503	12,896
Hamilton Bancorp, Inc.*	931	12,727
Unity Bancorp, Inc.	1,214	12,274
BDCA Venture, Inc.1	2,475	12,251
United Bancorp, Inc.	1,425	11,927
Fox Chase Bancorp, Inc.	688	11,875
Security National Financial Corp. — Class A*	1,586	11,514
HMN Financial, Inc.*	1,011	11,450
First Acceptance Corp.*	3,777	11,029
Sotherly Hotels, Inc. REIT	1,676	10,894
Bankwell Financial Group, Inc.*,1	591	10,691
Investar Holding Corp.	644	10,137
FXCM, Inc. — Class A	9,452	10,114
Oneida Financial Corp.	506	10,080
SB Financial Group, Inc.	931	9,962
Trupanion, Inc.*,1	1,412	9,884
C1 Financial, Inc.*,1	507	9,587
Regional Management Corp.*	543	8,960
Medley Management, Inc. — Class A	1,184	8,785
Fifth Street Asset Management, Inc.1	943	7,799
Urstadt Biddle Properties, Inc. REIT	472	7,764
Full Circle Capital Corp.	2,379	7,518
First Marblehead Corp.*,1	1,747	6,778
Western Alliance Bancorporation*	0	7
BB&T Corp.	0	6
Renasant Corp.	0	2
Total Financial		6,512,978

Consumer, Non-cyclical - 28.9%
LendingTree, Inc.*	1,175	124,491
AtriCure, Inc.*	4,864	118,974
Atrion Corp.	288	111,456
Eagle Pharmaceuticals, Inc.*,1	1,335	104,863
Vascular Solutions, Inc.*	2,993	103,438
Cynosure, Inc. — Class A*	3,165	100,141
Rockwell Medical, Inc.*,1	8,306	99,422
Agenus, Inc.*	2,897	91,697
Supernus Pharmaceuticals, Inc.*	4,901	88,952
Anika Therapeutics, Inc.*	2,487	88,065
US Physical Therapy, Inc.	1,867	85,789
Inogen, Inc.*	1,641	80,885
Cerus Corp.*,1	15,457	76,667
Xencor, Inc.*	4,439	74,442
John B Sanfilippo & Son, Inc.	1,433	74,071
Northwest Biotherapeutics, Inc.*,1	8,891	68,461
Aratana Therapeutics, Inc.*	3,674	64,882
GenMark Diagnostics, Inc.*	6,012	62,164
BioTelemetry, Inc.*	4,246	60,674
Zogenix, Inc.*,1	3,032	58,265
Paratek Pharmaceuticals, Inc.1	2,230	57,936
Idera Pharmaceuticals, Inc.*,1	18,475	55,794
Carriage Services, Inc. — Class A	2,419	55,516
Omega Protein Corp.*	3,251	55,495
Retrophin, Inc.*	1,999	54,813
Synergy Pharmaceuticals, Inc.*,1	7,498	52,486
Addus HomeCare Corp.*	1,815	52,164
Senomyx, Inc.*,1	7,710	51,349
Dermira, Inc.*,1	1,969	50,603
Advaxis, Inc.*,1	3,400	50,319
Civitas Solutions, Inc.*	2,005	48,641
Catalyst Pharmaceuticals, Inc.*,1	12,975	47,099
NeoGenomics, Inc.*	7,669	46,627
CTI BioPharma Corp.*	29,148	46,054
Ardelyx, Inc.	2,422	45,970
Cara Therapeutics, Inc.*	2,393	45,371
Limoneira Co.1	2,255	42,800
Flexion Therapeutics, Inc.*	1,770	42,675

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS continued	August 31, 2015
WMCR   Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.9% (continued)
Consumer, Non-cyclical - 28.9% (continued)
Tandem Diabetes Care, Inc.*,1	3,634	$41,718
Durect Corp.*	19,507	40,184
Five Prime Therapeutics, Inc.*	2,101	40,066
RadNet, Inc.*	6,469	39,720
Barrett Business Services, Inc.*	1,103	39,322
IGI Laboratories, Inc.*,1	4,996	39,119
Cytokinetics, Inc.*	5,571	38,551
Assembly Biosciences, Inc.*,1	2,807	38,484
Blueprint Medicines Corp.*	1,400	38,304
Biospecifics Technologies Corp.*	764	37,941
BioTime, Inc.*	12,412	37,484
Exactech, Inc.*	1,900	37,259
Seres Therapeutics, Inc.*,1	900	37,197
Galena Biopharma, Inc.*,1	23,321	36,847
Franklin Covey Co.*	2,195	36,723
Cutera, Inc.*	2,465	36,063
Pernix Therapeutics Holdings, Inc.*,1	7,414	35,735
Hackett Group, Inc.	2,535	35,718
Intersect ENT, Inc.*	1,387	35,313
Anthera Pharmaceuticals, Inc.*	5,153	35,195
Peregrine Pharmaceuticals, Inc.*	30,332	34,882
Heska Corp.*,1	1,016	34,290
LeMaitre Vascular, Inc.	2,577	34,068
Concert Pharmaceuticals, Inc.*,1	2,135	33,263
Versartis, Inc.*,1	2,543	32,983
Revance Therapeutics, Inc.*,1	1,073	32,469
Griffin Land & Nurseries, Inc.	988	32,100
Nature's Sunshine Products, Inc.	2,611	31,959
Crimson Wine Group Ltd.*	3,461	31,841
Synthetic Biologics, Inc.*,1	12,685	31,713
PFSweb, Inc.*	2,364	30,850
Alliance One International, Inc.*	1,315	30,357
Tonix Pharmaceuticals Holding Corp.*,1	4,095	29,525
Aduro Biotech, Inc.*,1	1,486	28,769
Nutraceutical International Corp.*	1,185	28,724
Applied Genetic Technologies Corp.*	1,745	28,670
Pfenex, Inc.*	1,295	28,296
Alliance HealthCare Services, Inc.*	1,964	28,124
Repros Therapeutics, Inc.*,1	3,767	27,989
Trevena, Inc.*	4,664	27,984
Genocea Biosciences, Inc.*	2,344	27,261
Seneca Foods Corp. — Class A*	919	27,092
Ampio Pharmaceuticals, Inc.*,1	9,086	26,713
Aerie Pharmaceuticals, Inc.*	1,651	26,102
Pronai Therapeutics, Inc.*,1	900	26,055
NanoString Technologies, Inc.*,1	1,674	25,462
Enzo Biochem, Inc.*	8,674	25,328
Derma Sciences, Inc.*	4,339	25,296
Five Star Quality Care, Inc.*	7,458	25,208
Bellicum Pharmaceuticals, Inc.*,1	1,475	25,164
Juniper Pharmaceuticals, Inc.*	2,327	24,667
Utah Medical Products, Inc.	458	24,453
National Research Corp. — Class A	1,887	24,060
Collectors Universe, Inc.	1,254	23,412
AcelRx Pharmaceuticals, Inc.*,1	5,436	23,266
Stemline Therapeutics, Inc.*	2,524	23,246
Neuralstem, Inc.*,1	15,735	22,973
Sientra, Inc.*	940	22,363
Arqule, Inc.*	13,131	22,323
Loxo Oncology, Inc.*,1	1,099	22,090
Information Services Group, Inc.	5,923	21,974
Inventure Foods, Inc.*	2,538	21,954
EPIRUS Biopharmaceuticals, Inc.*,1	4,340	21,917
Harvard Bioscience, Inc.*	4,986	21,789
Patriot National, Inc.*	1,321	21,479
Avinger, Inc.*,1	1,480	21,371
Immune Design Corp.*,1	1,334	21,264
Cadiz, Inc.*,1	2,621	21,047
Newtek Business Services Corp.	1,195	21,008
CytRx Corp.*	8,302	20,423
MGP Ingredients, Inc.	1,270	20,244
AAC Holdings, Inc.*,1	840	19,832
Biota Pharmaceuticals, Inc.*	9,052	19,824
Synergetics USA, Inc.*	4,595	19,529
Amphastar Pharmaceuticals, Inc.*	1,480	19,048
Symmetry Surgical, Inc.*	2,123	19,043
Entellus Medical, Inc.*	851	18,943
Verastem, Inc.*,1	3,110	18,940
Fibrocell Science, Inc.*,1	3,321	18,730
Corium International, Inc.*	1,868	18,699
Vitae Pharmaceuticals, Inc.*,1	2,378	18,453
AxoGen, Inc.*,1	3,917	18,371
Rexahn Pharmaceuticals, Inc.*	31,748	18,227
iRadimed Corp.*	759	18,140

See notes to financial statements.
56 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2015
WMCR   Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.9% (continued)
Consumer, Non-cyclical - 28.9% (continued)
AVEO Pharmaceuticals, Inc.*	13,239	$18,137
Veracyte, Inc.*,1	1,921	18,115
Proteon Therapeutics, Inc.*,1	1,261	17,868
Fortress Biotech, Inc.*,1	6,457	17,757
Primo Water Corp.*	2,705	17,583
Vermillion, Inc.*,1	8,594	17,532
Lifevantage Corp.*	20,534	17,454
PharmAthene, Inc.*	11,950	17,328
BIND Therapeutics, Inc.*	3,658	17,156
Agile Therapeutics, Inc.*,1	1,928	17,024
Synutra International, Inc.*,1	3,354	16,770
Neothetics, Inc.*,1	1,411	16,636
OncoGenex Pharmaceuticals, Inc.*	5,622	16,360
Vericel Corp.*	5,023	16,023
Akebia Therapeutics, Inc.*	2,271	15,806
Perceptron, Inc.*	1,557	15,726
Mast Therapeutics, Inc.*	31,807	15,426
NantKwest, Inc.*,1	900	15,408
Alimera Sciences, Inc.*	4,583	15,307
Lifeway Foods, Inc.*	1,042	15,015
Biolase, Inc.*,1	9,908	14,862
Marinus Pharmaceuticals, Inc.*,1	1,104	14,827
Craft Brew Alliance, Inc.*	1,796	14,673
IsoRay, Inc.*,1	10,184	14,563
PRGX Global, Inc.*,1	3,988	14,397
Apricus Biosciences, Inc.*	8,397	14,359
Care.com, Inc.*,1	2,400	14,256
Misonix, Inc.*,1	1,248	14,215
Digirad Corp.	3,737	14,201
Edgewater Technology, Inc.*	1,940	13,968
Tokai Pharmaceuticals, Inc.*,1	1,179	13,924
Sunesis Pharmaceuticals, Inc.*,1	11,298	13,445
Iridex Corp.*	1,978	13,292
MediciNova, Inc.*,1	4,471	13,189
XOMA Corp.*,1	15,838	13,160
Pain Therapeutics, Inc.*	7,146	13,149
Kindred Biosciences, Inc.*,1	2,220	13,142
Hudson Global, Inc.*	5,061	13,057
Neff Corp. — Class A*	1,977	13,028
Invitae Corp.*,1	1,250	12,763
Trovagene, Inc.*	2,143	12,751
T2 Biosystems, Inc.*,1	1,048	12,450
Cumberland Pharmaceuticals, Inc.*	2,055	12,371
GlycoMimetics, Inc.*	1,733	12,148
Fonar Corp.*	1,268	12,097
Willdan Group, Inc.*	1,332	12,041
Cleveland BioLabs, Inc.*,1	2,916	11,839
Psychemedics Corp.	1,056	11,722
Cerulean Pharma, Inc.*	2,833	11,417
StemCells, Inc.*	27,841	11,415
AdCare Health Systems, Inc.1	3,235	11,258
RCM Technologies, Inc.	2,183	10,871
Tobira Therapeutics, Inc.*,1	900	10,845
Neos Therapeutics, Inc.*	400	10,712
Caladrius Biosciences, Inc.*	6,838	10,531
Span-America Medical Systems, Inc.	586	10,466
Reed's, Inc.*	1,972	10,452
InfuSystems Holdings, Inc.*	3,731	10,447
Chiasma, Inc.*,1	400	10,384
MEI Pharma, Inc.*	5,656	10,294
Cytori Therapeutics, Inc.*	28,033	10,151
Catalyst Biosciences, Inc.	857	10,108
Galectin Therapeutics, Inc.*,1	4,468	9,874
Diversicare Healthcare Services, Inc.	931	9,776
United-Guardian, Inc.	529	9,755
TriVascular Technologies, Inc.*,1	1,833	9,733
CASI Pharmaceuticals, Inc.*	6,766	9,405
CEL-SCI Corp.*	16,423	9,156
Achaogen, Inc.*,1	1,323	9,129
Argos Therapeutics, Inc.*,1	1,419	8,812
GenVec, Inc.*	3,483	8,812
Intersections, Inc.*,1	4,322	8,601
ImmunoCellular Therapeutics Ltd.*	19,166	8,431
Ocera Therapeutics, Inc.*,1	2,223	8,425
Tracon Pharmaceuticals, Inc.*,1	790	8,287
Celsion Corp.*	3,949	8,214
Hansen Medical, Inc.*,1	14,276	7,966
Bellerophon Therapeutics, Inc.*,1	1,568	7,965
Conatus Pharmaceuticals, Inc.*,1	2,014	7,915
Alphatec Holdings, Inc.*	13,691	7,872
Hemispherx Biopharma, Inc.*	42,852	7,585
Vical, Inc.*	12,660	7,472
Cesca Therapeutics, Inc.*	10,413	7,393
Nivalis Therapeutics, Inc.*	500	7,270

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS continued	August 31, 2015
WMCR   Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.9% (continued)
Consumer, Non-cyclical - 28.9% (continued)
G Willi-Food International Ltd.*,1	1,463	$7,242
Bovie Medical Corp.*	3,169	6,972
Adamis Pharmaceuticals Corp.*,1	1,861	6,811
TetraLogic Pharmaceuticals Corp.*,1	2,903	6,735
Cardica, Inc.*	17,668	6,007
Oculus Innovative Sciences, Inc.*	4,900	5,929
Histogenics Corp.*,1	954	5,905
Odyssey Marine Exploration, Inc.*,1	20,261	5,714
Celladon Corp.*	5,019	5,621
Minerva Neurosciences, Inc.*	1,000	5,580
Discovery Laboratories, Inc.*,1	13,170	5,531
Female Health Co.*,1	3,911	5,475
Eleven Biotherapeutics, Inc.*,1	1,539	5,433
Transgenomic, Inc.*	3,900	4,875
ConforMIS, Inc.*,1	300	4,800
SFX Entertainment, Inc.*,1	4,169	4,252
Vital Therapies, Inc.*,1	1,009	3,774
KaloBios Pharmaceuticals, Inc.*	1,728	3,663
EnteroMedics, Inc.*	12,042	3,372
Onconova Therapeutics, Inc.*	2,100	3,192
NovaBay Pharmaceuticals, Inc.*	7,900	3,002
Lpath, Inc. — Class A*	12,800	2,944
CytoSorbents Corp.*,1	400	2,760
Lincoln Educational Services Corp.	5,181	2,321
Total Consumer, Non-cyclical		6,151,522

Consumer, Cyclical - 11.5%
Motorcar Parts of America, Inc.*	3,088	98,477
Ruth's Hospitality Group, Inc.	5,440	87,476
Unifi, Inc.*	2,906	84,361
Beazer Homes USA, Inc.*	4,516	75,418
Nautilus, Inc.*	4,935	75,407
Green Brick Partners, Inc.*,1	6,111	74,248
PC Connection, Inc.	3,140	66,160
MarineMax, Inc.*	3,887	63,358
Douglas Dynamics, Inc.	2,738	60,838
Carrols Restaurant Group, Inc.*	4,802	60,746
Culp, Inc.	1,931	59,378
Bassett Furniture Industries, Inc.	1,813	52,613
Installed Building Products, Inc.*	1,906	50,928
Destination XL Group, Inc.*,1	8,155	49,338
Build-A-Bear Workshop, Inc. — Class A*	2,516	49,314
Reading International, Inc. — Class A*	3,613	46,355
Jamba, Inc.*,1	3,099	42,828
Hooker Furniture Corp.	1,631	38,915
Sportsman's Warehouse Holdings, Inc.*	3,003	38,799
Zoe's Kitchen, Inc.*,1	1,033	35,680
Winmark Corp.	359	35,505
Black Diamond, Inc.*	4,654	34,672
Escalade, Inc.	1,883	33,687
Miller Industries, Inc.	1,547	33,554
NACCO Industries, Inc. — Class A	635	33,427
Malibu Boats, Inc. — Class A*	1,922	33,193
Kona Grill, Inc.*,1	1,743	32,018
Lifetime Brands, Inc.	2,195	31,871
Cherokee, Inc.*	1,238	31,741
Chuy's Holdings, Inc.*	1,031	31,590
Bojangles', Inc.*,1	1,486	30,939
WCI Communities, Inc.*	1,174	29,256
Boot Barn Holdings, Inc.*	1,332	29,091
America's Car-Mart, Inc.*	804	28,783
Rocky Brands, Inc.	1,542	28,142
Superior Uniform Group, Inc.	1,617	27,457
Johnson Outdoors, Inc. — Class A	1,076	26,975
UCP, Inc. — Class A*	3,272	26,667
Flexsteel Industries, Inc.	852	26,242
Monarch Casino & Resort, Inc.*	1,435	25,184
Dixie Group, Inc.*	2,491	24,885
Century Casinos, Inc.*	4,002	23,292
West Marine, Inc.*	2,536	22,241
Freshpet, Inc.*,1	1,700	22,083
Strattec Security Corp.	343	21,640
Red Lion Hotels Corp.*	2,648	21,343
Delta Apparel, Inc.*	1,283	20,900
RCI Hospitality Holdings, Inc.*	1,851	20,083
Supreme Industries, Inc. — Class A	2,360	19,588
New Home Company, Inc.*	1,263	18,793
Century Communities, Inc.*	844	18,568
Del Frisco's Restaurant Group, Inc.*	1,244	18,461
Golden Entertainment, Inc.*	1,996	18,363
Peak Resorts, Inc.	2,539	18,027
Castle Brands, Inc.*	14,566	17,625
New York & Company, Inc.*	6,686	17,584
Rave Restaurant Group, Inc.*,1	1,818	17,216
Luby's, Inc.*	3,510	16,988
Famous Dave's of America, Inc.*,1	1,156	16,889

See notes to financial statements.
58 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2015
WMCR   Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.9% (continued)
Consumer, Cyclical - 11.5% (continued)
Papa Murphy's Holdings, Inc.*	1,137	$16,805
Nathan's Famous, Inc.	518	16,762
Gaiam, Inc. — Class A*,1	2,622	16,020
PCM, Inc.*	1,593	15,580
Crown Crafts, Inc.	1,905	15,392
BlueLinx Holdings, Inc.*	17,625	14,100
Tandy Leather Factory, Inc.*,1	1,690	13,199
Noodles & Co.*,1	1,074	12,802
Flex Pharma, Inc.*,1	1,055	12,692
Bon-Ton Stores, Inc.	3,008	12,002
Empire Resorts, Inc.*,1	2,809	11,966
Lakeland Industries, Inc.*,1	1,280	11,891
Trans World Entertainment Corp.*	3,115	11,588
Ark Restaurants Corp.	463	11,455
Christopher & Banks Corp.*	6,257	10,950
Town Sports International Holdings, Inc.*	4,227	10,906
Ambassadors Group, Inc.*,1	3,377	9,118
Cosi, Inc.*	6,008	7,150
Pacific Sunwear of California, Inc.*	9,435	6,699
Ignite Restaurant Group, Inc.*,1	1,198	5,882
American Apparel, Inc.*	21,102	4,115
Total Consumer, Cyclical		2,442,274

Industrial - 11.3%
US Concrete, Inc.*	2,105	108,997
Patrick Industries, Inc.*,1	2,725	102,979
Kadant, Inc.	1,778	79,103
Lydall, Inc.*	2,822	76,646
NN, Inc.	2,973	71,976
National Presto Industries, Inc.1	712	58,419
Stoneridge, Inc.*	4,418	53,944
Mesa Laboratories, Inc.	479	51,923
Covenant Transportation Group, Inc. — Class A*	2,089	49,281
Insteel Industries, Inc.	2,766	47,879
PowerSecure International, Inc.*	3,925	47,335
Chase Corp.	1,106	43,687
PGT, Inc.*	3,254	43,506
Stock Building Supply Holdings, Inc.*	2,253	42,424
ZAGG, Inc.*	5,592	40,933
Casella Waste Systems, Inc. — Class A*,1	6,635	40,872
Sparton Corp.*	1,731	40,228
LSI Industries, Inc.	4,220	40,048
AEP Industries, Inc.*	729	39,694
Kratos Defense & Security Solutions, Inc.*	8,467	39,287
Advanced Emissions Solutions, Inc.*	3,927	36,364
Global Brass & Copper Holdings, Inc.	1,836	36,059
Heritage-Crystal Clean, Inc.*	3,011	35,891
TRC Companies, Inc.*,1	3,442	30,703
Core Molding Technologies, Inc.*	1,340	29,280
Integrated Electrical Services, Inc.*	4,029	29,170
Hurco Companies, Inc.	942	29,051
NVE Corp.	527	27,678
Breeze-Eastern Corp.*,1	1,953	27,244
Applied Optoelectronics, Inc.*	1,311	27,020
VSE Corp.	648	26,814
Xerium Technologies, Inc.*	1,970	23,975
USA Truck, Inc.*	1,211	23,917
Lawson Products, Inc.*	1,008	23,577
MicroVision, Inc.*,1	7,399	23,381
LMI Aerospace, Inc.*,1	1,930	23,160
Hardinge, Inc.	2,232	22,923
Layne Christensen Co.*,1	3,045	22,716
PMFG, Inc.*	3,443	22,448
Allied Motion Technologies, Inc.	1,154	21,949
PAM Transportation Services, Inc.*	566	21,865
Revolution Lighting Technologies, Inc.*	20,764	21,802
Fenix Parts, Inc.*	2,171	21,645
UFP Technologies, Inc.*	998	21,477
Research Frontiers, Inc.*,1	3,930	20,908
Pure Cycle Corp.*,1	4,098	20,490
Imprivata, Inc.*	946	19,809
Argan, Inc.	480	18,792
Adept Technology, Inc.*,1	2,617	18,581
SL Industries, Inc.*	518	18,026
Omega Flex, Inc.	575	17,630
Ultralife Corp.*	3,939	17,095
Willis Lease Finance Corp.*	1,014	16,985
Manitex International, Inc.*,1	2,600	16,640
Control4 Corp.*	1,817	16,298
LS Starrett Co. — Class A	1,019	16,090
Sterling Construction Company, Inc.*,1	3,366	15,618
Frequency Electronics, Inc.*	1,378	15,420
Hudson Technologies, Inc.*	4,864	15,176
Aspen Aerogels, Inc.*	2,015	15,052
Eastern Co.	883	14,534
CPI Aerostructures, Inc.*	1,457	14,497
Ballantyne Strong, Inc.*	2,988	14,342

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS continued	August 31, 2015
WMCR   Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.9% (continued)
Industrial - 11.3% (continued)
Napco Security Technologies, Inc.*	2,351	$14,059
Key Technology, Inc.*	1,136	13,984
Providence and Worcester Railroad Co.	843	13,699
Synalloy Corp.	1,382	13,488
Iteris, Inc.*	6,366	13,305
Energous Corp.*,1	1,804	13,025
LoJack Corp.*,1	3,918	12,969
Espey Manufacturing & Electronics Corp.	506	12,903
CUI Global, Inc.*,1	2,466	12,799
CVD Equipment Corp.*,1	1,143	12,584
LRAD Corp.*	6,712	12,551
MOCON, Inc.	932	12,535
API Technologies Corp.*	5,271	12,334
Patriot Transportation Holding, Inc.*	540	11,815
UQM Technologies, Inc.*,1	12,785	10,995
Gencor Industries, Inc.*	1,179	10,670
SIFCO Industries, Inc.1	832	10,516
Orion Energy Systems, Inc.*	5,042	10,487
Broadwind Energy, Inc.*	3,163	10,058
IEC Electronics Corp.*,1	2,259	10,053
MFRI, Inc.*	1,656	8,992
Identiv, Inc.*,1	1,880	8,742
Goldfield Corp.*	4,585	8,528
CyberOptics Corp.*	1,241	8,439
International Shipholding Corp.	1,355	8,184
Fuel Tech, Inc.*	3,942	8,042
Arotech Corp.*	4,831	7,150
American Superconductor Corp.*,1	1,286	7,009
Rand Logistics, Inc.*	2,391	5,882
Sypris Solutions, Inc.	3,730	5,259
Axion Power International, Inc.*,1	1,322	3,371
TTM Technologies, Inc.*	1	5
Total Industrial		2,395,685

Communications - 6.6%
Entravision Communications Corp. — Class A	10,162	81,804
FairPoint Communications, Inc.*	4,060	66,422
ePlus, Inc.*	735	55,654
Oclaro, Inc.*	16,637	45,252
Alliance Fiber Optic Products, Inc.	2,295	43,285
ORBCOMM, Inc.*	7,045	42,904
Zix Corp.*	9,785	42,858
Textura Corp.*	1,550	40,083
Clearfield, Inc.*,1	2,301	39,094
Straight Path Communications, Inc. — Class B*,1	1,617	36,788
NTELOS Holdings Corp.*	3,585	32,874
NeoPhotonics Corp.*,1	4,452	32,232
Yodlee, Inc.*	1,940	31,447
Autobytel, Inc.*	1,753	30,940
TeleCommunication Systems, Inc. — Class A*	8,702	30,457
Saga Communications, Inc. — Class A	847	29,568
HC2 Holdings, Inc.*,1	3,899	29,398
Hawaiian Telcom Holdco, Inc.*	1,302	28,657
Tessco Technologies, Inc.	1,122	26,737
Reis, Inc.	1,023	25,473
Numerex Corp. — Class A*,1	2,701	25,227
KVH Industries, Inc.*	2,244	24,864
Alaska Communications Systems Group, Inc.*	10,746	23,856
EVINE Live, Inc.*	8,822	23,731
Ciena Corp.*,1	1,020	22,806
Hemisphere Media Group, Inc.*,1	1,656	22,538
Sycamore Networks, Inc.*	48,008	21,364
Chegg, Inc.*	2,779	20,648
Lee Enterprises, Inc.*	10,476	19,485
Rubicon Project, Inc.*	1,298	18,691
Radio One, Inc. — Class D*,1	6,012	18,637
A10 Networks, Inc.*	2,753	18,280
Unwired Planet, Inc.*	23,192	17,858
Novatel Wireless, Inc.*	6,262	17,408
Towerstream Corp.*,1	11,557	17,220
Salem Media Group, Inc. — Class A	2,592	16,589
ClearOne, Inc.	1,385	15,886
Preformed Line Products Co.	509	15,423
AH Belo Corp. — Class A	2,885	14,454
Support.com, Inc.*	10,878	13,816
Townsquare Media, Inc. — Class A*,1	1,199	13,777
PC-Telephone, Inc.	2,492	13,631
iPass, Inc.*	12,446	13,566
MeetMe, Inc.*	8,288	13,509
UTStarcom, Inc.*	6,575	13,216
Aviat Networks, Inc.*	10,971	12,726
Connecture, Inc.*,1	1,747	12,474
TheStreet.com, Inc.	6,617	11,580
Emmis Communications Corp. — Class A*	8,759	11,036
RELM Wireless Corp.*,1	2,393	10,960
Aware, Inc.*	3,217	10,294
Globalscape, Inc.	2,932	9,793
Spark Networks, Inc.*,1	3,034	9,769
Communications Systems, Inc.	1,070	9,502

See notes to financial statements.
60 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2015
WMCR   Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.9% (continued)
Communications - 6.6% (continued)
Westell Technologies, Inc. — Class A*	8,034	$9,078
ID Systems, Inc.*	2,188	8,205
Cinedigm Corp. — Class A*	14,304	8,082
US Auto Parts Network, Inc.*	3,326	7,151
Marin Software, Inc.*	1,877	6,701
MaxPoint Interactive, Inc.*	1,230	5,732
Alteva, Inc.*	1,400	5,320
Rocket Fuel, Inc.*,1	854	5,235
ParkerVision, Inc.*,1	20,165	4,436
Dex Media, Inc.*	4,658	1,211
Total Communications		1,407,692

Technology - 6.5%
Integrated Silicon Solution, Inc.	4,754	104,444
Dot Hill Systems Corp.*	10,160	98,247
Glu Mobile, Inc.*,1	18,877	86,645
inContact, Inc.*	7,001	52,858
Axcelis Technologies, Inc.*	15,417	50,259
Immersion Corp.*	4,293	49,756
Digimarc Corp.*,1	1,251	47,701
Mattson Technology, Inc.*	13,341	37,487
Cascade Microtech, Inc.*	2,135	32,922
Ultra Clean Holdings, Inc.*	4,619	31,363
EMCORE Corp.*	3,865	26,939
SunEdison Semiconductor Ltd.*	2,077	24,924
Ikanos Communications, Inc.*,1	8,899	24,294
Guidance Software, Inc.*	3,289	23,352
TubeMogul, Inc.*	2,098	23,204
USA Technologies, Inc.*,1	7,290	22,818
Planar Systems, Inc.*	4,071	22,391
Radisys Corp.*	7,625	20,893
Mitek Systems, Inc.*,1	6,115	20,180
Computer Task Group, Inc.	2,981	20,003
QAD, Inc. — Class B	978	19,863
Pixelworks, Inc.*,1	4,205	19,637
Mattersight Corp.*	2,985	19,403
Key Tronic Corp.*	1,841	19,146
Datalink Corp.*	3,262	18,920
Workiva, Inc.*	1,287	18,443
MoSys, Inc.*	12,111	18,046
WidePoint Corp.*	15,594	17,777
BSQUARE Corp.*	2,846	17,275
GSI Technology, Inc.*	3,673	17,116
Imation Corp.*	5,524	17,069
NCI, Inc. — Class A	1,147	16,368
Model N, Inc.*	1,500	15,450
Wayside Technology Group, Inc.	879	15,198
AXT, Inc.*	6,893	15,096
Exa Corp.*	1,345	14,782
FalconStor Software, Inc.*	8,517	14,649
Simulations Plus, Inc.	2,101	14,182
TransAct Technologies, Inc.	1,855	13,931
Astro-Med, Inc.	943	13,145
QuickLogic Corp.*	9,606	12,968
Everyday Health, Inc.*,1	1,304	12,727
Amtech Systems, Inc.*,1	2,225	12,149
Richardson Electronics Ltd.	1,915	11,911
Innodata, Inc.*	4,955	11,842
Concurrent Computer Corp.	2,143	11,529
Silver Spring Networks, Inc.*	952	11,043
Five9, Inc.*,1	2,802	11,012
eMagin Corp.*	4,233	10,329
Datawatch Corp.*,1	1,972	10,254
Icad, Inc.*	2,554	10,139
Evolving Systems, Inc.	1,667	9,969
Hutchinson Technology, Inc.*,1	6,383	9,575
Streamline Health Solutions, Inc.*	3,582	9,492
PAR Technology Corp.*	2,088	9,396
NetSol Technologies, Inc.*	1,988	9,344
ExOne Co.*,1	1,105	8,144
Amber Road, Inc.*,1	1,628	8,124
StarTek, Inc.*	2,194	7,986
Smith Micro Software, Inc.*	9,307	7,353
ANADIGICS, Inc.*	20,871	6,762
Qumu Corp.*	1,410	6,514
Violin Memory, Inc.*,1	3,300	5,841
Echelon Corp.*	9,191	5,147
Wave Systems Corp. — Class A*	12,170	1,679
Total Technology		1,387,405

Energy - 2.5%
Callon Petroleum Co.*	9,971	91,435
Panhandle Oil and Gas, Inc. — Class A	2,814	49,414
Natural Gas Services Group, Inc.*	2,180	47,284
Trecora Resources*	3,588	46,357
Pacific Ethanol, Inc.*	4,807	34,033
Evolution Petroleum Corp.	5,077	29,802
Isramco, Inc.*	192	25,152
Gastar Exploration, Inc.*,1	14,855	24,511
Enphase Energy, Inc.*,1	4,910	22,586

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS continued	August 31, 2015
WMCR   Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† - 99.9% (continued)
Energy - 2.5% (continued)
Adams Resources & Energy, Inc.	445	$20,296
Dawson Geophysical Co.*	3,825	17,709
Renewable Energy Group, Inc.*	2,083	17,539
Nuverra Environmental Solutions, Inc.*,1	3,929	11,787
Zion Oil & Gas, Inc.*	7,809	11,635
PostRock Energy Corp.*,1	8,486	10,523
FX Energy, Inc.*	10,776	10,446
Quantum Fuel Systems Technologies Worldwide, Inc.*	6,263	10,397
Warren Resources, Inc.*	16,463	9,878
Resolute Energy Corp.*	17,729	8,865
Mitcham Industries, Inc.*	1,865	8,038
Vertex Energy, Inc.*,1	2,864	7,332
Vantage Drilling Co.*	41,143	5,694
Swift Energy Co.*,1	6,399	3,852
Emerald Oil, Inc.*,1	897	3,238
Hercules Offshore, Inc.*,1	33,235	2,310
Miller Energy Resources, Inc.*,1	10,293	1,328
Total Energy		531,441

Basic Materials - 1.2%
Landec Corp.*	3,980	52,934
Orchids Paper Products Co.	1,442	36,093
KMG Chemicals, Inc.	1,178	23,796
Oil-Dri Corporation of America	874	20,408
Uranium Energy Corp.*,1	15,278	18,945
Ryerson Holding Corp.*,1	2,368	18,044
Universal Stainless & Alloy Products, Inc.*,1	1,318	17,121
Codexis, Inc.*	4,135	15,423
Northern Technologies International Corp.*	783	12,223
Friedman Industries, Inc.	1,930	11,619
US Antimony Corp.*	13,454	7,400
Rare Element Resources Ltd.*	14,398	5,327
Golden Minerals Co.*	14,169	4,817
Verso Corp.*	5,627	1,350
Energy Fuels, Inc.*	1	3
Total Basic Materials		245,503

Utilities - 0.8%
York Water Co.	2,041	43,330
Artesian Resources Corp. — Class A	1,361	29,928
Delta Natural Gas Company, Inc.	1,187	24,228
RGC Resources, Inc.	867	18,242
Gas Natural, Inc.	1,952	17,392
US Geothermal, Inc.*	22,982	13,881
Synthesis Energy Systems, Inc.*	13,125	12,898
Spark Energy, Inc. — Class A	578	8,959
Total Utilities		168,858

Diversified - 0.1%
Resource America, Inc. — Class A	3,325	25,237
Total Common Stocks
(Cost $23,611,539)		21,268,595

RIGHTS††† - 0.0%**
Chelsea Therapeutics International
Expires 12/31/172	16,603	1,328
Ambit Biosciences Corp.
Expires 12/31/162	1,155	693
Total Rights
(Cost $1,328)		2,021

SECURITIES LENDING COLLATERAL†,3 - 17.3%
BNY Mellon Separately Managed Cash Collateral
Account, 0.1279%	3,688,309	3,688,309
Total Securities Lending Collateral
(Cost $3,688,309)		3,688,309
Total Investments - 117.2%
(Cost $27,301,176)		$24,958,925
Other Assets & Liabilities, net - (17.2)%		(3,666,788)
Total Net Assets - 100.0%		$21,292,137

*	Non-income producing security.
**	Less than 0.1%.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	All or a portion of this security is on loan at August 31, 2015 — See Note 2.
2	Security was fair valued by the Valuation Committee at August 31, 2015. The total market value of fair valued securities amounts to $2,021 (cost $29,667) or less than 0.1% of total net assets.
3	Securities lending collateral — See Note 2.

REIT	Real Estate Investment Trust

Country Diversification
% of Long-Term
Country	Investments
United States	99.6%
Canada	0.3%
Cayman Islands	0.1%
Israel	0.0%*
Total Long-Term Investments	100.0%
* Less than 0.1%.

See notes to financial statements.
62 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	August 31, 2015
WREI   Wilshire US REIT ETF

	Shares	Value
COMMON STOCKS† - 99.0%
Financial - 99.0%
Simon Property Group, Inc.	8,001	$1,434,739
Public Storage	3,694	743,491
Equity Residential	9,258	659,633
Health Care REIT, Inc.	8,800	557,479
AvalonBay Communities, Inc.	3,361	554,767
Prologis, Inc.	13,033	495,254
Ventas, Inc.	8,418	463,158
Boston Properties, Inc.	3,898	441,954
HCP, Inc.	11,726	434,566
Vornado Realty Trust	4,782	416,943
Essex Property Trust, Inc.	1,657	355,625
Host Hotels & Resorts, Inc.	19,278	341,798
Macerich Co.	4,025	306,625
SL Green Realty Corp.	2,509	259,706
General Growth Properties, Inc.	9,915	251,643
Kimco Realty Corp.	10,500	242,024
Extra Space Storage, Inc.	3,270	240,280
Federal Realty Investment Trust	1,747	225,503
UDR, Inc.	6,585	212,696
Digital Realty Trust, Inc.	3,280	207,690
Camden Property Trust	2,207	158,970
Duke Realty Corp.	8,774	158,458
Mid-America Apartment Communities, Inc.	1,916	150,578
Alexandria Real Estate Equities, Inc.	1,704	146,527
Apartment Investment & Management Co. — Class A	3,977	143,291
Kilroy Realty Corp.	2,198	142,562
Regency Centers Corp.	2,396	142,107
DDR Corp.	8,173	124,965
Equity LifeStyle Properties, Inc.	2,144	119,550
Liberty Property Trust	3,789	116,474
Taubman Centers, Inc.	1,611	111,143
Home Properties, Inc.	1,471	109,163
CubeSmart	4,218	106,673
Douglas Emmett, Inc.	3,698	102,176
Weingarten Realty Investors	3,118	98,654
American Campus Communities, Inc.	2,855	97,784
BioMed Realty Trust, Inc.	5,184	95,904
Strategic Hotels & Resorts, Inc.*	6,993	94,335
Senior Housing Properties Trust	5,980	93,886
Hospitality Properties Trust	3,625	93,235
RLJ Lodging Trust	3,357	92,452
LaSalle Hotel Properties	2,873	90,385
Highwoods Properties, Inc.	2,364	89,690
Sun Communities, Inc.	1,306	85,164
Equity Commonwealth*	3,301	84,803
Sovran Self Storage, Inc.	900	80,757
Paramount Group, Inc.	4,905	80,638
Sunstone Hotel Investors, Inc.	5,306	73,382
Post Properties, Inc.	1,319	73,020
Tanger Factory Outlet Centers, Inc.	2,285	72,297
DCT Industrial Trust, Inc.	2,245	72,087
Pebblebrook Hotel Trust	1,825	69,460
Columbia Property Trust, Inc.	3,183	68,053
American Homes 4 Rent — Class A	4,239	67,739
Care Capital Properties, Inc.*	2,105	66,902
Piedmont Office Realty Trust, Inc. — Class A	3,928	66,619
Ryman Hospitality Properties, Inc.	1,299	66,548
CBL & Associates Properties, Inc.	4,333	64,475
Hudson Pacific Properties, Inc.	2,253	63,963
DiamondRock Hospitality Co.	5,102	60,000
Healthcare Trust of America, Inc. — Class A	2,485	59,665
Healthcare Realty Trust, Inc.	2,530	57,937
WP GLIMCHER, Inc.	4,711	57,050
Brandywine Realty Trust	4,573	55,425
Brixmor Property Group, Inc.	2,421	55,247
First Industrial Realty Trust, Inc.	2,817	54,622
Urban Edge Properties	2,525	52,798
National Health Investors, Inc.	956	52,676
Acadia Realty Trust	1,734	51,240
Cousins Properties, Inc.	5,508	50,508
Kite Realty Group Trust	2,125	49,959
CyrusOne, Inc.	1,561	49,421
Corporate Office Properties Trust	2,166	45,551
DuPont Fabros Technology, Inc.	1,682	44,960
Parkway Properties, Inc.	2,828	44,796
EastGroup Properties, Inc.	820	44,280
New York REIT, Inc.	4,488	42,995
Washington Real Estate Investment Trust	1,733	42,632
Equity One, Inc.	1,812	42,600
Mack-Cali Realty Corp.	2,267	42,461
Monogram Residential Trust, Inc.1	4,297	39,790
Chesapeake Lodging Trust	1,373	39,693
American Assets Trust, Inc.	964	37,133
Retail Opportunity Investments Corp.	2,327	37,069
PS Business Parks, Inc.	500	36,480
Sabra Health Care REIT, Inc.	1,508	36,147

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS continued	August 31, 2015
WREI   Wilshire US REIT ETF continued

	Shares	Value
COMMON STOCKS† - 99.0% (continued)
Financial - 99.0% (continued)
Education Realty Trust, Inc.	1,223	$35,773
Pennsylvania Real Estate Investment Trust	1,756	34,839
CoreSite Realty Corp.	675	32,866
Empire State Realty Trust, Inc. — Class A	1,990	32,258
Hersha Hospitality Trust	1,265	30,917
Ramco-Gershenson Properties Trust	1,984	30,752
Government Properties Income Trust1	1,790	28,354
FelCor Lodging Trust, Inc.	3,334	26,905
Summit Hotel Properties, Inc.	2,188	26,541
Franklin Street Properties Corp.	2,422	25,213
Chatham Lodging Trust	974	22,353
Terreno Realty Corp.	1,091	22,191
Alexander's, Inc.	61	22,143
Inland Real Estate Corp.	2,555	21,487
Retail Properties of America, Inc. — Class A	1,505	20,543
Investors Real Estate Trust1	2,916	19,508
Ashford Hospitality Trust, Inc.	2,395	18,537
Urstadt Biddle Properties, Inc. — Class A	914	16,388
First Potomac Realty Trust	1,496	15,723
Saul Centers, Inc.	303	14,950
Rouse Properties, Inc.1	955	14,841
QTS Realty Trust, Inc. — Class A	363	14,589
Universal Health Realty Income Trust	311	14,306
Silver Bay Realty Trust Corp.	870	13,624
Cedar Realty Trust, Inc.	2,161	13,528
Monmouth Real Estate Investment Corp.	1,405	13,376
Ashford Hospitality Prime, Inc.	745	10,303
Campus Crest Communities, Inc.	1,658	8,572
American Residential Properties, Inc.1	352	5,966
Total Financial		14,570,924
Total Common Stocks
(Cost $14,044,601)		14,570,924

SECURITIES LENDING COLLATERAL†,2 - 0.6%
BNY Mellon Separately Managed Cash Collateral
Account, 0.1368%	92,079	92,079
Total Securities Lending Collateral
(Cost $92,079)		92,079
Total Investments - 99.6%
(Cost $14,136,680)		$14,663,003
Other Assets & Liabilities, net - 0.4%		59,043
Total Net Assets - 100.0%		$14,722,046

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1	All or a portion of this security is on loan at August 31, 2015 — See Note 2.
2	Securities lending collateral — See Note 2.

REIT	Real Estate Investment Trust

Country Diversification
% of Long-Term
Country	Investments
United States	100.0%

See notes to financial statements.
64 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	August 31, 2015

		Guggenheim	Guggenheim		Guggenheim
	Guggenheim	Defensive	Insider		Mid-Cap
	BRIC ETF	Equity ETF	Sentiment ETF		Core ETF
	(EEB )	(DEF )	(NFO	)	(CZA	)
ASSETS:
Investments, at value — including securities on loan	$91,444,049	$212,742,917	$128,964,933		$153,363,133
Foreign currency, at value	1,028	—	—		—
Cash	642,352	117,727	680,468		750,680
Prepaid expenses	172	—	5		—
Receivables:
Dividends	81,058	638,834	160,957		179,465
Securities lending income	4,908	17,082	22,923		9,122
Investments sold	—	40,756	—		—
Tax reclaims	—	10,265	—		4,727
Total assets	92,173,567	213,567,581	129,829,286		154,307,127
LIABILITIES:
Payable for:
Upon return of securities loaned	5,874,789	15,727,781	6,146,063		4,566,437
Management fees	51,037	57,084	47,475		49,683
Trustees' fees and expenses*	4,812	860	1,164		—
Administration fees	1,983	4,820	2,949		3,599
Other fees	63,522	114,855	85,093		90,027
Total liabilities	5,996,143	15,905,400	6,282,744		4,709,746
NET ASSETS	$86,177,424	$197,662,181	$123,546,542		$149,597,381
NET ASSETS CONSIST OF:
Paid-in capital	$417,538,387	$225,108,575	$180,230,707		$167,244,879
Undistributed net investment income	1,474,698	5,958,459	1,010,602		1,666,007
Accumulated net realized loss on investments	(277,855,556)	(25,930,642)	(58,143,155)		(19,845,183)
Net unrealized appreciation (depreciation) on investments	(54,980,105)	(7,474,211)	448,388		531,678
NET ASSETS	$86,177,424	$197,662,181	$123,546,542		$149,597,381
Shares outstanding ($0.01 par value with unlimited amount authorized)	3,450,800	5,550,000	2,600,800		3,050,000
Net asset value	$24.97	$35.61	$47.50		$49.05
Investments in securities, at cost	146,424,154	220,217,128	128,516,545		152,831,455
Foreign currency, at cost	1,027	—	—		—
Securities on loan, at value	5,699,111	15,679,977	5,935,033		4,466,571
* Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 65

STATEMENT OF ASSETS AND LIABILITIES continued	August 31, 2015

	Guggenheim	Guggenheim
	Multi-Asset	Raymond James		Guggenheim	Wilshire
	Income ETF	SB-1 Equity ETF		Spin-Off ETF	Micro-Cap ETF
	(CVY )	(RYJ	)	(CSD )	(WMCR )
ASSETS:
Investments, at value — including securities on loan	$681,759,617	$246,613,357		$457,542,692	$24,958,925
Cash	4,467,653	361,541		333,905	2,235
Prepaid expenses	775	—		—	—
Receivables:
Dividends	2,589,236	225,054		784,226	17,352
Tax reclaims	139,910	5,757		—	—
Securities lending income	77,359	11,221		58,470	11,058
Investments sold	—	11,429,312		—	48
Total assets	689,034,550	258,646,242		458,719,293	24,989,618
LIABILITIES:
Payable for:
Upon return of securities loaned	41,080,252	6,750,992		45,189,367	3,688,309
Management fees	288,178	163,759		219,607	9,172
Administration fees	12,191	—		9,051	—
Trustees' fees and expenses*	556	—		2,103	—
Investments purchased	—	11,236,296		—	—
Other fees	332,670	—		206,978	—
Total liabilities	41,713,847	18,151,047		45,627,106	3,697,481
NET ASSETS	$647,320,703	$240,495,195		$413,092,187	$21,292,137
NET ASSETS CONSIST OF:
Paid-in capital	$1,042,678,439	$303,500,644		$518,419,549	$34,748,019
Undistributed net investment income	13,449,788	1,856,824		7,420,752	199,820
Accumulated net realized loss on investments	(318,033,200)	(71,912,085)		(70,619,897)	(11,313,451)
Net unrealized appreciation (depreciation) on investments	(90,774,324)	7,049,812		(42,128,217)	(2,342,251)
NET ASSETS	$647,320,703	$240,495,195		$413,092,187	$21,292,137
Shares outstanding ($0.01 par value with unlimited amount authorized)	32,500,800	7,022,822		10,100,000	800,800
Net asset value	$19.92	$34.24		$40.90	$26.59
Investments in securities, at cost	772,533,941	239,563,545		499,670,909	27,301,176
Securities on loan, at value	40,128,538	6,515,827		43,977,948	3,530,057
* Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
66 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES continued	August 31, 2015

	Wilshire
	US REIT ETF
	(WREI	)
ASSETS:
Investments, at value — including securities on loan	$14,663,003
Cash	146,723
Receivables:
Dividends	8,539
Securities lending income	82
Total assets	14,818,347
LIABILITIES:
Payable for:
Upon return of securities loaned	92,079
Management fees	4,222
Total liabilities	96,301
NET ASSETS	$14,722,046
NET ASSETS CONSIST OF:
Paid-in capital	$14,078,641
Accumulated net realized gain on investments	117,082
Net unrealized appreciation on investments	526,323
NET ASSETS	$14,722,046
Shares outstanding ($0.01 par value with unlimited amount authorized)	350,000
Net asset value	$42.06
Investments in securities, at cost	14,136,680
Securities on loan, at value	89,755

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 67

STATEMENT OF OPERATIONS	August 31, 2015
For the year ended August 31, 2015

		Guggenheim	Guggenheim	Guggenheim
	Guggenheim	Defensive	Insider	Mid-Cap
	BRIC ETF	Equity ETF	Sentiment ETF	Core ETF
	(EEB )	(DEF )	(NFO )	(CZA )
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,931,704	$8,622,934	$2,983,000	$2,959,695
Less return of capital distributions received	—	(937,102)	(355,551)	(632,904)
Income from securities lending	90,156	357,020	165,371	92,749
Total investment income	3,021,860	8,042,852	2,792,820	2,419,540
EXPENSES:
Management fees	616,556	1,081,868	787,055	730,352
Custodian fees	83,543	45,310	37,009	33,212
Licensing fees	49,325	299,560	211,117	194,105
Administration fees	33,911	58,271	43,288	40,169
Professional fees	29,580	32,398	34,863	37,602
Printing fees	26,044	26,549	16,909	16,292
Trustees' fees and expenses**	7,103	8,529	7,561	7,202
Registration and filings	5,000	5,000	5,000	5,000
Insurance	2,425	2,304	2,652	1,979
Other fees	6,556	3,680	4,045	5,033
Total expenses	860,043	1,563,469	1,149,499	1,070,946
Less:
Expenses waived by advisor	(70,685)	(156,985)	(127,480)	(121,448)
Net expenses	789,358	1,406,484	1,022,019	949,498
Net investment income	2,232,502	6,636,368	1,770,801	1,470,042
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(14,695,971)	(7,929,767)	(8,959,214)	(9,701,026)
In-kind transactions	(8,700,224)	12,773,233	21,510,265	16,029,067
Foreign currency transactions	(3,626)	—	—	—
Net realized gain (loss)	(23,399,821)	4,843,466	12,551,051	6,328,041
Net change in unrealized appreciation (depreciation) on:
Investments	(29,054,894)	(25,451,592)	(17,151,516)	(10,160,355)
Foreign currency translations	1	—	—	—
Net change in unrealized depreciation	(29,054,893)	(25,451,592)	(17,151,516)	(10,160,355)
Net realized and unrealized loss	(52,454,714)	(20,608,126)	(4,600,465)	(3,832,314)
Net decrease in net assets resulting from operations	$(50,222,212)	$(13,971,758)	$(2,829,664)	$(2,362,272)
* Foreign taxes withheld	$41,692	$299,920	$1,881	$14,851

** Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
68 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

STATEMENT OF OPERATIONS continued	August 31, 2015
For the year ended August 31, 2015

	Guggenheim	Guggenheim
	Multi-Asset	Raymond James	Guggenheim	Wilshire
	Income ETF	SB-1 Equity ETF	Spin-Off ETF	Micro-Cap ETF
	(CVY )	(RYJ )	(CSD )	(WMCR )
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$63,454,390	$3,882,497	$11,349,929	$293,083
Less return of capital distributions received	(6,266,809)	(662,240)	(865,079)	—
Income from securities lending	4,518,780	313,692	1,378,484	132,682
Total investment income	61,706,361	3,533,949	11,863,334	425,765
EXPENSES:
Management fees	4,874,677	1,974,562	2,674,640	97,985
Licensing fees	1,437,403	—	777,392	—
Custodian fees	189,684	—	91,696	—
Administration fees	182,335	—	120,058	—
Printing fees	109,654	—	49,365	—
Professional fees	54,445	—	38,781	—
Trustees' fees and expenses**	23,545	—	14,570	—
Insurance	13,340	—	7,350	—
Registration and filings	7,500	—	5,000	—
Other fees	8,905	89	6,587	17
Total expenses	6,901,488	1,974,651	3,785,439	98,002
Less:
Expenses waived by advisor	(564,044)	—	(308,240)	—
Net expenses	6,337,444	1,974,651	3,477,199	98,002
Net investment income	55,368,917	1,559,298	8,386,135	327,763
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(137,656,973)	(12,874,390)	(44,005,845)	(2,092,574)
In-kind transactions	15,108,961	20,703,967	48,288,598	3,642,754
Net realized gain (loss)	(122,548,012)	7,829,577	4,282,753	1,550,180
Net change in unrealized depreciation on:
Investments	(155,914,680)	(17,138,996)	(69,285,689)	(2,232,444)
Net realized and unrealized loss	(278,462,692)	(9,309,419)	(65,002,936)	(682,264)
Net decrease in net assets resulting from operations	$(223,093,775)	$(7,750,121)	$(56,616,801)	$(354,501)
* Foreign taxes withheld	$678,530	$4,994	$84,107	$4

** Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 69

STATEMENT OF OPERATIONS continued	August 31, 2015
For the year ended August 31, 2015

Wilshire
US REIT ETF
(WREI )
INVESTMENT INCOME:
Dividends	$694,713
Income from securities lending	1,371
Total investment income	696,084
EXPENSES:
Management fees	60,867
Other fees	5
Total expenses	60,872
Net investment income	635,212
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(21,547)
In-kind transactions	1,347,723
Net realized gain	1,326,176
Net change in unrealized depreciation on:
Investments	(1,750,176)
Net realized and unrealized loss	(424,000)
Net increase in net assets resulting from operations	$211,212

See notes to financial statements.
70 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	August 31, 2015

	Guggenheim		Guggenheim
	BRIC ETF (EEB)		Defensive Equity ETF (DEF)
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2015	August 31, 2014	August 31, 2015	August 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,232,502	$4,302,553	$6,636,368	$4,901,855
Net realized gain (loss) on investments	(23,399,821)	(71,859,034)	4,843,466	9,237,219
Net change in unrealized appreciation (depreciation) on investments	(29,054,893)	103,636,111	(25,451,592)	15,153,573
Net increase (decrease) in net assets resulting from operations	(50,222,212)	36,079,630	(13,971,758)	29,292,647
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(4,184,476)	(5,388,190)	(5,200,200)	(3,029,950)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	1,878,252	15,988,893	96,401,269	138,008,303
Cost of shares redeemed	(41,721,437)	(79,026,753)	(80,173,839)	(88,494,652)
Net increase (decrease) in net assets resulting from share transactions	(39,843,185)	(63,037,860)	16,227,430	49,513,651
Net increase (decrease) in net assets	(94,249,873)	(32,346,420)	(2,944,528)	75,776,348
NET ASSETS:
Beginning of year	180,427,297	212,773,717	200,606,709	124,830,361
End of year	$86,177,424	$180,427,297	$197,662,181	$200,606,709
Undistributed net investment income at end of year	$1,474,698	$3,422,367	$5,958,459	$3,509,130
CHANGES IN SHARES OUTSTANDING:
Shares sold	50,000	450,000	2,500,000	3,800,000
Shares redeemed	(1,350,000)	(2,350,000)	(2,100,000)	(2,500,000)
Net increase (decrease) in shares	(1,300,000)	(1,900,000)	400,000	1,300,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 71

STATEMENTS OF CHANGES IN NET ASSETS continued	August 31, 2015

	Guggenheim		Guggenheim
	Insider Sentiment ETF (NFO)		Mid-Cap Core ETF (CZA)
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2015	August 31, 2014	August 31, 2015	August 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,770,801	$2,279,484	$1,470,042	$1,032,451
Net realized gain on investments	12,551,051	23,629,583	6,328,041	17,533,920
Net change in unrealized appreciation (depreciation) on investments	(17,151,516)	5,929,782	(10,160,355)	6,070,787
Net increase (decrease) in net assets resulting from operations	(2,829,664)	31,838,849	(2,362,272)	24,637,158
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,927,667)	(1,827,348)	(1,012,000)	(1,142,500)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	61,606,473	185,105,558	141,023,616	172,060,722
Cost of shares redeemed	(118,037,773)	(162,081,541)	(120,479,970)	(152,104,028)
Net increase (decrease) in net assets resulting from share transactions	(56,431,300)	23,024,017	20,543,646	19,956,694
Net increase (decrease) in net assets	(61,188,631)	53,035,518	17,169,374	43,451,352
NET ASSETS:
Beginning of year	184,735,173	131,699,655	132,428,007	88,976,655
End of year	$123,546,542	$184,735,173	$149,597,381	$132,428,007
Undistributed net investment income at end of year	$1,010,602	$1,485,612	$1,666,007	$725,717
CHANGES IN SHARES OUTSTANDING:
Shares sold	1,250,000	4,050,000	2,800,000	3,800,000
Shares redeemed	(2,400,000)	(3,500,000)	(2,400,000)	(3,350,000)
Net increase (decrease) in shares	(1,150,000)	550,000	400,000	450,000

See notes to financial statements.
72 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS continued	August 31, 2015

	Guggenheim		Guggenheim Raymond James
	Multi-Asset Income ETF (CVY)		SB-1 Equity ETF (RYJ)
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2015	August 31, 2014	August 31, 2015	August 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$55,368,917	$68,493,753	$1,559,298	$900,586
Net realized gain (loss) on investments	(122,548,012)	51,427,086	7,829,577	33,937,769
Net change in unrealized appreciation (depreciation) on investments	(155,914,680)	73,527,654	(17,138,996)	7,069,308
Net increase (decrease) in net assets resulting from operations	(223,093,775)	193,448,493	(7,750,121)	41,907,663
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(58,252,543)	(60,227,886)	(689,127)	(799,229)
Return of capital	(1,275,274)	—	—	—
Total distributions to shareholders	(59,527,817)	(60,227,886)	(689,127)	(799,229)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	58,659,306	1,131,466,475	76,508,076	234,850,361
Cost of shares redeemed	(613,999,259)	(904,599,644)	(94,627,929)	(157,770,277)
Net increase (decrease) in net assets resulting from share transactions	(555,339,953)	226,866,831	(18,119,853)	77,080,084
Net increase (decrease) in net assets	(837,961,545)	360,087,438	(26,559,101)	118,188,518
NET ASSETS:
Beginning of year	1,485,282,248	1,125,194,810	267,054,296	148,865,778
End of year	$647,320,703	$1,485,282,248	$240,495,195	$267,054,296
Undistributed net investment income at end of year	$13,449,788	$8,372,292	$1,856,824	$925,650
CHANGES IN SHARES OUTSTANDING:
Shares sold	2,450,000	45,500,000	2,150,000	7,200,000
Shares redeemed	(26,950,000)	(36,700,000)	(2,700,000)	(4,750,000)
Net increase (decrease) in shares	(24,500,000)	8,800,000	(550,000)	2,450,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 73

STATEMENTS OF CHANGES IN NET ASSETS continued	August 31, 2015

	Guggenheim		Wilshire
	Spin-Off ETF (CSD)		Micro-Cap ETF (WMCR)
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2015	August 31, 2014	August 31, 2015	August 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,386,135	$6,381,677	$327,763	$852,767
Net realized gain on investments	4,282,753	63,084,317	1,550,180	8,472,360
Net change in unrealized appreciation (depreciation) on investments	(69,285,689)	9,061,568	(2,232,444)	(3,517,754)
Net increase (decrease) in net assets resulting from operations	(56,616,801)	78,527,562	(354,501)	5,807,373
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(8,500,800)	(1,321,750)	(584,578)	(556,162)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	125,736,244	744,993,595	8,407,391	16,954,737
Cost of shares redeemed	(263,219,307)	(481,751,976)	(27,292,755)	(18,516,596)
Net increase (decrease) in net assets resulting from share transactions	(137,483,063)	263,241,619	(18,885,364)	(1,561,859)
Net increase (decrease) in net assets	(202,600,664)	340,447,431	(19,824,443)	3,689,352
NET ASSETS:
Beginning of year	615,692,851	275,245,420	41,116,580	37,427,228
End of year	$413,092,187	$615,692,851	$21,292,137	$41,116,580
Undistributed net investment income at end of year	$7,420,752	$7,541,417	$199,820	$463,101
CHANGES IN SHARES OUTSTANDING:
Shares sold	2,700,000	16,850,000	300,000	600,000
Shares redeemed	(5,850,000)	(10,850,000)	(1,000,000)	(700,000)
Net increase (decrease) in shares	(3,150,000)	6,000,000	(700,000)	(100,000)

See notes to financial statements.
74 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS continued	August 31, 2015

	Wilshire
	US REIT ETF (WREI)
	Year Ended	Year Ended
	August 31, 2015	August 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$635,212	$558,753
Net realized gain on investments	1,326,176	412,501
Net change in unrealized appreciation (depreciation) on investments	(1,750,176)	2,257,783
Net increase in net assets resulting from operations	211,212	3,229,037
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(503,295)	(483,200)
Capital gains	(59,600)	(5,600)
Total distributions to shareholders	(562,895)	(488,800)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	2,472,248	5,814,146
Cost of shares redeemed	(6,609,318)	(3,556,679)
Net increase (decrease) in net assets resulting from share transactions	(4,137,070)	2,257,467
Net increase (decrease) in net assets	(4,488,753)	4,997,704
NET ASSETS:
Beginning of year	19,210,799	14,213,095
End of year	$14,722,046	$19,210,799
Undistributed net investment income at end of year	$—	$439
CHANGES IN SHARES OUTSTANDING:
Shares sold	50,000	150,000
Shares redeemed	(150,000)	(100,000)
Net increase (decrease) in shares	(100,000)	50,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 75

FINANCIAL HIGHLIGHTS	August 31, 2015
EEB   Guggenheim BRIC ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012	August 31, 2011
Per Share Data:
Net asset value, beginning of period	$37.98	$31.99	$33.86	$41.24	$40.04
Income from investment operations:
Net investment income(a)	0.56	0.75	0.76	0.97	0.97
Net gain (loss) on investments (realized and unrealized)	(12.54)	6.10	(1.68)	(6.97)	1.09
Total from investment operations	(11.98)	6.85	(0.92)	(6.00)	2.06
Less distributions from:
Net investment income	(1.03)	(0.86)	(0.95)	(1.38)	(0.86)
Total distributions to shareholders	(1.03)	(0.86)	(0.95)	(1.38)	(0.86)
Net asset value, end of period	$24.97	$37.98	$31.99	$33.86	$41.24
Market value, end of period	$24.95	$37.84	$31.92	$33.79	$41.17
Total Return(b)
Net asset value	-31.90%	21.68%	-3.03%	-14.66%	4.92%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$86,177	$180,427	$212,774	$333,568	$546,437
Ratio to average net assets of:
Net investment income	1.81%	2.17%	2.21%	2.61%	2.15%
Total expenses	0.70%	0.66%	0.64%	0.66%	0.65%
Net expenses	0.64%	0.64%	0.64%	0.64%	0.64%
Portfolio turnover rate(c)	24%	68%	12%	10%	15%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
76 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2015
DEF   Guggenheim Defensive Equity ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012	August 31, 2011
Per Share Data:
Net asset value, beginning of period	$38.95	$32.42	$29.23	$25.68	$22.03
Income from investment operations:
Net investment income(a)	1.17	1.23	0.85	0.74	0.62
Net gain (loss) on investments (realized and unrealized)	(3.55)	6.09	3.09	3.19	3.42
Total from investment operations	(2.38)	7.32	3.94	3.93	4.04
Less distributions from:
Net investment income	(0.96)	(0.79)	(0.75)	(0.38)	(0.39)
Total distributions to shareholders	(0.96)	(0.79)	(0.75)	(0.38)	(0.39)
Net asset value, end of period	$35.61	$38.95	$32.42	$29.23	$25.68
Market value, end of period	$35.66	$38.97	$32.41	$29.27	$25.70
Total Return(b)
Net asset value	-6.24%	22.90%	13.81%	15.39%	18.42%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$197,662	$200,607	$124,830	$71,609	$26,962
Ratio to average net assets of:
Net investment income	3.07%	3.47%	2.69%	2.68%	2.46%
Total expenses	0.72%	0.74%	0.78%	0.85%	1.24%
Net expenses	0.65%	0.66%	0.65%	0.65%	0.65%
Portfolio turnover rate(c)	96%	87%	56%	27%	32%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 77

FINANCIAL HIGHLIGHTS continued	August 31, 2015
NFO   Guggenheim Insider Sentiment ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012	August 31, 2011
Per Share Data:
Net asset value, beginning of period	$49.25	$41.15	$34.05	$31.66	$25.56
Income from investment operations:
Net investment income(a)	0.55	0.56	0.64	0.50	0.28
Net gain (loss) on investments (realized and unrealized)	(1.72)	7.98	7.06	2.43	6.02
Total from investment operations	(1.17)	8.54	7.70	2.93	6.30
Less distributions from:
Net investment income	(0.58)	(0.44)	(0.60)	(0.54)	(0.20)
Total distributions to shareholders	(0.58)	(0.44)	(0.60)	(0.54)	(0.20)
Net asset value, end of period	$47.50	$49.25	$41.15	$34.05	$31.66
Market value, end of period	$47.52	$49.22	$41.09	$34.07	$31.64
Total Return(b)
Net asset value	-2.40%	20.80%	22.94%	9.45%	24.63%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$123,547	$184,735	$131,700	$76,645	$194,764
Ratio to average net assets of:
Net investment income	1.13%	1.21%	1.67%	1.55%	0.95%
Total expenses	0.73%	0.74%	0.77%	0.78%	0.80%
Net expenses	0.65%	0.66%	0.65%	0.65%	0.65%
Portfolio turnover rate(c)	112%	106%	45%	89%	53%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
78 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2015
CZA   Guggenheim Mid-Cap Core ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31, 2015	August 31, 2014	August 31, 2013		August 31, 2012	August 31, 2011
Per Share Data:
Net asset value, beginning of period	$49.97	$40.44	$32.67		$28.59	$24.02
Income from investment operations:
Net investment income(a)	0.50	0.41	0.72		0.33	0.29
Net gain (loss) on investments (realized and unrealized)	(1.05)	9.58	7.47		3.82	4.48
Total from investment operations	(0.55)	9.99	8.19		4.15	4.77
Less distributions from:
Net investment income	(0.37)	(0.46)	(0.42)		(0.07)	(0.20	)(e)
Total distributions to shareholders	(0.37)	(0.46)	(0.42)		(0.07)	(0.20)
Net asset value, end of period	$49.05	$49.97	$40.44		$32.67	$28.59
Market value, end of period	$49.09	$50.04	$40.48		$32.73	$28.57
Total Return(b)
Net asset value	-1.11%	24.81%	25.30%		14.54%	19.83%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$149,597	$132,428	$88,977		$40,833	$18,580
Ratio to average net assets of:
Net investment income	1.01%	0.89%	1.93%		1.08%	0.97%
Total expenses	0.73%	0.73%	0.83	%(d)	1.01%	1.60	%(d)
Net expenses	0.65%	0.66%	0.65	%(d)	0.65%	0.65	%(d)
Portfolio turnover rate(c)	164%	175%	53%		63%	45%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(d)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratio, the expense ratio would increase by 0.03% for the year ended August 31, 2013, and 0.03% for the year ended August 31, 2011.

(e)
Subsequent to August 31, 2011, a reclassification was required that resulted in a recharacterization of the distributions for the August 31, 2011 financial reporting period. This resulted in less than a $0.01 reclassification between distributions paid to shareholders from net investment income and distributions paid to shareholders from return of capital.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 79

FINANCIAL HIGHLIGHTS continued	August 31, 2015
CVY   Guggenheim Multi-Asset Income ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012		August 31, 2011
Per Share Data:
Net asset value, beginning of period	$26.06	$23.34	$22.21	$20.44		$18.30
Income from investment operations:
Net investment income(a)	1.30	1.38	1.32	1.03		0.92
Net gain (loss) on investments (realized and unrealized)	(6.10)	2.57	1.11	1.89		2.23
Total from investment operations	(4.80)	3.95	2.43	2.92		3.15
Less distributions from:
Net investment income	(1.31)	(1.23)	(1.30)	(0.98	)(c)	(0.87	)(b)
Return of capital	(0.03)	—	—	(0.17	)(c)	(0.14	)(b)
Total distributions to shareholders	(1.34)	(1.23)	(1.30)	(1.15)		(1.01)
Net asset value, end of period	$19.92	$26.06	$23.34	$22.21		$20.44
Market value, end of period	$19.89	$26.05	$23.33	$22.24		$20.42
Total Return(d)
Net asset value	-18.90%	17.29%	11.20%	14.91%		17.28%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$647,321	$1,485,282	$1,125,195	$747,354		$436,377
Ratio to average net assets of:
Net investment income	5.68%	5.54%	5.67%	4.92%		4.48%
Total expenses(e)	0.71%	0.71%	0.72%	0.74%		0.77%
Net expenses(e)	0.65%	0.66%	0.65%	0.65%		0.65%
Portfolio turnover rate(f)	213%	180%	108%	113%		83%

(a)	Based on average shares outstanding.
(b)
Subsequent to August 31, 2011, a reclassification was required that resulted in a recharacterization of the distributions for the August 31, 2011 financial reporting period. This resulted in a $0.07 reclassification between distributions paid to shareholders from net investment income and distributions paid to shareholders from return of capital.

(c)
Subsequent to August 31, 2012, a reclassification was required that resulted in a recharacterization of the distributions for the August 31, 2012 financial reporting period. This resulted in a less than $0.01 reclassification between distributions paid to shareholders from net investment income and distributions paid to shareholders from return of capital.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(e)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.18%, 0.18%, 0.17%, 0.12% and 0.13% for the years ended August 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(f)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
80 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2015
RYJ   Guggenheim Raymond James SB-1 Equity ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31, 2015	August 31, 2014	August 31, 2013		August 31, 2012	August 31, 2011
Per Share Data:
Net asset value, beginning of period	$35.26	$29.06	$22.60		$19.93	$15.96
Income from investment operations:
Net investment income(a)	0.21	0.12	0.20		0.14	0.08
Net gain (loss) on investments (realized and unrealized)	(1.14)	6.19	6.34		2.56	3.89
Total from investment operations	(0.93)	6.31	6.54		2.70	3.97
Less distributions from:
Net investment income	(0.09)	(0.11)	(0.08)		(0.03)	—
Total distributions to shareholders	(0.09)	(0.11)	(0.08)		(0.03)	—
Net asset value, end of period	$34.24	$35.26	$29.06		$22.60	$19.93
Market value, end of period	$34.19	$35.28	$29.08		$22.58	$19.92
Total Return(b)
Net asset value	-2.64%	21.75%	29.03%		13.56%	24.88%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$240,495	$267,054	$148,866		$84,139	$68,212
Ratio to average net assets of:
Net investment income	0.59%	0.36%	0.78%		0.65%	0.39%
Total expenses	0.75%	0.76%	0.75	%(d)	0.75%	0.75%
Net expenses	0.75%	0.76%	0.75	%(d)	0.75%	0.75%
Portfolio turnover rate(c)	95%	114%	66%		63%	47%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(d)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other business development companies. If these fees were included in the expense ratio, the expense ratio would increase by 0.08% for the year ended August 31, 2013.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 81

FINANCIAL HIGHLIGHTS continued	August 31, 2015
CSD   Guggenheim Spin-Off ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012	August 31, 2011
Per Share Data:
Net asset value, beginning of period	$46.47	$37.96	$26.54	$22.23	$18.88
Income from investment operations:
Net investment income(a)	0.72	0.45	0.14	0.15	0.15
Net gain (loss) on investments (realized and unrealized)	(5.55)	8.15	11.36	4.27	3.31
Total from investment operations	(4.83)	8.60	11.50	4.42	3.46
Less distributions from:
Net investment income	(0.74)	(0.09)	(0.08)	(0.11)	(0.11)
Total distributions to shareholders	(0.74)	(0.09)	(0.08)	(0.11)	(0.11)
Net asset value, end of period	$40.90	$46.47	$37.96	$26.54	$22.23
Market value, end of period	$40.85	$46.46	$38.01	$26.62	$22.22
Total Return(b)
Net asset value	-10.54%	22.65%	43.41%	19.96%	18.30%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$413,092	$615,693	$275,245	$35,835	$17,785
Ratio to average net assets of:
Net investment income	1.57%	1.00%	0.41%	0.60%	0.64%
Total expenses	0.71%	0.72%	0.78%	1.02%	1.51%
Net expenses	0.65%	0.66%	0.65%	0.65%	0.65%
Portfolio turnover rate(c)	56%	81%	32%	77%	2%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
82 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	August 31, 2015
WMCR   Wilshire Micro-Cap ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012	August 31, 2011
Per Share Data:
Net asset value, beginning of period	$27.40	$23.38	$18.14	$16.38	$14.33
Income from investment operations:
Net investment income(a)	0.46	0.46	0.36	0.25	0.24
Net gain (loss) on investments (realized and unrealized)	(0.30)	3.89	5.09	2.16	1.87
Total from investment operations	0.16	4.35	5.45	2.41	2.11
Less distributions from:
Net investment income	(0.97)	(0.33)	(0.21)	(0.65)	(0.06)
Total distributions to shareholders	(0.97)	(0.33)	(0.21)	(0.65)	(0.06)
Net asset value, end of period	$26.59	$27.40	$23.38	$18.14	$16.38
Market value, end of period	$26.60	$27.31	$23.42	$18.06	$16.30
Total Return(b)
Net asset value	0.57%	18.57%	30.32%	15.43%	14.67%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$21,292	$41,117	$37,427	$16,339	$40,951
Ratio to average net assets of:
Net investment income	1.67%	1.72%	1.71%	1.54%	1.27%
Total expenses	0.50%	0.51%	0.50%	0.50%	0.50%
Net expenses	0.50%	0.51%	0.50%	0.50%	0.50%
Portfolio turnover rate(c)	30%	29%	27%	58%	37%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 83

FINANCIAL HIGHLIGHTS continued	August 31, 2015
WREI   Wilshire US REIT ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012	August 31, 2011
Per Share Data:
Net asset value, beginning of period	$42.69	$35.53	$36.65	$31.78	$27.28
Income from investment operations:
Net investment income(a)	1.50	1.34	1.19	1.07	1.00
Net gain (loss) on investments (realized and unrealized)	(0.79)	7.04	(1.27)	4.95	4.32
Total from investment operations	0.71	8.38	(0.08)	6.02	5.32
Less distributions from:
Net investment income	(1.19)	(1.21)	(0.88)	(0.77)	(0.63)
Capital gains	(0.15)	(0.01)	(0.16)	(0.04)	(0.18)
Return of capital	—	—	—	(0.34)	(0.01)
Total distributions to shareholders	(1.34)	(1.22)	(1.04)	(1.15)	(0.82)
Net asset value, end of period	$42.06	$42.69	$35.53	$36.65	$31.78
Market value, end of period	$42.08	$42.59	$35.69	$36.72	$31.63
Total Return(b)
Net asset value	1.60%	24.08%	-0.30%	19.49%	19.62%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$14,722	$19,211	$14,213	$18,327	$12,713
Ratio to average net assets of:
Net investment income	3.36%	3.46%	3.17%	3.21%	3.17%
Total expenses	0.32%	0.33%	0.32%	0.32%	0.32%
Net expenses	0.32%	0.33%	0.32%	0.32%	0.32%
Portfolio turnover rate(c)	11%	7%	12%	13%	12%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
84 | CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	August 31, 2015
Note 1 – Organization:
Claymore Exchange-Traded Fund Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is an open-end, management investment company that was organized as a Delaware statutory trust on May 24, 2006.
The following nine portfolios have an annual reporting period ended on August 31, 2015:

Guggenheim BRIC ETF
Guggenheim Defensive Equity ETF
Guggenheim Insider Sentiment ETF
Guggenheim Mid-Cap Core ETF
Guggenheim Multi-Asset Income ETF
Guggenheim Raymond James SB-1 Equity ETF
Guggenheim Spin-Off ETF
Wilshire Micro-Cap ETF
Wilshire US REIT ETF
Each portfolio represents a separate series of the Trust (each a "Fund" or collectively the "Funds"). Each Fund's shares are listed and traded on the NYSE Arca, Inc. ("NYSE Arca"). The Funds' market prices may differ to some degree from the net asset value ("NAV") of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to correspond generally to the performance, before fees and expenses, of the following market indices:

Fund	Index
Guggenheim BRIC ETF	The BNY Mellon BRIC Select DR Index
Guggenheim Defensive Equity ETF	Sabrient Defensive Equity Index
Guggenheim Insider Sentiment ETF	Sabrient Insider Sentiment Index
Guggenheim Mid-Cap Core ETF	Zacks Mid-Cap Core Index
Guggenheim Multi-Asset Income ETF	Zacks Multi-Asset Income Index
Guggenheim Raymond James SB-1 Equity ETF	Raymond James SB-1 Equity Index
Guggenheim Spin-Off ETF	Beacon Spin-Off Index
Wilshire Micro-Cap ETF	Wilshire U.S. Micro-Cap IndexSM
Wilshire US REIT ETF	Wilshire U.S. Real Estate Investment Trust IndexSM
Note 2 – Accounting Policies:
The Trust operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.
The following is a summary of the significant accounting policies followed by the Funds.
(a) Valuation of Investments
The Board of Trustees of the Funds (the "Board") has adopted policies and procedures for the valuation of the Funds' investments (the "Valuation Procedures"). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim's investment management, fund administration, legal and compliance departments (the "Valuation Committee"), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds' securities or other assets.
Valuations of the Funds' securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds' officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange ("NYSE") or American Stock Exchange) are valued at the last quoted sale price as of the close of U.S. business on the NYSE, usually 4:00 p.m. Eastern time on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.
Open-end investment companies ("Mutual Funds") are valued at their NAV as of the close of business on the valuation date. Exchange traded funds ("ETFs") and closed-end investment companies are valued at the last quoted sale price.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value. Money market funds are valued at net asset value.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency

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are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Eastern time. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC ("GFIA" or the "Investment Adviser") are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Investments for which market quotations are not readily available are fair valued as determined in good faith by the Investment Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security's (or asset's) "fair value." Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker/ dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company's financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Interest income, including the amortization of premiums and accretion of discount, is accrued daily over the life of the security.
The Funds record the character of dividends received from master limited partnerships ("MLPs") based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.
Real Estate Investment Trust ("REIT") distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund's characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.
(c) Currency Translations
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and ask price of respective exchange rates on the date of the transaction.
The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt, if any, are included as net realized gains or losses on foreign currency transactions in the Funds' Statement of Operations.
Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, if any, are included in the net change in unrealized appreciation (depreciation) on foreign currency translation in the Funds' Statement of Operations.
(d) Foreign Taxes
The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of August 31, 2015, if any, are disclosed in the Funds' Statement of Assets and Liabilities.

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(e) Distributions
The Funds intend to pay substantially all of their net investment income to shareholders. Distribution frequency is as follows:

Fund	Frequency
Guggenheim BRIC ETF	Annual
Guggenheim Defensive Equity ETF	Annual
Guggenheim Insider Sentiment ETF	Annual
Guggenheim Mid-Cap Core ETF	Annual
Guggenheim Multi-Asset Income ETF	Quarterly
Guggenheim Raymond James SB-1 Equity ETF	Annual
Guggenheim Spin-Off ETF	Annual
Wilshire Micro-Cap ETF	Annual
Wilshire US REIT ETF	Quarterly
In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
(f) Securities Lending
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds' securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. The cash collateral received is held in a separately managed account established for each respective Fund and maintained by the lending agent exclusively for the investment of securities lending cash collateral on behalf of each Fund. The separately managed accounts invest in short-term investments valued at amortized cost, which approximates market value. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as "qualified dividend income" under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund's securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations.

	Value of	Cash	Non-Cash	Total
	Securities Loaned	Collateral	Collateral	Collateral
Guggenheim BRIC ETF	$5,699,111	$5,874,789	$—	$5,874,789
Guggenheim Defensive Equity ETF	15,679,977	15,727,781	304,998	16,032,779
Guggenheim Insider Sentiment ETF	5,935,033	6,146,063	—	6,146,063
Guggenheim Mid-Cap Core ETF	4,466,571	4,566,437	—	4,566,437
Guggenheim Multi-Asset Income ETF	40,128,538	41,080,252	—	41,080,252
Guggenheim Raymond James SB-1 Equity ETF	6,515,827	6,750,992	—	6,750,992
Guggenheim Spin-Off ETF	43,977,948	45,189,367	—	45,189,367
Wilshire Micro-Cap ETF	3,530,057	3,688,309	—	3,688,309
Wilshire US REIT ETF	89,755	92,079	—	92,079
Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the "Agreement") between the Trust, on behalf of each Fund, and GFIA, the Investment Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board.
Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser an advisory fee. The advisory fee is payable on a monthly basis at the annual rate set forth below based on each Fund's average daily net assets:

Fund	Rate
Guggenheim BRIC ETF	0.50%
Guggenheim Defensive Equity ETF	0.50%
Guggenheim Insider Sentiment ETF	0.50%
Guggenheim Mid-Cap Core ETF	0.50%
Guggenheim Multi-Asset Income ETF	0.50%
Guggenheim Spin-Off ETF	0.50%
Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser a unitary management fee for the services and facilities it provides. The unitary management fee is payable on a monthly basis at the annual rate set forth below based on each Fund's average daily net assets:

Fund	Rate
Guggenheim Raymond James SB-1 Equity ETF	0.75%
Wilshire Micro-Cap ETF	0.50%
Wilshire US REIT ETF	0.32%
Out of the unitary management fee, the Investment Adviser pays substantially all the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

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Rydex Fund Services, LLC ("RFS"), an affiliate of the Investment Adviser, provides fund administration services to the Funds. As compensation for these services, RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%
For the year ended August 31, 2015, the below listed Funds recognized Fund Administration expenses as follows:

Fund Administration Expense
Guggenheim BRIC ETF	$ 33,911
Guggenheim Defensive Equity ETF	58,271
Guggenheim Insider Sentiment ETF	43,288
Guggenheim Mid-Cap Core ETF	40,169
Guggenheim Multi-Asset Income ETF	182,335
Guggenheim Spin-Off ETF	120,058
Due to their unitary management fee structure Guggenheim Raymond James SB-1 Equity ETF, Wilshire Micro-Cap ETF and Wilshire US REIT ETF do not charge a separate Fund Administration fee.
The Bank of New York Mellon Corp. ("BNY") acts as the Funds' custodian, accounting agent, transfer agent and securities lending agent. As custodian, BNY is responsible for the custody of the Funds' assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds. As securities lending agent, BNY is responsible for executing the lending of portfolio securities to creditworthy borrowers.
Guggenheim Partners Investment Management, LLC ("GPIM") acts as the sub-adviser for Wilshire US REIT ETF. In this capacity, GPIM directs the purchases and sales of Wilshire US REIT ETF's investment securities.
The Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of Guggenheim BRIC ETF, Guggenheim Defensive Equity ETF, Guggenheim Insider Sentiment ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Multi-Asset Income ETF and Guggenheim Spin-Off ETF (excluding interest expense, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business), from exceeding 0.60% of average net assets per year, at least until December 31, 2018.
For the year ended August 31, 2015, the Investment Adviser waived advisory fees as follows:

Advisory Fees Waived
Guggenheim BRIC ETF	$ 70,685
Guggenheim Defensive Equity ETF	156,985
Guggenheim Insider Sentiment ETF	127,480
Guggenheim Mid-Cap Core ETF	121,448
Guggenheim Multi-Asset Income ETF	564,044
Guggenheim Spin-Off ETF	308,240
Amounts owed to each Fund from the Investment Adviser are shown in the Statement of Assets and Liabilities. This receivable is settled on a quarterly basis.
Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Investment Adviser. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of the Investment Adviser.
Licensing Fee Agreements:
The Investment Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim BRIC ETF	The Bank of New York Mellon Corp.
Guggenheim Defensive Equity ETF	Sabrient Systems, LLC
Guggenheim Insider Sentiment ETF	Sabrient Systems, LLC
Guggenheim Mid-Cap Core ETF	Zacks Investment Research, Inc.
Guggenheim Multi-Asset Income ETF	Zacks Investment Research, Inc.
Guggenheim Raymond James SB-1 Equity ETF	Raymond James & Associates, Inc.
Guggenheim Spin-Off ETF	Beacon Indexes LLC
Wilshire Micro-Cap ETF	Wilshire Associates, Inc.
Wilshire US REIT ETF	Wilshire Associates, Inc.
The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary management fee.
Note 4 – Fair Value Measurement:
In accordance with GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

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Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3— significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
The following table represents the Funds' investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of August 31, 2015:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
	In Securities	In Securities	In Securities	Total
Assets
Guggenheim
BRIC ETF	$91,444,049	$—	$—	$91,444,049
Guggenheim
Defensive
Equity ETF	212,728,774	—	14,143	212,742,917
Guggenheim Insider
Sentiment ETF	128,964,933	—	—	128,964,933
Guggenheim
Mid-Cap
Core ETF	153,363,133	—	—	153,363,133
Guggenheim
Multi-Asset
Income ETF	681,759,617	—	—	681,759,617
Guggenheim
Raymond James
SB-1 Equity ETF	246,613,357	—	—	246,613,357
Guggenheim
Spin-Off ETF	457,542,692	—	—	457,542,692
Wilshire
Micro-Cap ETF	24,956,904	—	2,021	24,958,925
Wilshire US REIT ETF	14,663,003	—	—	14,663,003
Independent pricing services are used to value a majority of the Funds' investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral spread over Treasuries, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

		Ending Balance	Valuation	Unobservable
Fund	Category	at 8/31/15	Technique	Inputs
Guggenheim
Defensive
Equity ETF	Rights	$14,143	Model Price	Trade Price
Willshire
Micro-Cap ETF	Rights	2,021	Model Price	Trade Price
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
The transfers in and out of the valuation levels as of August 31, 2015, compared to the valuation levels at the end of the previous fiscal year are detailed below:

Wilshire Micro-Cap ETF
Transfer from Level 2 to Level 3	$1,328
During the period ended August 31, 2015, a security transferred to Level 3 from Level 2 as a result of contingent value rights not traded on a primary exchange.
Except for Wilshire Micro-Cap ETF, there were no transfers between levels for these Funds for the year ended August 31, 2015.
Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended August 31, 2015:

Level 3 – Fair value measurement using significant unobservable inputs
Guggenheim Defensive Equity ETF
Beginning Balance	$—
Acquired through corporate actions	14,143
Ending Balance	$14,143
Willshire Micro-Cap ETF
Beginning Balance	$33,089
Realized Gain/Loss	(17,830)
Change in Unrealized Gain/Loss	15,425
Acquired through corporate actions	693
Sales	(684)
Transfers Into Level 3	1,328
Ending Balance	$32,021
Note 5 – Federal Income Taxes:
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, each Fund intends not to be subject to U.S. federal excise tax.

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At August 31, 2015, the cost of investments and accumulated unrealized appreciation/depreciation on investments for federal income tax purposes were as follows:

				Net Tax
	Cost of	Gross Tax	Gross Tax	Unrealized
	Investments for	Unrealized	Unrealized	Appreciation
Fund	Tax Purposes	Appreciation	(Depreciation )	(Depreciation )
Guggenheim BRIC ETF	$147,690,719	$8,619,068	$(64,865,738)	$(56,246,670)
Guggenheim Defensive Equity ETF	221,008,350	8,058,570	(16,324,003)	(8,265,433)
Guggenheim Insider Sentiment ETF	129,289,246	11,062,184	(11,386,497)	(324,313)
Guggenheim Mid-Cap Core ETF	154,122,481	7,986,837	(8,746,185)	(759,348)
Guggenheim Multi-Asset Income ETF	774,531,919	6,045,692	(98,817,994)	(92,772,302)
Guggenheim Raymond James SB-1 Equity ETF	247,577,123	20,401,821	(21,365,587)	(963,766)
Guggenheim Spin-Off ETF	501,832,358	30,490,284	(74,779,950)	(44,289,666)
Wilshire Micro-Cap ETF	28,079,806	2,152,610	(5,273,491)	(3,120,881)
Wilshire US REIT ETF	14,071,871	1,432,867	(841,735)	591,132
Tax components of accumulated earnings/(deficit) as of August 31, 2015 were as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	Depreciation	Carryforward
Guggenheim BRIC ETF	$1,474,698	$—	$(56,246,670)	$(276,588,991)
Guggenheim Defensive Equity ETF	3,420,896	—	(8,265,433)	(22,601,857)
Guggenheim Insider Sentiment ETF	1,130,321	—	(324,313)	(57,490,173)
Guggenheim Mid-Cap Core ETF	1,051,064	—	(759,348)	(17,939,214)
Guggenheim Multi-Asset Income ETF	—	—	(92,772,302)	(302,585,434)
Guggenheim Raymond James SB-1 Equity ETF	1,920,305	—	(963,766)	(63,961,988)
Guggenheim Spin-Off ETF	5,943,674	—	(44,289,666)	(66,981,370)
Wilshire Micro-Cap ETF	199,820	—	(3,120,881)	(10,534,821)
Wilshire US REIT ETF	51	52,222	591,132	—
Note: Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.
Distributions to Shareholders:
The tax character of distributions paid during the year ended August 31, 2015, were as follows:

		Distributions
	Distributions	Paid from	Distributions
	Paid from	Long-Term	Paid from	Total
Fund	Ordinary Income	Capital Gains	Return of Capital	Distributions
Guggenheim BRIC ETF	$4,184,476	$—	$—	$4,184,476
Guggenheim Defensive Equity ETF	5,200,200	—	—	5,200,200
Guggenheim Insider Sentiment ETF	1,927,667	—	—	1,927,667
Guggenheim Mid-Cap Core ETF	1,012,000	—	—	1,012,000
Guggenheim Multi-Asset Income ETF	58,252,543	—	1,275,274	59,527,817
Guggenheim Raymond James SB-1 Equity ETF	689,127	—	—	689,127
Guggenheim Spin-Off ETF	8,500,800	—	—	8,500,800
Wilshire Micro-Cap ETF	584,578	—	—	584,578
Wilshire US REIT ETF	439,585	123,310	—	562,895

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The tax character of distributions paid during the year ended August 31, 2014, were as follows:

	Distributions	Distributions
	paid from	paid from
	Ordinary Income	Capital Gains
Guggenheim BRIC ETF	$5,388,190	$—
Guggenheim Defensive Equity ETF	3,029,950	—
Guggenheim Insider Sentiment ETF	1,827,348	—
Guggenheim Mid-Cap Core ETF	1,142,500	—
Guggenheim Multi-Asset Income ETF	60,227,886	—
Guggenheim Raymond James SB-1 Equity ETF	799,229	—
Guggenheim Spin-Off ETF	1,321,750	—
Wilshire Micro-Cap ETF	556,162	—
Wilshire US REIT ETF	401,303	87,497
As of August 31, 2015, the following reclassifications were made to the capital accounts of the Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the inherent differences between book and tax treatment of investment in real estate investment trusts, investments in partnerships, wash sales from redemption in-kind transactions, return of capital, and net investment losses. Net investment income, net realized gains and net assets were not affected by these changes.

		Undistributed
		(Distributions in
		Excess of )	Accumulated
	Paid-In	Net Investment	Net Realized
Fund	Capital	Income	Gain (Loss )
Guggenheim BRIC ETF	$(9,303,624)	$4,305	$9,299,319
Guggenheim Defensive Equity ETF	13,296,500	1,013,161	(14,309,661)
Guggenheim Insider Sentiment ETF	21,211,161	(318,144)	(20,893,017)
Guggenheim Mid-Cap Core ETF	15,747,998	482,248	(16,230,246)
Guggenheim Multi-Asset Income ETF	9,919,831	7,961,122	(17,880,953)
Guggenheim Raymond James
SB-1 Equity ETF	18,323,112	61,003	(18,384,115)
Guggenheim Spin-Off ETF	40,586,159	(6,000)	(40,580,159)
Wilshire Micro-Cap ETF	3,674,934	(6,466)	(3,668,468)
Wilshire US REIT ETF	1,375,556	(132,356)	(1,243,200)
For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of August 31, 2015, capital loss carryforwards for the Funds were as follows:

					Unlimited	Unlimited	Total
	Capital Loss	Capital Loss	Capital Loss	Capital Loss	Short-Term	Long-Term	Capital Loss
Fund	Expiring in 2016	Expiring in 2017	Expiring in 2018	Expiring in 2019	Capital Loss	Capital Loss	Carryforward
Guggenheim BRIC ETF	$(551,160)	$(25,815,181)	$(106,144,759)	$(8,921,151)	$(1,406,839)	$(133,749,901)	$(276,588,991)
Guggenheim Defensive Equity ETF	(236,698)	(2,335,989)	(4,593,977)	(872,620)	(13,252,450)	(1,310,123)	(22,601,857)
Guggenheim Insider Sentiment ETF	(1,378,212)	(5,703,978)	(7,677,570)	(4,329,103)	(32,296,520)	(6,104,790)	(57,490,173)
Guggenheim Mid-Cap Core ETF	(121,302)	(1,079,147)	(1,005,926)	(345,781)	(14,992,821)	(394,237)	(17,939,214)
Guggenheim Multi-Asset Income ETF	(7,673,676)	(13,902,519)	(28,376,907)	(2,630,663)	(218,364,994)	(31,636,675)	(302,585,434)
Guggenheim Raymond James SB-1 Equity ETF	—	(26,988,436)	(20,004,904)	(2,213,777)	(13,937,285)	(817,586)	(63,961,988)
Guggenheim Spin-Off ETF	—	(2,455,977)	(6,166,420)	(617,814)	(34,641,808)	(23,099,351)	(66,981,370)
Wilshire Micro-Cap ETF	(1,776,646)	(5,409,759)	(1,844,181)	(244,420)	(115,671)	(1,144,144)	(10,534,821)
Wilshire US REIT ETF	—	—	—	—	—	—	—

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NOTES TO FINANCIAL STATEMENTS continued	August 31, 2015
Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended August 31, 2015, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Guggenheim Insider Sentiment ETF	$28,269
Guggenheim Raymond James SB-1 Equity ETF	224,365
For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing each Fund's tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Note 6 – Investments in Securities:
For the year ended August 31, 2015, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Guggenheim BRIC ETF	$29,703,548	$32,209,187
Guggenheim Defensive Equity ETF	208,043,013	205,337,226
Guggenheim Insider Sentiment ETF	174,623,171	176,686,816
Guggenheim Mid-Cap Core ETF	237,752,813	236,908,076
Guggenheim Multi-Asset Income ETF	2,110,155,413	2,093,922,312
Guggenheim Raymond James SB-1 Equity ETF	247,619,584	247,352,417
Guggenheim Spin-Off ETF	299,542,816	298,506,066
Wilshire Micro-Cap ETF	6,071,292	7,040,925
Wilshire US REIT ETF	2,099,182	2,114,708
For the year ended August 31, 2015, in-kind transactions were as follows:

	Purchases	Sales
Guggenheim BRIC ETF	$1,840,057	$41,518,388
Guggenheim Defensive Equity ETF	96,016,721	80,056,479
Guggenheim Insider Sentiment ETF	61,080,551	115,682,968
Guggenheim Mid-Cap Core ETF	140,097,844	119,743,930
Guggenheim Multi-Asset Income ETF	57,331,842	609,710,405
Guggenheim Raymond James SB-1 Equity ETF	76,382,873	93,724,773
Guggenheim Spin-Off ETF	125,396,733	262,137,111
Wilshire Micro-Cap ETF	8,458,887	26,430,197
Wilshire US REIT ETF	2,463,586	6,580,802
Note 7 – Capital:
Shares are issued and redeemed by the Funds only in creation unit size aggregations of 50,000 to 100,000 shares. Transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transaction fees ranging from $500 to $5,000 are charged to those persons creating or redeeming creation units. An additional charge on the transaction may be imposed with respect to transactions effected outside of the clearing process or to the extent that cash is used in lieu of securities to purchase creation units or redeem for cash.
Note 8 – Distribution and Service Plan:
The Board has adopted a distribution and service plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board.
Note 9 – Indemnifications:
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.
Note 10 – Subsequent Event:
The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Funds' financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	August 31, 2015
The Board of Trustees and Shareholders of Claymore Exchange-Traded Fund Trust
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Guggenheim BRIC ETF, Guggenheim Defensive Equity ETF, Guggenheim Insider Sentiment ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Multi-Asset Income ETF, Guggenheim Raymond James SB-1 Equity ETF, Guggenheim Spin-Off ETF, Wilshire Micro-Cap ETF, and Wilshire US REIT ETF (nine of the portfolios constituting the Claymore Exchange-Traded Fund Trust (the Trust)) as of August 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financials highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective nine portfolios constituting the Claymore Exchange-Traded Fund Trust at August 31, 2015, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
October 26, 2015

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SUPPLEMENTAL INFORMATION (Unaudited)	August 31, 2015
Federal Income Tax Information
In January 2016, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2015.
The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. See qualified dividend income column in the table below.
The Trust's investment income (dividend income plus short-term gain, if any) qualifies as follows:

	Dividend	Qualified
Fund	received deduction	dividend income
Guggenheim BRIC ETF	0.03%	74.90%
Guggenheim Defensive Equity ETF	54.62%	94.25%
Guggenheim Insider Sentiment ETF	91.28%	93.05%
Guggenheim Mid-Cap Core ETF	100.00%	100.00%
Guggenheim Multi-Asset Income ETF	55.10%	74.65%
Guggenheim Raymond James SB-1 Equity ETF	100.00%	100.00%
Guggenheim Spin Off ETF	70.74%	89.41%
Wilshire Micro-Cap ETF	71.84%	72.06%
Wilshire US REIT ETF	1.75%	1.75%
Trustees
The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at guggenheiminvestments.com or by calling (800) 345-7999.

The Trustees of the Trust and their principal business occupations during the past five years:

		Term of		Number of
	Position(s)	Office and		Portfolios in
Name, Address*	Held	Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes (1951)	Trustee	Since 2006	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	93	Current: Trustee, Purpose Investments Funds (2014-present).
Donald A. Chubb, Jr. (1946)	Trustee	Since 2014	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	89	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	Trustee	Since 2014	Current: President, Washburn University (1997-present).	89	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2010	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	89	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).

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SUPPLEMENTAL INFORMATION (Unaudited) continued	August 31, 2015

		Term of		Number of
	Position(s)	Office and		Portfolios in
Name, Address*	Held	Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2010	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	89	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2006	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel and Corporate Secretary, Van Kampen Investments (1982-1999).	95	Current: Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee	Since 2014	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	89	Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013- present); University of Minnesota HealthCare Alumni Association Foundation (2009-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2006	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	92	Former: Bennett Group of Funds (2011-2013).

Interested Trustee:
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	224
Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Adviser and/or the parent of the Investment Adviser.

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SUPPLEMENTAL INFORMATION (Unaudited) continued	August 31, 2015
Officers
The Principal Executive Officers of the Trust, who are not trustees, and their principal occupations during the past five years:

Term of Office
Name, Address*	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served**	During Past Five Years
Officers:
Joseph M. Arruda (1966)	Assistant Treasurer	Since 2014
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III (1965)	Vice President	Since 2006
Current: Vice President, certain other funds in the Fund Complex (2006-present); Senior Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2008	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present). Former: Senior Manager, Ernst & Young LLP (1999-2005).
James M. Howley (1972)	Assistant Treasurer	Since 2006
Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	Chief Legal Officer	Since 2013
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2011	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014
Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Senior Associate, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012
Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

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APPROVAL OF ADVISORY AGREEMENTS –
CLAYMORE EXCHANGE TRADED FUND TRUST	August 31, 2015
Claymore Exchange-Traded Fund Trust (the "Trust") was organized as a Delaware statutory trust on May 24, 2006, and is authorized to establish multiple series, each representing interests in a separate portfolio of securities and other assets of the Trust (each, a "Fund" and collectively, the "Funds"). The Trust is an open end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Guggenheim Funds Investment Advisors, LLC ("GFIA" or the "Adviser"), a subsidiary of Guggenheim Funds Services, LLC ("GFS"), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm ("Guggenheim Partners"), serves as each Fund's investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and GFIA (the "Investment Advisory Agreement"). (Guggenheim Partners, GFIA, GFS, Guggenheim Partners Investment Management, LLC ("GPIM" or the "Sub-Adviser") and their affiliates may be referred to herein collectively as "Guggenheim.") Under the terms of the Investment Advisory Agreement, GFIA also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, which performs portfolio management and related services for Wilshire US REIT ETF, a series of the Trust (the "Sub-Advised Fund"), pursuant to an investment sub-advisory agreement by and among the Trust, on behalf of the Sub-Advised Fund, the Adviser and GPIM (the "Sub-Advisory Agreement" and together with the Investment Advisory Agreement, the "Advisory Agreements"). Under the supervision of the Board of Trustees of the Trust (the "Board," with the members of the Board referred to individually as the "Trustees"), GFIA, and with respect to the Sub-Advised Fund, GPIM, is responsible for the overall management and administration of the Funds and provides certain facilities and personnel in connection with such services.
Following an initial two-year term, the Advisory Agreements continue in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not "interested persons," as defined by the 1940 Act, of the Trust (the "Independent Trustees") casting votes in person at a meeting called for such purpose. At meetings held in person on April 29, 2015 (the "April Meeting") and on May 19, 2015 (the "May Meeting"), the Contracts Review Committee of the Board (the "Committee"), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees ("Independent Legal Counsel"). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees' legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. In this connection, Independent Legal Counsel advised the Committee of: (i) the responsibilities of board members under applicable law; (ii) the standards for determining what constitutes an excessive fee as delineated by the courts and the factors the Trustees should consider in determining whether to approve the fee arrangements; and (iii) the disclosure requirements pertaining to these approvals, as required by the Securities and Exchange Commission. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by GFIA and, with respect to the Sub-Advised Fund, GPIM, is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations it received (and also received by the full Board) during the year regarding performance and operating results of the Funds.
In connection with the contract review process, FUSE Research Network LLC ("FUSE"), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds' relative position regarding fees, expenses, total return performance and tracking error, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary and supporting data presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports.
Guggenheim prepared a presentation in response to a formal request for information sent by Independent Legal Counsel on behalf of the Independent Trustees. In addition, Guggenheim made a presentation at the April Meeting, which addressed areas identified for discussion by the Committee Chair and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the "Contract Materials").
Among other things, Guggenheim provided: (i) staffing reports and biographies of those key personnel of Guggenheim providing services to the Funds and other registered investment companies for which GFIA or an affiliate serves as investment adviser ("Guggenheim Funds"); (ii) descriptions of various services performed by Guggenheim for the Guggenheim Funds, including the provision of a continuous investment program for each Fund, monitoring compliance with Fund investment strategies and statutory requirements, reviewing trading processes and conducting investment performance analyses; (iii) information regarding compliance and regulatory history for each of GFIA and GPIM, including its Form ADV; and (iv) information concerning the parent company and overall Guggenheim organization and strategic plans and goals, all to assist the Committee in assessing the nature, extent and quality of services provided by GFIA and, with respect to the Sub-Advised Fund, by GPIM. In addition, Guggenheim's response included information comparing the investment performance, tracking error, advisory fee and total net expense ratio (and/or unitary fee, as applicable) of each Fund to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by Guggenheim), charts showing gross revenues, expenses and earnings for Guggenheim by product line and with respect to each Fund, including a breakout of various expenses, a description of Guggenheim's expense allocation methodology and information about the profitability of the Funds to Guggenheim Investments (the investment management business of Guggenheim

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CLAYMORE EXCHANGE TRADED FUND TRUST continued	August 31, 2015
Partners), financial information for Guggenheim Investments and certain information about Guggenheim's insurance policies, business continuity plan, proxy voting procedures, trade allocation, shareholder communications and compliance monitoring, among other things.
The Committee considered the foregoing Contract Materials in the context of its substantial accumulated experience in governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interests of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional 12-month term as to the Funds listed in Appendix A.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Funds, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim's resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim's report on recent additions and departures in personnel who work on matters relating to the Funds or are significant to the operations of the Adviser. The Committee also considered the Adviser's attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements and noted that on a regular basis the Board receives and reviews information from the Trust's Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In addition, the Committee took into account the various compliance and risk management initiatives undertaken by Guggenheim, including, among other things, the hiring of additional staff to support the firm's Chief Risk Officer, initiatives related to the risks associated with the investment process and risk at the enterprise level, the organization's risk management infrastructure and critical activities. The Committee also considered Guggenheim's other initiatives intended to achieve greater enhancements and efficiencies in the organization's ability to provide services to all Guggenheim Funds, including the Funds, such as efforts to consolidate compliance manuals and align processes of the Funds with those of other Funds managed by the Adviser or another Guggenheim affiliate. In addition, in connection with the Committee's evaluation of the overall package of services provided by the Adviser, the Committee considered the Adviser's administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the accounting agent, administrator, custodian, distributor, securities lending agent, transfer agent and other service providers to the Funds.
With respect to the Sub-Advised Fund, the Committee noted that the Adviser delegated responsibility for the investment and reinvestment of the Sub-Advised Fund's assets to the Sub-Adviser. The Committee considered the Adviser's responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other Guggenheim Funds. In this connection, the Committee took into account information provided by management describing the Adviser's processes and activities for providing oversight of the Sub-Adviser's investment activities and compliance with investment restrictions and statutory requirements, as well as information regarding the Adviser's Sub-Advisory Oversight Committee.
The Committee also noted the distinctive nature of the Funds, as exchange-traded funds ("ETFs"), each of which (with the exception of the actively managed ETF) generally is constructed to track the performance of a defined index of securities, before fund fees and expenses. In this connection, the Committee considered the experience and expertise appropriate in an investment adviser to ETFs. The Committee also considered the Adviser's monitoring of the ETFs' participation in the securities lending program and the secondary market support services provided by the Adviser to the Funds, including the Adviser's efforts to educate investment professionals about the Funds and other Guggenheim Funds.
With respect to Guggenheim's resources and the Adviser's ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning Guggenheim Investments' holding company, Guggenheim Partners Investment Management Holdings, LLC ("GPIMH"), including GFIA. (The Committee received the audited consolidated financial statements of GPIMH and audited financial statements of GFIA once available following the April Meeting.)
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee's knowledge of the Adviser's quality of performance of its duties through Board meetings, discussions and reports during the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Funds.
Investment Performance: Index/Non-Actively Managed ETFs: The Committee noted that, in view of the distinctive investment objective of the Funds, and the expectations of shareholders, the investment performance of the Funds (excluding the actively managed ETF) in absolute terms was not of the importance that normally attaches to the performance of actively managed funds. Of more importance to the Committee was the extent to which each Fund achieved its objective to provide investment results that, before fund fees and expenses, correspond generally to the price and yield performance of securities of companies in its applicable index. Thus, the Committee focused its attention primarily on the tracking error data provided in the FUSE reports for each Fund, which was provided for the five-year, three-year, one-year, three-month and since inception periods as of December 31, 2014, as applicable. In this regard, the Committee noted Guggenheim's statement that it examines the tracking error on a monthly

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and quarterly basis for purposes of: (i) determining whether the tracking error is stable or trending; (ii) evaluating factors underlying any trending in tracking error, particularly where the trend is toward greater tracking error; and (iii) assessing whether there are any tools or strategies at Guggenheim's disposal to mitigate any trend toward greater tracking error. The Committee also took into account Guggenheim's explanation that it places greater emphasis on tracking error trends than it does on absolute tracking error because certain index-benchmarked ETFs may be more disposed to higher levels of tracking error, such as, for instance, with respect to a new ETF or an ETF that has yet to reach critical asset mass and consequently, may be unable to deploy its assets in a manner that replicates all of the constituent holdings of an index in the same proportion that the index holds them. The Committee noted other factors identified by Guggenheim that may impact tracking error, including pricing of halted or less liquid securities, time zone pricing related issues and currency conversion sources. In the course of its review of tracking error data, the Committee considered management's views and explanation of tracking error and tracking error trends for the Funds. The Committee considered the investment performance of the Funds as measured by total return in comparison to its peer group of funds as a measure for considering the Adviser's oversight of the applicable index.

After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Investment Advisory Agreement, that: (i) the Funds had in fact tracked their indexes within an acceptable range; or (ii) it was satisfied with Guggenheim's efforts and explanation for the tracking error data presented in the FUSE reports.

Guggenheim Enhanced Short Duration Bond ETF (GSY): For the actively managed ETF, the Committee reviewed information comparing the Fund's total return for the five-year, three-year, one-year and three-month periods ended December 31, 2014, compared to the performance of a peer group of funds identified by FUSE and the Fund's benchmark, the Barclays Capital 1-3 Month U.S. Treasury Bill Index, and noted that prior to June 1, 2011, the Fund pursued an index-tracking investment objective and thus, only the three-year, one-year and three-month periods reflect solely the active management of the portfolio. In this connection, the Committee focused on the recent performance data and noted that the Fund outperformed the peer group average and median for the one-year and three-month periods ended December 31, 2014 and equaled the average and median return of its peer group for the three-year period. (The Committee noted that there was only one peer fund for the three-year period.) The Committee determined that the performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from Its Relationship with the Funds: The Committee reviewed and discussed the information provided by the Adviser as to each Fund's contractual advisory fee and total net expense ratio, as compared to those of the peer group funds presented in the FUSE report. The Committee noted that either: (i) the Adviser has contractually agreed to waive a portion of the advisory fee and/or reimburse expenses to absorb annual operating expenses of certain Funds (excluding interest expenses, all or a portion of each Fund's licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund's business) over a particular amount; or (ii) the advisory fee is a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the Advisory Agreement, payments under the Funds' 12b-1 plan, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Committee noted that, for most of the Funds, the advisory fees, after giving effect to the contractual waivers where applicable, were generally within the range of the peer group of funds in the FUSE report. In addition, the Committee considered, as to each Fund, the comparative fee and expense data provided relative to the peer group within the context of the Fund's investment objective and the uniqueness of the Fund's underlying index.

In further considering the comparative fee and expense data presented in the Contract Materials and addressed by Guggenheim, the Committee made the following observations for certain Funds:

Guggenheim Raymond James SB-1 Equity ETF (RYJ): The Fund's contractual advisory fee and total net expense ratio are in the fourth quartile (100th percentile as to each) of its peer group. The Committee noted the Adviser's statement that this Fund is tied to, and promoted primarily in, the Raymond James proprietary research system. In this connection, the Committee took into account data provided by the Adviser indicating that the Fund pays a significant index licensing fee to Raymond James. The Committee also considered that Guggenheim Investments' profitability rate for the Fund was lower than the overall profitability rate for its ETF business.

Guggenheim Multi-Asset Income ETF (CVY): The Fund's contractual advisory fee and total net expense ratio are in the fourth quartile (83rd percentile as to each) of its peer group. The Committee considered Guggenheim's statement that the Fund is unique to its peer group in that it follows a multi-asset strategy with a broader investment mandate than its peer group, which is equity dividend-income focused. In addition, the Committee noted that the Adviser has entered into an expense limitation agreement with respect to the Fund.

Guggenheim Mid-Cap Core ETF (CZA): The Fund's contractual advisory fee and total net expense ratio are in the fourth quartile (75th and 100th percentiles, respectively) of its peer group. The Committee noted that the Adviser has entered into an expense limitation agreement with respect to the Fund.

Guggenheim S&P Global Dividend Opportunities Index ETF (LVL): The Fund's contractual advisory fee is in the third quartile (60th percentile) of its peer group and its total net expense ratio is in the fourth quartile (100th percentile) of its peer group. The Committee noted that the Adviser has entered into an expense limitation agreement with respect to the Fund.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2014, ending assets under

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management as of December 31, 2014, gross revenues received by Guggenheim Investments, expenses incurred in providing services to the Funds, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2013. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
The Committee considered other benefits available to the Adviser because of its relationship with the Funds and noted that the administrative service fees received by the Adviser's affiliate, Rydex Fund Services, LLC, from serving as administrator provide Guggenheim with additional revenue for those Funds without a unitary fee structure. The Committee also noted Guggenheim's statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds. The Committee considered the limitations of the methodologies used by Guggenheim for determining the profitability for the ETFs on a Fund-by-Fund basis. The Committee noted that, for the ETFs as a product group, the profitability is not unreasonable. The Committee also considered the variances in the profitability information presented for the individual Funds, including how the structure of a unitary fee versus a non-unitary fee impacted the profitability calculation. Based on all of the information provided and its review, the Committee determined that Guggenheim Investments' profitability from its relationship with the Funds is not unreasonable.
Economies of Scale: The Committee considered the extent to which economies of scale could be realized with respect to the management of the Funds as the Funds grow and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. The Committee considered each Fund's asset size, advisory fee structure, net expense ratio giving effect to any applicable expense waiver and/or reimbursement agreement or unitary fee agreement with the Adviser and whether the investment process produced economies of scale. The Committee was of the view that economies of scale were being shared with the Funds subject to a unitary fee arrangement by virtue of an advisory fee, set at a relatively low level since the inception of each applicable Fund, that subsumed economies of scale in the fee itself. The Committee also noted management's statement that, as to the target maturity suite of ETFs, individual funds are not profitable at early stages and limited periods of profitability, if any, terminate as such Funds reach their target maturity date. As to economies of scale with respect to the Funds not subject to a unitary fee, and as to Guggenheim's suite of ETF products generally, the Committee took into account its discussion with the Chief Financial Officer of Guggenheim Investments and management's statement that the Funds have experienced significant volatility in assets under management and are not yet stabilized at an asset size at which economies of scale are realized. In addition, the Committee noted the Adviser's statement that it will continue to monitor the ETF fee landscape and recommend changes as the ETFs' assets individually and across the complex grow to levels where economies of scale may be achievable. The Committee also noted the Adviser's statement that Guggenheim continues to develop the infrastructure needed to support Fund asset growth and to achieve economies of scale across the firm's various products and product lines. Thus, while Guggenheim may be benefiting from certain economies of scale and related cost efficiencies, it is concurrently realizing new costs and expenses associated with investment in infrastructure, personnel and systems.
Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of the services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser's portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Sub-Advised Fund. The Committee also considered the information provided by Guggenheim concerning the Sub-Adviser's investment practices and techniques, risk management processes and compliance policies and procedures, among other things. Additionally, the Committee noted the distinctive nature of the Sub-Advised Fund, as an ETF, which is constructed to seek investment results that correspond generally to the performance, before the Fund's fees and expenses, of the Wilshire US Real Estate Investment Trust Index, an equity index (the "Wilshire US REIT Index"). In this connection, the Committee considered the experience and expertise appropriate in an adviser to ETFs. With respect to Guggenheim's resources and the Sub-Adviser's ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee included as a part of its considerations the unaudited financial information concerning GPIMH presented by the Chief Financial Officer of Guggenheim Investments. (As noted, the Committee received the audited consolidated financial statements of GPIMH once available following the April Meeting.)
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, the Committee concluded that the Sub Adviser and its personnel were qualified to provide the services under the Sub-Advisory Agreement.
Investment Performance: The Committee noted that, in view of the distinctive investment objective of the Sub-Advised Fund, and the expectations of shareholders, the investment performance of the Sub-Advised Fund in absolute terms was not of the importance that normally attaches to the performance of actively managed funds. Of more importance to the Committee was the extent to which the Sub-Advised Fund achieved its objective to provide investment results that correspond generally to the performance of its index, before fund fees and expenses. In this connection, the Committee evaluated the tracking error between the Wilshire US REIT Index and the Sub-Advised Fund's returns for the three-year and one-year periods ended December 31, 2014. The Committee determined that the Sub-Advised Fund had in fact tracked its index within an acceptable range.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Sub-Advised Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate does not impact the

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fees paid by the Sub-Advised Fund and that the Sub-Adviser's revenues were included in the calculation of Guggenheim Investments' profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Sub-Advised Fund was reasonable.
Economies of Scale: The Committee recognized that, because the Sub-Adviser's fees are paid by the Adviser and not by the Sub-Advised Fund, the analysis of economies of scale was more appropriate in the context of the Committee's consideration of the Investment Advisory Agreement, which was separately considered. (See "Investment Advisory Agreement – Economies of Scale" above.)
Overall Conclusions
Based on the foregoing, the Committee determined at the May Meeting that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interests of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional 12-month term. Thereafter, at a meeting held on May 20, 2015, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional 12-month term.
APPENDIX A
Claymore Exchange-Traded Fund Trust
•	Guggenheim BulletShares 2015 Corporate Bond ETF (BSCF)

•	Guggenheim BulletShares 2016 Corporate Bond ETF (BSCG)

•	Guggenheim BulletShares 2017 Corporate Bond ETF (BSCH)

•	Guggenheim BulletShares 2018 Corporate Bond ETF (BSCI)

•	Guggenheim BulletShares 2019 Corporate Bond ETF (BSCJ)

•	Guggenheim BulletShares 2020 Corporate Bond ETF (BSCK)

•	Guggenheim BulletShares 2021 Corporate Bond ETF (BSCL)

•	Guggenheim BulletShares 2022 Corporate Bond ETF (BSCM)

•	Guggenheim BulletShares 2015 High Yield Corporate Bond ETF (BSJF)

•	Guggenheim BulletShares 2016 High Yield Corporate Bond ETF (BSJG)

•	Guggenheim BulletShares 2017 High Yield Corporate Bond ETF (BSJH)

•	Guggenheim BulletShares 2018 High Yield Corporate Bond ETF (BSJI)

•	Guggenheim BulletShares 2019 High Yield Corporate Bond ETF (BSJJ)

•	Guggenheim BulletShares 2020 High Yield Corporate Bond ETF (BSJK)

•	Guggenheim BRIC ETF (EEB)

•	Guggenheim Defensive Equity ETF (DEF)

•	Guggenheim Enhanced Short Duration Bond ETF (GSY)

•	Guggenheim Insider Sentiment ETF (NFO)

•	Guggenheim Mid-Cap Core ETF (CZA)

•	Guggenheim Multi-Asset Income ETF (CVY)

•	Guggenheim Raymond James SB-1 Equity ETF (RYJ)

•	Guggenheim Spin-Off ETF (CSD)

•	Wilshire Micro-Cap ETF (WMCR)

•	Wilshire US REIT ETF (WREI)

•	Guggenheim S&P Global Dividend Opportunities Index ETF (LVL)

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This Page Intentionally Left Blank.

TRUST INFORMATION	August 31, 2015

Board of Trustees	Principal Executive Officers	Investment Adviser	Accounting Agent,
Randall C. Barnes Donald C. Cacciapaglia* Donald A. Chubb Jr. Jerry B. Farley Roman Friedrich III Robert B. Karn III Ronald A. Nyberg Maynard F. Oliverius Ronald E. Toupin, Jr., Chairman
Donald C. Cacciapaglia
President and Chief
Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer
		Guggenheim Funds Investment Advisors, LLC Chicago, IL Distributor Guggenheim Funds Distributors, LLC Chicago, IL Administrator Rydex Fund Services, LLC Rockville, MD	Custodian and Transfer Agent The Bank of New York Mellon Corp. New York, NY Legal Counsel Dechert LLP New York, NY Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL
*
Trustee is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) ("Interested Trustee") of the Trust because of his position as the President and CEO of the Investment Adviser and the Distributor.

Privacy Principles of the Trust for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Funds restrict access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.
Questions concerning your shares of the Trust?
•	If your shares are held in a Brokerage Account, contact your Broker.
This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.
A description of the Funds' proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800)345-7999.
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, by visiting Guggenheim Investments' website at guggenheiminvestments.com or by accessing the Funds' Form N-PX on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Investments' website at guggenheiminvestments.com. The Funds' Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Premium/Discount Information
Information showing the number of days the market price of each Fund's shares was greater than the Fund's NAV and the number of days it was less than the Fund's NAV (i.e., premium or discount) for various time periods is available by visiting the Funds' website at guggenheiminvestments.com.

CLAYMORE EXCHANGE-TRADED FUND TRUST ANNUAL REPORT | 103

ABOUT THE TRUST ADVISER
Guggenheim Funds Investment Advisors, LLC
Guggenheim Funds Investment Advisors, LLC (the "Investment Adviser") manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies. The Investment Adviser and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. The Investment Adviser is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $240 billion in total assets as of June 30, 2015. Guggenheim Partners, LLC, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.
Portfolio Management
The portfolio managers who are currently responsible for the day-to-day management of Guggenheim Defensive Equity ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Raymond James SB-1 Equity ETF, Wilshire Micro-Cap ETF, Guggenheim Insider Sentiment ETF, Guggenheim Multi-Asset Income ETF, Guggenheim Spin-Off ETF and Wilshire US REIT ETF's portfolios are Michael P. Byrum, CFA, James R. King, CFA, and Adrian Bachman, CFA. The portfolio managers who are currently responsible for the day-to-day management of Guggenheim BRIC ETF's portfolio are Michael P. Byrum, CFA, James R. King, CFA and Cindy Gao. Mr. Byrum is a Senior Vice President of Guggenheim Investments and joined Guggenheim Investments in 1993. Mr. Byrum holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts. Mr. King is a Portfolio Manager of Guggenheim Investments and rejoined Guggenheim Investments in 2011 as the lead portfolio manager for exchange-traded products. Mr. King holds a bachelor's degree in finance from the University of Maryland, and has earned the Chartered Financial Analyst designation. Ms. Gao is an ETF Analyst in ETF Portfolio Management of Guggenheim Investments and joined Guggenheim Investments in December of 2010. Ms. Gao received a M.S. in Accounting from the University of Illinois at Chicago. Mr. Bachman is a Portfolio Manager of Guggenheim Investments and joined Guggenheim in August of 2014. Mr. Bachman has a bachelor's degree in finance and international business from the University of Maryland, College Park and has earned the Chartered Financial Analyst designation.
Claymore Exchange-Traded Fund Trust Overview
The Claymore Exchange-Traded Fund Trust (the "Trust") is an investment company complex currently consisting of 29 separate exchange-traded "index funds" as of September 30, 2015. The investment objective of each of the index funds is to correspond generally to the performance, before fees and expenses, of a specified market index.
This material must be preceded or accompanied by a prospectus for the Fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://guggenheiminvestments.com or by calling (800) 345-7999. Please read the prospectus carefully before investing. All Funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the Funds.
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(10/15)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
ETF-001-AR-0815

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Robert B. Karn III.  Mr. Karn is an independent Trustee for purposes of this Item 3 of Form N-CSR.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principles (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.

 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $81,568 and $84,000 for the fiscal years ending August 31, 2015 and August 31, 2014, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, including agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $0 and $0 for the fiscal years ending August 31, 2015 and August 31, 2014, respectively.

Ernst & Young did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $99,492 and $95,706 for the fiscal years ending August 31, 2015 and August 31, 2014, respectively.

Ernst & Young did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) of this Item were $0 and $0 for the fiscal years ending August 31, 2015 and August 31, 2014, respectively.

Ernst & Young did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

 (e)  Audit Committee Pre-Approval Policies and Procedures.

(i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

Section V.B.2: Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust,

including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes
•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends

o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects
(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

Section V.B.3: Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

 (f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly relate to the operations and financial reporting of the registrant were $99,492 and $95,706 for the fiscal years ending August 31, 2015, and August 31, 2014, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the Registrant is comprised of  Ronald A. Nyberg, Donald A. Chubb, Jerry B. Farley, Maynard F. Oliverius, Ronald E. Toupin, Jr., Randall C. Barnes, Roman Friedrich III and Robert B. Karn III.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(b)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Claymore Exchange-Traded Fund Trust

By:          /s/ Donald C. Cacciapaglia

Name:     Donald C. Cacciapaglia

Title:       President and Chief Executive Officer

Date:       November 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:          /s/ Donald C. Cacciapaglia

Name:     Donald C. Cacciapaglia

Title:       President and Chief Executive Officer

Date:       November 6, 2015

By:          /s/ John L. Sullivan

Name:     John L. Sullivan

Title:       Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:       November 6, 2015